UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

GENE L. NEEDLES, JR., PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: December 31, 2017

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2017 SEMI-ANNUAL REPORT

June 30, 2017

BAHL & GAYNOR SMALL CAP GROWTH FUND

HOLLAND LARGE CAP GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BAHL & GAYNOR SMALL CAP GROWTH FUND

Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. The use of futures contracts for cash management may subject the Fund to losing more money than invested. The Fund may participate in a securities lending program.

HOLLAND LARGE CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The use of futures contracts for cash management may subject the Fund to losing more money than invested.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2017

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed-income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions-based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

June 30, 2017 (Unaudited)

The Investor Class of the American Beacon Bahl & Gaynor Small Cap Growth Fund (the “Fund”) returned 5.53% for the six-month period ended June 30, 2017. The Fund lagged the Russell 2000 Growth Index (the “Index”) return of 9.97% for the period.

Total Returns for the Period ended June 30, 2017
	Ticker	6 Months*	1 Year	Since Inception (7/15/2014)
Institutional Class (1,5)	GBSIX	5.72%	24.39%	11.65%
Y Class (1,5)	GBSYX	5.57%	24.25%	11.53%
Investor Class (1,5)	GBSPX	5.53%	23.92%	11.23%
A without Sales Charge (1,2,5)	GBSAX	5.45%	23.94%	11.20%
A with Sales Charge (1,2,5)	GBSAX	(0.60)%	16.80%	9.00%
C without Sales Charge (1,3,5)	GBSCX	5.15%	23.01%	10.37%
C with Sales Charge (1,3,5)	GBSCX	4.15%	22.01%	10.37%

Russell 2000 Growth Index (4)		9.97%	24.40%	9.20%
S&P 500 Index (4)		9.34%	17.90%	9.47%

*	Not Annualized.

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.

2.	A Class shares have a maximum sales charge of 5.75%.

3.	C Class shares have a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

4.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell 2000 Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index of approximately 2,000 smaller-capitalization stocks from various industrial sectors. The Russell 2000® Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

5.	The Total Annual Fund Operating Expense set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.85%, 1.98%, 2.09%, 2.18%, and 3.09%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due to both security selection and sector allocation.

From a sector allocation perspective, the Fund benefited from a slight underweight to Energy, the worst performing sector in the Index. An underweight to Consumer Discretionary also contributed positively to overall performance. Adding moderate returns were underweights to Real Estate as well as an absence from the Utilities sector. This positive performance was offset by an underweight into Health Care, a top performing sector for the period. Overweights in Financials, Consumer Staples and Industrials also detracted from relative performance for the period.

2

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Performance Overview

June 30, 2017 (Unaudited)

Most of the Fund’s underperformance related to security selection was attributable to holdings in the Health Care and Information Technology sectors. Within Health Care, Medspace was down 17.8% while US Physical Therapy and Cantel Medical both lagged for the period, down 15.8% and 0.7%, respectively. In Information Technology, NIC Inc. was down over 21.7% and Hackett Group was down 11.6%. Also detracting from relative returns in this sector was an absence from Coherent Inc. (up 80.6%) and Universal Display Corp. (up 101.5%) for the period.

The aforementioned performance was moderately offset by the Fund’s holdings in the Industrials sector, with Raven Industries up 33.1% and MSA Safety up 18.3%. Within Energy, the Fund avoided Index positions US Silica (down 37.2%) and Carrizo Oil & Gas (down 53.4%). In Financials, Marketaxess Holdings was up 28.8% while Bank of the Ozarks was up 5.7%. The Fund’s absence in Consumer Staples holdings such as Lancaster Colony Corp. (down 12.5%) and Boston Beer Company Inc. (down 22.2%) also aided performance relative to the Index.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in high-quality, smaller capitalization, dividend-paying stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
Monolithic Power Systems, Inc.		3.1
Texas Roadhouse, Inc.		2.7
Cantel Medical Corp.		2.6
Thor Industries, Inc.		2.5
Pegasystems, Inc.		2.3
Watsco, Inc.		2.3
Marriott Vacations Worldwide Corp.		2.3
Methode Electronics, Inc.		2.3
MainSource Financial Group, Inc.		2.1
Cirrus Logic, Inc.		2.1

Total Fund Holdings	74

Sector Allocation (% Equities)
Information Technology		27.5
Industrials		18.1
Health Care		14.9
Consumer Discretionary		13.6
Financials		11.3
Consumer Staples		5.6
Materials		4.5
Real Estate		3.0
Energy		1.0
Utilities		0.5

3

American Beacon Holland Large Cap Growth FundSM

Performance Overview

June 30, 2017 (Unaudited)

The Investor Class of the American Beacon Holland Large Cap Growth Fund (the “Fund”) returned 14.37% for the six months ended June 30, 2017, compared to the Russell 1000® Growth Index (the “Index”) return of 13.99% for the same period.

Total Returns for the Period ended June 30, 2017
	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
Institutional Class (1,2,7)	LHGIX	14.55%	18.22%	8.84%	13.03%	8.12%
Y Class (1,3,7)	LHGYX	14.48%	18.17%	8.69%	12.88%	8.05%
Investor Class (1,7)	LHGFX	14.37%	17.82%	8.45%	12.63%	7.88%
A without Sales Charge (1,4,7)	LHGAX	14.34%	17.77%	8.40%	12.54%	7.83%
A with Sales Charge (1,4,7)	LHGAX	7.78%	10.99%	6.28%	11.22%	7.19%
C without Sales Charge (1,5,7)	LHGCX	13.91%	16.93%	7.60%	11.69%	7.40%
C with Sales Charge (1,5,7)	LHGCX	12.91%	15.93%	7.60%	11.69%	7.40%

Russell 1000 Growth Index (6)		13.99%	20.42%	11.11%	15.30%	8.91%

*	Not Annualized.

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the Investor Class was waived from 2002 through 2012, partially recovered in 2013, and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown from 2002 through 2012.

2.	Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/07 up to 3/1/10, the inception date of the Institutional Class, and the returns of the Institutional Class since its inception. Expenses of the Institutional Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Institutional Class been in existence since 6/30/07. A portion of the fees charged to the Institutional Class was waived from 2010 through 2012, partially recovered in 2013 and 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2012.

3.	Fund performance for the five-year and ten-year periods represents the returns achieved by the Investor Class from 6/30/07 up to 3/1/10, the Institutional Class from 3/1/10 to 3/23/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. As a result, total returns shown may be lower than they would have been had the Y Class been in existence since 6/30/07. A portion of the fees charged to the Y Class was waived in 2012, partially recovered in 2013 and waived in 2014 and 2015. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2014, and 2015.

4.	Fund performance for the ten-year period represents the returns achieved by the Investor Class from 6/30/07 through 2/1/10, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/07. A portion of the fees charged to the A Class was waived from 2010 through 2014. Performance prior to waiving fees was lower than the actual returns shown from 2010 through 2014. A Class shares have a maximum sales charge of 5.75%.

5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 6/30/07 through 3/23/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/07. A portion of the fees charged to the C Class has been waived since 2012. Performance prior to waiving fees was lower than the actual returns shown since 2012. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

6.	The Russell 1000® Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

4

American Beacon Holland Large Cap Growth FundSM

Performance Overview

June 30, 2017 (Unaudited)

7.	The Total Annual Fund Operating Expense set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 0.89%, 0.99%, 1.27%, 1.31%, and 2.08%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index as both security selection and sector allocation added value relative to the Index.

Most of the Fund’s excess performance related to security selection was attributed to holdings in the Consumer Staples and Industrials sectors. Investments in Consumer Staples contributing to performance included Whole Foods Market (up 38.8%) and Mead Johnson Nutrition (up 25.9%). The Fund’s absence from Kroger, which was down 31.9% in the Index, also positively impacted performance. In the Industrials sector, Southwest Airlines (up 25.2%) and Roper Technologies (up 27.1%) added the most relative value. The aforementioned good performance was somewhat offset by security selection in the Financials sector. The Fund’s larger allocation in TD Ameritrade (up 0.1%) lagged the sector return of 14.2%; and therefore detracted from performance.

From a sector allocation perspective, the Fund’s absence from Telecommunication Services and Energy, the two worst performing sectors, added value relative to the Index.

Top Ten Holdings (% Net Assets)
Visa, Inc.		4.6
Amazon.com, Inc.		4.6
Alphabet, Inc.		4.4
Apple, Inc.		4.4
Adobe Systems, Inc.		4.1
Facebook, Inc.		4.0
Priceline Group, Inc.		3.8
Microsoft Corp.		3.7
Southwest Airlines Co.		3.0
Broadcom Ltd.		2.9

Total Fund Holdings	51

Sector Allocation (% Equities)
Information Technology		37.0
Consumer Discretionary		22.0
Health Care		14.7
Industrials		11.9
Consumer Staples		9.4
Financials		3.7
Materials		1.3

5

American Beacon FundsSM

Expense Examples

June 30, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2017 through June 30, 2017.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon FundsSM

Expense Examples

June 30, 2017 (Unaudited)

American Beacon Bahl & Gaynor Small Cap Growth Fund
	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Expenses Paid During Period 1/1/2017-6/30/2017*
Institutional Class
Actual	$1,000.00	$1,057.20	$5.00
Hypothetical**	$1,000.00	$1,019.90	$4.91
Y Class
Actual	$1,000.00	$1,055.70	$5.50
Hypothetical**	$1,000.00	$1,019.40	$5.41
Investor Class
Actual	$1,000.00	$1,055.30	$6.93
Hypothetical**	$1,000.00	$1,018.10	$6.81
A Class
Actual	$1,000.00	$1,054.40	$7.03
Hypothetical**	$1,000.00	$1,018.00	$6.90
C Class
Actual	$1,000.00	$1,051.50	$10.83
Hypothetical**	$1,000.00	$1,014.20	$10.64

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.98%, 1.08%, 1.36%, 1.38% and 2.13% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Holland Large Cap Growth Fund
	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Expenses Paid During Period 1/1/2017-6/30/2017*
Institutional Class
Actual	$1,000.00	$1,145.50	$4.79
Hypothetical**	$1,000.00	$1,020.30	$4.51
Y Class
Actual	$1,000.00	$1,145.30	$5.27
Hypothetical**	$1,000.00	$1,019.90	$4.96
Investor Class
Actual	$1,000.00	$1,143.70	$6.64
Hypothetical**	$1,000.00	$1,018.60	$6.26
A Class
Actual	$1,000.00	$1,143.40	$6.86
Hypothetical**	$1,000.00	$1,018.40	$6.46
C Class
Actual	$1,000.00	$1,139.10	$10.82
Hypothetical**	$1,000.00	$1,014.70	$10.19

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.90%, 0.99%, 1.25%, 1.29% and 2.04% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

7

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.63%
Consumer Discretionary - 13.43%
Auto Components - 1.91%
Gentex Corp.	23,350	$442,949
LCI Industries	1,595	163,328

		606,277

Automobiles - 2.47%
Thor Industries, Inc.	7,495	783,377

Hotels, Restaurants & Leisure - 5.01%
Marriott Vacations Worldwide Corp.	6,150	724,162
Texas Roadhouse, Inc.	16,940	863,093

		1,587,255

Household Durables - 1.87%
Flexsteel Industries, Inc.	10,915	590,611

Media - 0.48%
Cinemark Holdings, Inc.	3,890	151,127

Specialty Retail - 0.60%
Monro Muffler Brake, Inc.	4,515	188,501

Textiles, Apparel & Luxury Goods - 1.09%
Columbia Sportswear Co.	2,885	167,503
Superior Uniform Group, Inc.	7,970	178,130

		345,633

Total Consumer Discretionary		4,252,781

Consumer Staples - 5.53%
Food & Staples Retailing - 1.35%
PriceSmart, Inc.	4,895	428,802

Food Products - 2.65%
B&G Foods, Inc.A	4,540	161,624
Calavo Growers, Inc.A	4,770	329,369
J&J Snack Foods Corp.	2,635	348,004

		838,997

Personal Products - 1.53%
Inter Parfums, Inc.	13,175	482,864

Total Consumer Staples		1,750,663

Energy - 0.96%
Oil, Gas & Consumable Fuels - 0.96%
GasLog Ltd.	19,955	304,314

Financials - 11.18%
Banks - 5.66%
First Interstate BancSystem, Inc., Class A	16,440	611,568
Glacier Bancorp, Inc.	5,645	206,664
MainSource Financial Group, Inc.	19,830	664,503
S&T Bancorp, Inc.	8,660	310,548

		1,793,283

Capital Markets - 3.90%
Evercore Partners, Inc., Class A	9,160	645,780

See accompanying notes

8

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.63% (continued)
Financials - 11.18% (continued)
Capital Markets - 3.90% (continued)
Virtu Financial, Inc., Class AA	33,385	$589,245

		1,235,025

Insurance - 1.62%
Horace Mann Educators Corp.	13,550	512,190

Total Financials		3,540,498

Health Care - 14.72%
Health Care Equipment & Supplies - 6.54%
Abaxis, Inc.	9,410	498,918
Atrion Corp.	490	315,217
Cantel Medical Corp.	10,415	811,433
LeMaitre Vascular, Inc.	14,305	446,602

		2,072,170

Health Care Providers & Services - 3.24%
Aceto Corp.	10,345	159,830
Chemed Corp.	745	152,375
Patterson Companies, Inc.	7,280	341,796
US Physical Therapy, Inc.	6,150	371,460

		1,025,461

Health Care Technology - 3.15%
Medidata Solutions, Inc.B	2,620	204,884
Omnicell, Inc.B	14,680	632,708
Simulations Plus, Inc.	13,050	161,167

		998,759

Life Sciences Tools & Services - 1.79%
Bio-Techne Corp.	3,390	398,325
Medpace Holdings, Inc.B	5,770	167,330

		565,655

Total Health Care		4,662,045

Industrials - 17.82%
Aerospace & Defense - 0.57%
HEICO Corp.	2,511	180,390

Building Products - 3.70%
Apogee Enterprises, Inc.	9,535	541,970
Simpson Manufacturing Co., Inc.	6,920	302,473
Universal Forest Products, Inc.	3,765	328,722

		1,173,165

Commercial Services & Supplies - 5.76%
Healthcare Services Group, Inc.	9,660	452,378
Matthews International Corp., Class A	5,020	307,475
MSA Safety, Inc.	6,400	519,488
Ritchie Bros Auctioneers, Inc.	18,950	544,623

		1,823,964

Construction & Engineering - 1.48%
Valmont Industries, Inc.	3,135	468,996

See accompanying notes

9

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.63% (continued)
Industrials - 17.82% (continued)
Industrial Conglomerates - 1.54%
Raven Industries, Inc.	14,680	$488,844

Machinery - 0.81%
Hyster-Yale Materials Handling, Inc.	3,640	255,710

Trading Companies & Distributors - 3.96%
Applied Industrial Technologies, Inc.	8,785	518,754
Watsco, Inc.	4,770	735,534

		1,254,288

Total Industrials		5,645,357

Information Technology - 27.13%
Electronic Equipment, Instruments & Components - 7.82%
II-VI, Inc.B	4,440	152,292
Littelfuse, Inc.	1,605	264,825
Mesa Laboratories, Inc.	2,885	413,449
Methode Electronics, Inc.	17,570	723,884
National Instruments Corp.	11,295	454,285
SYNNEX Corp.	3,890	466,645

		2,475,380

Internet Software & Services - 2.40%
NIC, Inc.	32,005	606,495
Reis, Inc.	7,220	153,425

		759,920

IT Services - 2.94%
CSG Systems International, Inc.	7,405	300,495
Forrester Research, Inc.	5,560	217,674
Hackett Group, Inc.	26,605	412,377

		930,546

Semiconductors & Semiconductor Equipment - 8.76%
Cirrus Logic, Inc.B	10,540	661,069
Monolithic Power Systems, Inc.	10,165	979,906
NVE Corp.	1,965	151,305
Power Integrations, Inc.	5,770	420,633
Silicon Motion Technology Corp., ADR	11,670	562,844

		2,775,757

Software - 5.21%
Blackbaud, Inc.	7,155	613,541
Monotype Imaging Holdings, Inc.	16,305	298,382
Pegasystems, Inc.	12,675	739,586

		1,651,509

Total Information Technology		8,593,112

Materials - 4.48%
Chemicals - 4.48%
Balchem Corp.	4,515	350,861
PolyOne Corp.	16,815	651,413
Stepan Co.	4,770	415,658

		1,417,932

Total Materials		1,417,932

See accompanying notes

10

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.63% (continued)
Real Estate - 2.92%
Equity Real Estate Investment Trusts (REITs) - 0.94%
CoreSite Realty Corp.	2,875	$297,649

Real Estate Management & Development - 1.98%
RE/MAX Holdings, Inc., Class A	11,170	626,078

Total Real Estate		923,727

Utilities - 0.46%
Gas Utilities - 0.46%
ONE Gas, Inc.	2,105	146,950

Total Common Stocks (Cost $27,854,766)		31,237,379

SHORT-TERM INVESTMENTS - 1.07% (Cost $338,751)
Investment Companies - 1.07%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.87%C D	338,751	338,751

SECURITIES LENDING COLLATERAL - 3.32% (Cost $1,050,701)
Investment Companies - 3.32%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.87%C D	1,050,701	1,050,701

TOTAL INVESTMENTS - 103.02% (Cost $29,244,218)		32,626,831
OTHER LIABILITIES, NET OF ASSETS - (3.02%)		(957,160)

TOTAL NET ASSETS - 100.00%		$31,669,671

Percentages are stated as a percent of net assets.

A All or a portion of this security is on loan at June 30, 2017.

B Non-income producing security.

C The Fund is affiliated by having the same investment advisor.

D 7-day effective yield.

Futures Contracts Open on June 30, 2017:
Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Russell 200 E-Mini Index Futures	Long	4	September 2017	$282,860	$2,715

				$282,860	$2,715

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2017, the investments were classified as described below:

Bahl & Gaynor Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$31,237,379	$-	$-	$31,237,379
Short-Term Investments	338,751	-	-	338,751
Securities Lending Collateral	1,050,701	-	-	1,050,701

Total Investments in Securities - Assets	$32,626,831	$-	$-	$32,626,831

Financial Derivative Instruments - Assets
Futures Contracts	$2,715	$-	$-	$2,715

Total Financial Derivative Instruments - Assets	$2,715	$-	$-	$2,715

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended June 30, 2017, there were no transfers between levels.

See accompanying notes

11

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.34%
Consumer Discretionary - 21.43%
Auto Components - 1.22%
Delphi Automotive PLC	13,052	$1,144,008

Hotels, Restaurants & Leisure - 1.54%
Starbucks Corp.	24,888	1,451,219

Household Durables - 1.35%
DR Horton, Inc.	36,575	1,264,397

Internet & Direct Marketing Retail - 8.42%
Amazon.com, Inc.A	4,472	4,328,896
Priceline Group, Inc.A	1,913	3,578,305

		7,907,201

Media - 1.48%
Twenty-First Century Fox, Inc., Class A	49,126	1,392,231

Multiline Retail - 1.18%
Dollar General Corp.	15,388	1,109,321

Specialty Retail - 3.45%
Advance Auto Parts, Inc.	9,674	1,127,892
Lowe’s Cos., Inc.	27,208	2,109,436

		3,237,328

Textiles, Apparel & Luxury Goods - 2.79%
NIKE, Inc., Class B	32,622	1,924,698
Under Armour, Inc., Class AA B	31,991	696,124

		2,620,822

Total Consumer Discretionary		20,126,527

Consumer Staples - 9.09%
Beverages - 2.82%
Monster Beverage Corp.A	35,750	1,776,060
PepsiCo, Inc.	7,569	874,144

		2,650,204

Food & Staples Retailing - 5.37%
Costco Wholesale Corp.	9,738	1,557,398
CVS Health Corp.	20,994	1,689,177
Whole Foods Market, Inc.	42,617	1,794,602

		5,041,177

Food Products - 0.90%
Blue Buffalo Pet Products, Inc.A	37,287	850,517

Total Consumer Staples		8,541,898

Financials - 3.61%
Capital Markets - 3.61%
BlackRock, Inc.	4,308	1,819,742
TD Ameritrade Holding Corp.	36,624	1,574,466

		3,394,208

Total Financials		3,394,208

See accompanying notes

12

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)
Health Care - 14.34%
Biotechnology - 4.53%
Biogen, Inc.A	2,765	$750,310
Celgene Corp.A	11,240	1,459,739
Gilead Sciences, Inc.	15,386	1,089,021
Vertex Pharmaceuticals, Inc.A	7,452	960,339

		4,259,409

Health Care Equipment & Supplies - 2.77%
Hologic, Inc.A	23,592	1,070,605
Medtronic PLC	17,257	1,531,559

		2,602,164

Health Care Providers & Services - 2.88%
Envision Healthcare Corp.A	8,389	525,739
UnitedHealth Group, Inc.	11,736	2,176,089

		2,701,828

Health Care Technology - 0.95%
Cerner Corp.A	13,395	890,366

Life Sciences Tools & Services - 0.97%
Quintiles IMS Holdings, Inc.A	10,212	913,974

Pharmaceuticals - 2.24%
Bristol-Myers Squibb Co.	19,050	1,061,466
Zoetis, Inc.	16,698	1,041,621

		2,103,087

Total Health Care		13,470,828

Industrials - 11.62%
Aerospace & Defense - 0.85%
Boeing Co.	4,040	798,910

Air Freight & Logistics - 1.61%
United Parcel Service, Inc., Class B	13,677	1,512,540

Airlines - 3.01%
Southwest Airlines Co.	45,457	2,824,698

Electrical Equipment - 1.28%
Acuity Brands, Inc.	5,922	1,203,824

Industrial Conglomerates - 4.87%
Honeywell International, Inc.	20,516	2,734,578
Roper Technologies, Inc.	7,948	1,840,200

		4,574,778

Total Industrials		10,914,750

Information Technology - 35.99%
Internet Software & Services - 8.44%
Alphabet, Inc., Class CA	4,567	4,150,170
Facebook, Inc., Class AA	24,999	3,774,349

		7,924,519

See accompanying notes

13

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 97.34% (continued)
Information Technology - 35.99% (continued)
IT Services - 6.80%
Automatic Data Processing, Inc.	11,374	$1,165,380
International Business Machines Corp.	5,691	875,446
Visa, Inc., Class A	46,387	4,350,173

		6,390,999

Semiconductors & Semiconductor Equipment - 2.91%
Broadcom Ltd.	11,741	2,736,240

Software - 13.45%
Adobe Systems, Inc.A	27,471	3,885,498
Check Point Software Technologies Ltd.A	16,187	1,765,678
Electronic Arts, Inc.A	10,734	1,147,507
Intuit, Inc.	9,367	1,244,031
Microsoft Corp.	50,867	3,506,263
Tyler Technologies, Inc.A	6,190	1,087,397

		12,636,374

Technology Hardware, Storage & Peripherals - 4.39%
Apple, Inc.	28,594	4,118,108

Total Information Technology		33,806,240

Materials - 1.26%
Chemicals - 1.26%
Ecolab, Inc.	8,895	1,180,811

Total Common Stocks (Cost $60,360,401)		91,435,262

SHORT-TERM INVESTMENTS - 3.89% (Cost $3,651,730)
Investment Companies - 3.89%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.87%C D	3,651,730	3,651,730

SECURITIES LENDING COLLATERAL - 0.70% (Cost $661,004)
Investment Companies - 0.70%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.87%C D	661,004	661,004

TOTAL INVESTMENTS - 101.93% (Cost $64,673,135)		95,747,996
OTHER LIABILITIES, NET OF ASSETS - (1.93%)		(1,817,133)

TOTAL NET ASSETS - 100.00%		$93,930,863

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at June 30, 2017.

C The Fund is affiliated by having the same investment advisor.

D 7-day effective yield.

PLC - Public Limited Company.

Futures Contracts Open on June 30, 2017:
Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	Long	28	September 2017	$3,389,260	$(9,080)

				$3,389,260	$(9,080)

See accompanying notes

14

American Beacon Holland Large Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2017, the investments were classified as described below:

Holland Large Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$91,435,262	$-	$-	$91,435,262
Short-Term Investments	3,651,730	-	-	3,651,730
Securities Lending Collateral	661,004	-	-	661,004

Total Investments in Securities - Assets	$95,747,996	$-	$-	$95,747,996

Financial Derivative Instruments - Liabilities
Futures Contracts	$(9,080)	$-	$-	$(9,080)

Total Financial Derivative Instruments - Liabilities	$(9,080)	$-	$-	$(9,080)

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended June 30, 2017, there were no transfers between levels.

See accompanying notes

15

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)

	Bahl & Gaynor Small Cap Growth Fund	Holland Large Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value†	$31,237,379	$91,435,262
Investments in affiliated securities, at fair value‡	1,389,452	4,312,734
Deposit with brokers for futures contracts	13,400	117,600
Dividends and interest receivable	26,472	29,488
Receivable for investments sold	-	433,957
Receivable for fund shares sold	30,378	50,657
Receivable for expense reimbursement (Note 2)	3,498	138
Receivable for variation margin on open futures contracts (Note 5)	-	6,858
Prepaid expenses	62,989	45,533

Total assets	32,763,568	96,432,227

Liabilities:
Payable for investments purchased	-	1,737,637
Payable for fund shares redeemed	-	1,073
Payable for variation margin from open futures contracts (Note 5)	749	-
Payable upon return of securities loaned§	1,050,701	661,004
Management and investment advisory fees payable	23,772	63,286
Administrative service and service fees payable	2,085	17,172
Transfer agent fees payable (Note 2)	1,571	1,332
Custody and fund accounting fees payable	1,784	2,805
Professional fees payable	12,210	13,468
Trustee fees payable	-	3
Payable for prospectus and shareholder reports	758	462
Other liabilities	267	3,122

Total liabilities	1,093,897	2,501,364

Net Assets	$31,669,671	$93,930,863

Analysis of Net Assets:
Paid-in-capital	$27,436,058	$55,988,463
Undistributed net investment income	41,785	53,549
Accumulated net realized gain	806,500	6,823,070
Unrealized appreciation of investments	3,382,613	31,074,861
Unrealized appreciation (depreciation) of futures contracts	2,715	(9,080)

Net assets	$31,669,671	$93,930,863

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	760,968	561,202

Y Class	1,110,422	21,013

Investor Class	188,740	2,724,266

A Class	255,199	56,984

C Class	40,370	16,308

Net assets:
Institutional Class	$10,270,540	$15,906,258

Y Class	$14,949,201	$591,357

Investor Class	$2,519,183	$75,444,097

A Class	$3,403,716	$1,563,161

C Class	$527,031	$425,990

Net asset value, offering and redemption price per share:
Institutional Class	$13.50	$28.34

Y Class	$13.46	$28.14

Investor Class	$13.35	$27.69

A Class	$13.34	$27.43

A Class (offering price)	$14.15	$29.10

C Class	$13.06	$26.12

† Cost of investments in unaffiliated securities	$27,854,766	$60,360,401
‡ Cost of investments in affiliated securities	$1,389,452	$4,312,734
§ Fair value of securities on loan	$1,012,740	$661,308

See accompanying notes

16

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2017 (Unaudited)

	Bahl & Gaynor Small Cap Growth Fund	Holland Large Cap Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$188,996	$575,473
Dividend income from affiliated securities	1,621	9,414
Income derived from securities lending (Note 2)	302	4,328

Total investment income	190,919	589,215

Expenses:
Management and investment advisory fees (Note 2)	114,965	340,209
Transfer agent fees:
Institutional Class (Note 2)	1,194	718
Y Class (Note 2)	3,520	150
Investor Class	621	3,902
A Class	219	104
C Class	31	23
Custody and fund accounting fees	5,959	8,110
Professional fees	16,478	17,333
Registration fees and expenses	21,510	22,789
Service fees (Note 2):
Y Class	2,236	117
Investor Class	3,901	126,946
A Class	2,160	1,090
C Class	381	280
Distribution fees (Note 2):
A Class	3,600	1,817
C Class	2,542	1,867
Prospectus and shareholder report expenses	2,827	7,884
Trustee fees	705	2,905
Other expenses	2,059	4,622

Total expenses	184,908	540,866

Net fees waived and expenses (reimbursed) (Note 2)	(35,774)	(164)

Net expenses	149,134	540,702

Net investment income	41,785	48,513

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	953,711	6,249,652
Commission recapture (Note 1)	-	961
Futures contracts	(13,049)	138,324
Change in net unrealized appreciation (depreciation) of:
Investments	448,441	5,898,522
Futures contracts	5,500	7,399

Net gain from investments	1,394,603	12,294,858

Net increase in net assets resulting from operations	$1,436,388	$12,343,371

† Foreign taxes	$379	$-

See accompanying notes

17

American Beacon FundsSM

Statements of Changes in Net Assets

	Bahl & Gaynor Small Cap Growth Fund		Holland Large Cap Growth Fund
	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$41,785	$49,381	$48,513	$(54,271)
Net realized gain from investments, commission recapture and futures contracts	940,662	93,102	6,388,937	3,515,389
Change in net unrealized appreciation (depreciation) of investments and futures contracts	453,941	2,932,772	5,905,921	(1,779,089)

Net increase in net assets resulting from operations	1,436,388	3,075,255	12,343,371	1,682,029

Distributions to Shareholders:
Institutional Class	-	(18,862)	-	-
Y Class	-	(16,961)	-	-
Investor Class	-	(8,783)	-	-
A Class	-	(5,812)	-	-
C Class	-	(497)	-	-
Net realized gain from investments:
Institutional Class	-	-	-	(646,655)
Y Class	-	-	-	(10,980)
Investor Class	-	-	-	(1,766,034)
A Class	-	-	-	(34,342)
C Class	-	-	-	(9,316)

Net distributions to shareholders	-	(50,915)	-	(2,467,327)

Capital Share Transactions:
Proceeds from sales of shares	12,469,320	11,394,900	4,198,658	13,225,448
Reinvestment of dividends and distributions	-	49,550	-	2,467,141
Cost of shares redeemed	(2,986,054)	(923,263)	(19,410,990)	(17,992,253)

Net increase (decrease) in net assets from capital share transactions	9,483,266	10,521,187	(15,212,332)	(2,299,664)

Net increase (decrease) in net assets	10,919,654	13,545,527	(2,868,961)	(3,084,962)

Net Assets:
Beginning of period	20,750,017	7,204,490	96,799,824	99,884,786

End of Period *	$31,669,671	$20,750,017	$93,930,863	$96,799,824

*Includes undistributed net investment income	$41,785	$-	$53,549	$5,036

See accompanying notes

18

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.   Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. As of June 30, 2017, the Trust consists of thirty-two active series, two of which are presented in this filing: American Beacon Bahl & Gaynor Small Cap Growth Fund and American Beacon Holland Large Cap Growth Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

New Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and its impact, if any, on the Funds’ Financial Statements.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large Institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include services fees, distribution fees, and sub-transfer agent fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow

19

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, which is part of the U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses of the Fund are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

20

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

2.   Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with Bahl & Gaynor, Inc. and Holland Capital Management LLC (the “Sub-Advisors”) pursuant to which the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedules:

Bahl & Gaynor, Inc.

First $500 million	0.525%
Over $500 million	0.50%

Holland Capital Management LLC

First $125 million	0.40%
Next 125 million	0.35%
Over $250 million	0.30%

The Management and Sub-Advisory Fees paid by the Fund for the period ended June 30, 2017 were as follows:

Bahl & Gaynor Small Cap Growth

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$46,006
Sub-Advisor Fees	0.51%	68,959

Total	0.86%	$114,965

Holland Large Cap Growth

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$159,021
Sub-Advisor Fees	0.40%	181,188

Total	0.75%	$340,209

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Funds pay to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the period ended June 30, 2017, the Manager received securities lending fees of $46 and $827 for the securities lending activities of the Bahl & Gaynor Small Cap Growth Fund and Holland Large Cap Growth Fund, respectively.

21

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Effective April 1, 2017, the Funds terminated the Service Plan for the Y Class.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Funds agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended June 30, 2017, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$4,318
Holland Large Cap Growth	255

As of June 30, 2017, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bahl & Gaynor Small Cap Growth	$1,421
Holland Large Cap Growth	171

22

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2017, the Manager earned fees on the Funds’ direct and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral in USG Select Fund	Total
Bahl & Gaynor Small Cap Growth	$267	$157	$424
Holland Large Cap Growth	1,496	185	1,681

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating funds. During the period ended June 30, 2017, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense cap. During the period ended June 30, 2017, the Manager waived or reimbursed expenses as follows:

		Expense Cap
Fund	Class	1/1/17 - 6/30/2017	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
Bahl & Gaynor Small Cap Growth	Institutional	0.98%	$12,980	$-	2020
Bahl & Gaynor Small Cap Growth	Y	1.08%	15,191	-	2020
Bahl & Gaynor Small Cap Growth	Investor	1.36%	2,774	-	2020
Bahl & Gaynor Small Cap Growth	A	1.38%	4,112	-	2020
Bahl & Gaynor Small Cap Growth	C	2.13%	717	-	2020
Holland Large Cap Growth	Y	N/A *	24	-	2020
Holland Large Cap Growth	A	1.29%*	111	-	2020
Holland Large Cap Growth	C	2.04%	29	-	2020

*Effective 4/28/2017.

Of these amounts, $3,498 and $138 were disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at June 30, 2017 for the Bahl & Gaynor Small Cap Growth Fund and Holland Large Cap Growth Fund, respectively. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2020. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bahl & Gaynor Small Cap Growth	$-	$123,829	$-	2018

23

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended June 30, 2017, Foreside collected $3,621 and $678 for Bahl & Gaynor Small Cap Growth Fund and Holland Large Cap Growth Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2017, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2017, CDSC fees of $108 and $20 were collected for Class C Shares of the Bahl & Gaynor Small Cap Growth Fund and Holland Large Cap Growth Fund, respectively.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

24

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Other investments, for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value, as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a

25

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended June 30, 2017, the Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2017
Bahl & Gaynor Small Cap Growth	4
Holland Large Cap Growth	27

26

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Bahl & Gaynor Small Cap Growth

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2017:

Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Receivable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$2,715	$2,715

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2017:

Derivatives not accounted for as hedging instruments

Realized gain (loss) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Net realized gain (loss) from futures contracts	$-	$-	$-	$-	$(13,049)	$(13,049)

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Change in unrealized appreciation (depreciation) from futures contracts	$-	$-	$-	$-	$5,500	$5,500

Holland Large Cap Growth

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2017:

Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$-	$-	$-	$-	$(9,080)	$(9,080)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2017:

Derivatives not accounted for as hedging instruments

Realized gain (loss) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Net realized gain (loss) from futures contracts	$-	$-	$-	$-	$138,324	$138,324

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Change in unrealized appreciation (depreciation) from futures contracts	$-	$-	$-	$-	$7,399	$7,399

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedule of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

27

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

6.   Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Dividend Risk

An issuer of stock held by the Funds may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets.

Futures Contracts Risk

Futures contracts are derivative instruments where one party pays a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Futures contracts may experience potentially dramatic price changes (losses) and imperfect correlation between the price of the contract and the underlying security or index, which will increase the volatility of the Funds and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

28

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a rate increase on various markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk

When the Funds focuses its investments in certain sectors of the economy, its performance may be driven largely by sector performance and could fluctuate more widely than if the Funds were invested more evenly across sectors.

Securities Lending Risk

To the extent the Funds lends its securities, it may be subject to the following risks; i) borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2017.

29

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Bahl & Gaynor Small Cap Growth

Offsetting of Financial and Derivative Assets as of June 30, 2017:
	Assets	Liabilities
Futures Contracts	$2,715	$-

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$2,715	$-

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$(2,715)	$-

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions:
Common Stocks	$1,050,701	$-	$-	$-	$1,050,701

Total Borrowings	$1,050,701	$-	$-	$-	$1,050,701

Gross amount of recognized liabilities for securities lending transactions					$1,050,701

Holland Large Cap Growth

Offsetting of Financial and Derivative Liabilities as of June 30, 2017:
	Assets	Liabilities
Futures Contracts	$-	$9,080

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$-	$9,080

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(9,080)

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$661,004	$-	$-	$-	$661,004

Total Borrowings	$661,004	$-	$-	$-	$661,004

Gross amount of recognized liabilities for securities lending transactions					$661,004

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2016 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

30

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

As of June 30, 2017 the tax cost for each Fund and their respective gross unrealized appreciation and depreciation were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Bahl & Gaynor Small Cap Growth	$29,455,630	$3,628,138	$(456,937)	$3,171,201
Holland Large Cap Growth	64,890,498	32,105,668	(1,248,170)	30,857,498

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses. For the period ended December 31, 2016, the Funds did not have capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the six months ended June 30, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases (U.S. Government Securities)	Sales	Sales (U.S. Government Securities)
Bahl & Gaynor Small Cap Growth	$14,733,214	$-	$5,228,921	$-
Holland Large Cap Growth	11,031,008	-	25,888,568	-

A summary of the Funds’ transactions in the USG Select Fund for the period ended June 30, 2017 were as follows:

Fund	Type of Transaction	December 31, 2016 Shares/Fair Value	Purchases	Sales	June 30, 2017 Shares/Fair Value	Dividend Income
Bahl & Gaynor Small Cap Growth	Direct	$628,203	$15,007,642	$15,297,094	$338,751	$1,621
Bahl & Gaynor Small Cap Growth	Securities Lending	-	5,706,379	4,655,678	1,050,701	-
Holland Large Cap Growth	Direct	2,600,481	22,902,776	21,851,527	3,651,730	9,414
Holland Large Cap Growth	Securities Lending	-	3,670,596	3,009,592	661,004	-

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

31

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2017, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Bahl & Gaynor Small Cap Growth	$1,012,740	$1,050,701	$-	$1,050,701
Holland Large Cap Growth	661,308	661,004	-	661,004

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	169,749	$2,215,125	279,042	$3,182,952
Reinvestment of dividends	-	-	1,466	18,862
Shares redeemed	(1,048)	(13,725)	(5,890)	(66,509)

Net (decrease) in shares outstanding	168,701	$2,201,400	274,618	$3,135,305

32

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

	Y Class

	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	609,619	$7,964,800	290,672	$3,267,497
Reinvestment of dividends	-	-	1,225	15,718
Shares redeemed	(37,202)	(488,246)	(20,725)	(219,124)

Net (decrease) in shares outstanding	572,417	$7,476,554	271,172	$3,064,091

	Investor Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	71,678	$925,892	251,437	$2,931,223
Reinvestment of dividends	-	-	686	8,739
Shares redeemed	(167,092)	(2,136,553)	(17,200)	(202,363)

Net (decrease) in shares outstanding	(95,414)	$(1,210,661)	234,923	$2,737,599

	A Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	92,979	$1,202,225	169,878	$1,935,789
Reinvestment of dividends	-	-	454	5,785
Shares redeemed	(21,367)	(276,084)	(31,702)	(391,741)

Net (decrease) in shares outstanding	71,612	$926,141	138,630	$1,549,833

	C Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Bahl & Gaynor Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	12,682	$161,278	6,362	$77,439
Reinvestment of dividends	-	-	36	446
Shares redeemed	(5,505)	(71,446)	(4,090)	(43,526)

Net (decrease) in shares outstanding	7,177	$89,832	2,308	$34,359

	Institutional Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	86,626	$2,330,713	375,247	$9,486,080
Reinvestment of dividends	-	-	25,815	646,655
Shares redeemed	(568,901)	(14,540,535)	(107,464)	(2,632,755)

Net (decrease) in shares outstanding	(482,275)	$(12,209,822)	293,598	$7,499,980

	Y Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	7,842	$208,784	7,193	$178,500
Reinvestment of dividends	-	-	441	10,980
Shares redeemed	(3,326)	(88,223)	(4,667)	(112,646)

Net (decrease) in shares outstanding	4,516	$120,561	2,967	$76,834

33

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

	Investor Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	43,586	$1,148,254	114,264	$2,666,451
Reinvestment of dividends	-	-	72,016	1,765,848
Shares redeemed	(165,095)	(4,346,219)	(578,060)	(13,930,498)

Net (decrease) in shares outstanding	(121,509)	$(3,197,965)	(391,780)	$(9,498,199)

	A Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	14,953	$390,569	38,168	$869,417
Reinvestment of dividends	–	–	1,414	34,342
Shares redeemed	(13,317)	(351,206)	(36,839)	(885,200)

Net (decrease) in shares outstanding	1,636	$39,363	2,743	$18,559

	C Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Holland Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	4,861	$120,338	1,090	$25,000
Reinvestment of dividends	-	-	401	9,316
Shares redeemed	(3,462)	(84,807)	(19,093)	(431,154)

Net (decrease) in shares outstanding	1,399	$35,531	(17,602)	$(396,838)

11.  Subsequent Events

At a Meeting held on August 23, 2017, the Board approved the termination of the investment advisory agreement among the Manager, Holland Capital Management LLC (“Holland”) and the Trust, on behalf of the Fund and the approval of a new investment advisory agreement among the Manager, HS Management Partners, LLC (“HSMP”) and the Trust, on behalf of the Fund. The agreement with Holland will be terminated on or about September 18, 2017 (the “Effective Date”). Immediately following the termination, the agreement with HSMP will become effective. The Board also approved certain additional changes regarding the Fund, including: (i) a change to the Fund’s name; (ii) a reduction in the Fund’s investment sub-advisory fee; (iii) modifications to the Fund’s principal investment strategies; and (iv) the elimination of the Fund’s non-fundamental policy to invest at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large market capitalization companies at the time of purchase. These additional changes will become effective on the Effective Date, except for the elimination of the Fund’s 80% policy, which will become effective October 24, 2017. Effective as of the Effective Date, the name of the Fund is changed to “American Beacon HSMP Quality Growth Fund”.

34

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30,		Year Ended December 31,			July 15, 2014A to December 31,

	2017		2016	2015		2014

	(unaudited)
Net asset value, beginning of period	$12.77		$10.17	$10.71		$10.00

Income from investment operations:
Net investment income	0.02		0.03	0.08		0.02
Net gains (losses) on investments (both realized and unrealized)	0.71		2.60	(0.39)		0.71

Total income (loss) from investment operations	0.73		2.63	(0.31)		0.73

Less distributions:
Dividends from net investment income	-		(0.03)	(0.06)		(0.02)
Distributions from net realized gains	-		-	(0.16)		-
Tax return of capital	-		-	(0.01	)B	-

Total distributions	-		(0.03)	(0.23)		(0.02)

Net asset value, end of period	$13.50		$12.77	$10.17		$10.71

Total returnC	5.72	%D	25.88%	(2.96)%		7.28	%D

Ratios and supplemental data:
Net assets, end of period	$10,270,540		$7,563,970	$3,231,461		$3,102,721
Ratios to average net assets:
Expenses, before reimbursements	1.28	%E	1.85%	3.04%		8.98	%E
Expenses, net of reimbursements	0.98	%E	0.98%	0.98%		0.98	%E
Net investment income (loss), before expense reimbursements	0.14	%E	(0.30)%	(1.33)%		(7.51	)%E
Net investment income, net of reimbursements	0.44	%E	0.57%	0.72%		0.49	%E
Portfolio turnover rate	20	%D	23%	54%		12	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from July 15, 2014 through December 31, 2014.

See accompanying notes

35

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,			July 15, 2014A to December 31,

	2017		2016	2015		2014

	(unaudited)
Net asset value, beginning of period	$12.75		$10.16	$10.71		$10.00

Income from investment operations:
Net investment income	0.02		0.04	0.06		0.01
Net gains (losses) on investments (both realized and unrealized)	0.69		2.58	(0.38)		0.72

Total income (loss) from investment operations	0.71		2.62	(0.32)		0.73

Less distributions:
Dividends from net investment income	-		(0.03)	(0.06)		(0.02)
Distributions from net realized gains	-		-	(0.16)		-
Tax return of capital	-		-	(0.01	)B	-

Total distributions	-		(0.03)	(0.23)		(0.02)

Net asset value, end of period	$13.46		$12.75	$10.16		$10.71

Total returnC	5.57	%D	25.80%	(3.05)%		7.28	%D

Ratios and supplemental data:
Net assets, end of period	$14,949,201		$6,856,954	$2,711,465		$387,622
Ratios to average net assets:
Expenses, before reimbursements	1.36	%E	1.98%	2.76%		11.71	%E
Expenses, net of reimbursements	1.08	%E	1.08%	1.08%		1.08	%E
Net investment income (loss), before expense reimbursements	0.13	%E	(0.43)%	(0.98)%		(10.06	)%E
Net investment income (loss), net of reimbursements	0.41	%E	0.47%	(0.70)%		0.57	%E
Portfolio turnover rate	20	%D	23%	54%		12	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from July 15, 2014 through December 31, 2014.

See accompanying notes

36

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,			July 15, 2014A to December 31,

	2017		2016	2015		2014

	(unaudited)
Net asset value, beginning of period	$12.65		$10.12	$10.69		$10.00

Income from investment operations:
Net investment income (loss)	(0.01)		0.03	0.05		0.01
Net gains (losses) on investments (both realized and unrealized)	0.71		2.53	(0.39)		0.70

Total income (loss) from investment operations	0.70		2.56	(0.34)		0.71

Less distributions:
Dividends from net investment income	-		(0.03)	(0.06)		(0.02)
Distributions from net realized gains	-		-	(0.16)		-
Tax return of capital	-		-	(0.01	)B	-

Total distributions	-		(0.03)	(0.23)		(0.02)

Net asset value, end of period	$13.35		$12.65	$10.12		$10.69

Total returnC	5.53	%D	25.31%	(3.25)%		7.08	%D

Ratios and supplemental data:
Net assets, end of period	$2,519,183		$3,595,277	$498,128		$239,138
Ratios to average net assets:
Expenses, before reimbursements	1.54	%E	2.09%	3.19%		12.62	%E
Expenses, net of reimbursements	1.36	%E	1.36%	1.36%		1.36	%E
Net investment (loss), before expense reimbursements	(0.13	)%E	(0.51)%	(1.47)%		(11.12	)%E
Net investment income, net of reimbursements	0.05	%E	0.23%	0.35%		0.14	%E
Portfolio turnover rate	20	%D	23%	54%		12	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from July 15, 2014 through December 31, 2014.

See accompanying notes

37

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,			July 15, 2014A to December 31,

	2017		2016	2015		2014

	(unaudited)
Net asset value, beginning of period	$12.64		$10.11	$10.69		$10.00

Income from investment operations:
Net investment income	0.01		0.04	0.03		0.00
Net gains (losses) on investments (both realized and unrealized)	0.69		2.52	(0.38)		0.71

Total income (loss) from investment operations	0.70		2.56	(0.35)		0.71

Less distributions:
Dividends from net investment income	-		(0.03)	(0.06)		(0.02)
Distributions from net realized gains	-		-	(0.16)		-
Tax return of capital	-		-	(0.01	)B	-

Total distributions	-		(0.03)	(0.23)		(0.02)

Net asset value, end of period	$13.34		$12.64	$10.11		$10.69

Total returnC	5.54	%D	25.34%	(3.34)%		7.08	%D

Ratios and supplemental data:
Net assets, end of period	$3,403,716		$2,321,426	$454,614		$163,704
Ratios to average net assets:
Expenses, before reimbursements	1.67	%E	2.18%	2.88%		13.84	%E
Expenses, net of reimbursements	1.38	%E	1.38%	1.38%		1.38	%E
Net investment (loss), before expense reimbursements	(0.21	)%E	(0.61)%	(1.08)%		(12.35	)%E
Net investment income, net of reimbursements	0.08	%E	0.18%	0.41%		0.10	%E
Portfolio turnover rate	20	%D	23%	54%		12	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from July 15, 2014 through December 31, 2014.

See accompanying notes

38

American Beacon Bahl & Gaynor Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Year Ended December 31,			July 15, 2014A to December 31,

	2017		2016	2015		2014

	(unaudited)
Net asset value, beginning of period	$12.42		$10.00	$10.65		$10.00

Income from investment operations:
Net investment (loss)	(0.01)		(0.05)	(0.01)		(0.02)
Net gains (losses) on investments (both realized and unrealized)	0.65		2.49	(0.41)		0.69

Total income (loss) from investment operations	0.64		2.44	(0.42)		0.67

Less distributions:
Dividends from net investment income	-		(0.02)	(0.06)		(0.02)
Distributions from net realized gains	-		-	(0.16)		-
Tax return of capital	-		-	(0.01	)B	-

Total distributions	-		(0.02)	(0.23)		(0.02)

Net asset value, end of period	$13.06		$12.42	$10.00		$10.65

Total returnC	5.15	%D	24.35%	(4.01)%		6.68	%D

Ratios and supplemental data:
Net assets, end of period	$527,031		$412,390	$308,822		$142,469
Ratios to average net assets:
Expenses, before reimbursements	2.41	%E	3.09%	3.84%		13.72	%E
Expenses, net of reimbursements	2.13	%E	2.13%	2.13%		2.13	%E
Net investment (loss), before expense reimbursements	(1.00	)%E	(1.56)%	(2.09)%		(12.23	)%E
Net investment (loss), net of reimbursements	(0.72	)%E	(0.60)%	(0.38)%		(0.64	)%E
Portfolio turnover rate	20	%D	23%	54%		12	%F

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from July 15, 2014 through December 31, 2014.

See accompanying notes

39

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30,		Year Ended December 31,

	2017		2016	2015	2014	2013	2012

	(unaudited)
Net asset value, beginning of period	$24.74		$24.80	$25.88	$26.57	$21.60	$20.30

Income from investment operations:
Net investment income	0.05		0.02	0.06	0.03	0.02	0.09
Net gains on investments (both realized and unrealized)	3.55		0.56	1.67	1.94	7.02	2.47

Total income (loss) from investment operations	3.60		0.58	1.73	1.97	7.04	2.56

Less distributions:
Dividends from net investment income	-		-	-	-	(0.01)	(0.08)
Distributions from net realized gains	-		(0.64)	(2.81)	(2.66)	(2.06)	(1.18)

Total distributions	-		(0.64)	(2.81)	(2.66)	(2.07)	(1.26)

Net asset value, end of period	$28.34		$24.74	$24.80	$25.88	$26.57	$21.60

Total returnA	14.55	%B	2.29%	6.70%	7.31%	32.73%	12.57%

Ratios and supplemental data:
Net assets, end of period	$15,906,258		$25,818,864	$18,600,679	$18,102,557	$16,292,016	$1,619,305
Ratios to average net assets:
Expenses, before reimbursements	0.90	%C	0.88%	0.88%	0.89%	0.86%	1.32%
Expenses, net of reimbursements	0.90	%C	0.88%	0.89%	0.89%	0.89%	0.96%
Net investment income, before expense reimbursements	0.36	%C	0.25%	0.26%	0.14%	0.24%	0.07%
Net investment income, net of reimbursements	0.36	%C	0.25%	0.25%	0.13%	0.21%	0.43%
Portfolio turnover rate	12	%B	34%	24%	27%	29%	18%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.

See accompanying notes

40

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,				March 23, 2012A to December 31,

	2017		2016	2015	2014	2013	2012

	(unaudited)
Net asset value, beginning of period	$24.57		$24.66	$25.79	$26.53	$21.59	$23.00

Income from investment operations:
Net investment income (loss)	(0.01)		0.03	(0.02)	(0.02)	0.02	0.09
Net gains (losses) on investments (both realized and unrealized)	3.58		0.52	1.70	1.94	6.98	(0.26)

Total income (loss) from investment operations	3.57		0.55	1.68	1.92	7.00	(0.17)

Less distributions:
Dividends from net investment income	-		-	-	-	0.00	(0.06)
Distributions from net realized gains	-		(0.64)	(2.81)	(2.66)	(2.06)	(1.18)

Total distributions	-		(0.64)	(2.81)	(2.66)	(2.06)	(1.24)

Net asset value, end of period	$28.14		$24.57	$24.66	$25.79	$26.53	$21.59

Total returnB	14.53	%C	2.18%	6.53%	7.13%	32.59%	(0.79	)%C

Ratios and supplemental data:
Net assets, end of period	$591,357		$405,410	$333,682	$74,361	$78,575	$23,113
Ratios to average net assets:
Expenses, before reimbursements	1.00	%D	0.98%	1.08%	1.11%	0.97%	10.18	%D
Expenses, net of reimbursements	0.99	%D	0.98%	1.02%	1.08%	0.99%	0.98	%D
Net investment income (loss), before expense reimbursements	0.32	%D	0.14%	0.00%	(0.10)%	0.15%	(8.77	)%D
Net investment income (loss), net of reimbursements	0.33	%D	0.14%	0.06%	(0.06)%	0.12%	0.43	%D
Portfolio turnover rate	12	%C	34%	24%	27%	29%	18	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from March 23, 2012 through December 31, 2012.

See accompanying notes

41

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,

	2017		2016	2015	2014	2013	2012

	(unaudited)
Net asset value, beginning of period	$24.21		$24.38	$25.57	$26.36	$21.52	$20.24

Income from investment operations:
Net investment income (loss)	0.01		(0.05)	(0.02)	(0.04)	(0.05)	0.02
Net gains on investments (both realized and unrealized)	3.47		0.52	1.64	1.91	6.95	2.45

Total income (loss) from investment operations	3.48		0.47	1.62	1.87	6.90	2.47

Less distributions:
Dividends from net investment income	-		-	-	-	0.00	(0.01)
Distributions from net realized gains	-		(0.64)	(2.81)	(2.66)	(2.06)	(1.18)

Total distributions	-		(0.64)	(2.81)	(2.66)	(2.06)	(1.19)

Net asset value, end of period	$27.69		$24.21	$24.38	$25.57	$26.36	$21.52

Total returnA	14.37	%B	1.87%	6.35%	6.99%	32.21%	12.18%

Ratios and supplemental data:
Net assets, end of period	$75,444,097		$68,905,910	$78,921,674	$81,153,971	$77,426,294	$66,567,656
Ratios to average net assets:
Expenses, before reimbursements	1.25	%C	1.26%	1.24%	1.15%	1.26%	1.44%
Expenses, net of reimbursements	1.25	%C	1.26%	1.24%	1.21%	1.27%	1.29%
Net investment income (loss), before expense reimbursements	0.06	%C	(0.14)%	(0.10)%	(0.13)%	(0.17)%	(0.08)%
Net investment income (loss), net of reimbursements	0.06	%C	(0.14)%	(0.10)%	(0.19)%	(0.18)%	0.07%
Portfolio turnover rate	12	%B	34%	24%	27%	29%	18%

A	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
B	Not annualized.
C	Annualized.

See accompanying notes

42

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,

	2017		2016	2015	2014	2013	2012

	(unaudited)
Net asset value, beginning of period	$23.99		$24.17	$25.39	$26.22	$21.43	$20.23

Income from investment operations:
Net investment income (loss)	0.00	A	(0.04)	0.00	(0.08)	(0.03)	0.03
Net gains on investments (both realized and unrealized)	3.44		0.50	1.59	1.91	6.88	2.41

Total income (loss) from investment operations	3.44		0.46	1.59	1.83	6.85	2.44

Less distributions:
Dividends from net investment income	-		-	-	-	0.00	(0.06)
Distributions from net realized gains	-		(0.64)	(2.81)	(2.66)	(2.06)	(1.18)

Total distributions	-		(0.64)	(2.81)	(2.66)	(2.06)	(1.24)

Net asset value, end of period	$27.43		$23.99	$24.17	$25.39	$26.22	$21.43

Total returnB	14.34	%C	1.85%	6.28%	6.88%	32.11%	11.99%

Ratios and supplemental data:
Net assets, end of period	$1,563,161		$1,327,798	$1,271,340	$1,011,971	$1,028,434	$466,796
Ratios to average net assets:
Expenses, before reimbursements	1.31	%D	1.30%	1.29%	1.35%	1.40%	2.73%
Expenses, net of reimbursements	1.29	%D	1.30%	1.29%	1.34%	1.39%	1.38%
Net investment income (loss), before expense reimbursements	0.02	%D	(0.16)%	(0.15)%	(0.32)%	(0.28)%	(0.97)%
Net investment income (loss), net of reimbursements	0.03	%D	(0.16)%	(0.15)%	(0.31)%	(0.27)%	0.37%
Portfolio turnover rate	12	%C	34%	24%	27%	29%	18%

A	Amount represents less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.

See accompanying notes

43

American Beacon Holland Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Year Ended December 31,				March 23, 2012A to December 31,

	2017		2016	2015	2014	2013	2012

	(unaudited)
Net asset value, beginning of period	$22.93		$23.30	$24.75	$25.82	$21.29	$22.90

Income from investment operations:
Net investment income (loss)	(0.08)		(1.04)	(0.04)	(0.36)	(0.17)	0.01
Net gains (losses) on investments (both realized and unrealized)	3.27		1.31	1.40	1.95	6.76	(0.38)

Total income (loss) from investment operations	3.19		0.27	1.36	1.59	6.59	(0.37)

Less distributions:
Dividends from net investment income	-		-	-	-	0.00	(0.06)
Distributions from net realized gains	-		(0.64)	(2.81)	(2.66)	(2.06)	(1.18)

Total distributions	-		(0.64)	(2.81)	(2.66)	(2.06)	(1.24)

Net asset value, end of period	$26.12		$22.93	$23.30	$24.75	$25.82	$21.29

Total returnB	13.91	%C	1.10%	5.51%	6.05%	31.10%	(1.65	)%C

Ratios and supplemental data:
Net assets, end of period	$425,990		$341,842	$757,411	$592,178	$702,642	$281,415
Ratios to average net assets:
Expenses, before reimbursements	2.06	%D	2.07%	2.05%	2.10%	2.15%	6.17	%D
Expenses, net of reimbursements	2.04	%D	2.04%	2.04%	2.09%	2.14%	2.12	%D
Net investment (loss), before expense reimbursements	(0.75	)%D	(0.95)%	(0.91)%	(1.07)%	(1.04)%	(3.85	)%D
Net investment income (loss), net of reimbursements	(0.74	)%D	(0.92)%	(0.90)%	(1.07)%	(1.03)%	0.20	%D
Portfolio turnover rate	12	%C	34%	24%	27%	29%	18	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from March 23, 2012 through December 31, 2012.

See accompanying notes

44

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

At in-person meetings held on May 16, 2017 and June 7, 2017 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 7 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”), on behalf of American Beacon Bahl & Gaynor Small Cap Growth Fund (“Bahl & Gaynor Fund”) and American Beacon Holland Large Cap Growth Fund (“Holland Fund”) (collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Bahl & Gaynor Fund, and Bahl & Gaynor Inc., d/b/a Bahl & Gaynor Investment Counsel (“Bahl & Gaynor”); and

(3) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Holland Fund, and Holland Capital Management LLC (“Holland Capital”).

Each of the Investment Advisory Agreements is referred to herein as the “Investment Advisory Agreement,” and Bahl & Gaynor and Holland Capital are hereinafter each referred to as a “subadvisor.” The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of any similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

45

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

•	information regarding the administrative, accounting-related, cash management and securities lending services that the Manager provides to certain Funds and the fees that the Manager receives for such services; and

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Agreements, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Holland Fund’s long-term performance, the Bahl & Gaynor Fund’s

46

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

performance for various periods since its inception in 2014; the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered each subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Broadridge performance universes. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of each Fund relative to the performance of other comparable investment accounts managed by the subadvisor, the Fund’s benchmark index, and, with respect to the Holland Fund, an additional broad-based market index. In addition, the Board considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager and at an individual Fund level, with the Holland Fund being profitable for the Manager before the payment of distribution-related expenses and the Manager sustaining losses with respect to the Holland Fund after the payment of such expenses, and the Manager sustaining losses with respect to the Bahl & Gaynor Fund before and after the payment of distribution-related expenses. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Funds relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the share classes of the Funds that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of each Fund. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

47

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to each Fund, the Board considered that, with respect to the Holland Fund, the Manager has negotiated the lowest fee rate the subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rates for each Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. In addition, the Board noted that each subadvisor benefits from soft dollar arrangements for third party and/or proprietary research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance of the Holland Fund, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative

48

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

information and provides a broader view of expenses across the Fund’s investment classification/objective. For each Fund, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

Additional Considerations and Conclusions with Respect to the American Beacon Holland Large Cap Growth Fund

In considering the renewal of the Management Agreement with the Manager and Investment Advisory Agreement with Holland for the Holland Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking – Institutional Class	Above Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	4th Quintile

The Trustees also considered: (1) that the Fund’s expenses are above the median of its Broadridge expense universe but below the median of its Broadridge expense group; (2) the Manager’s representation that Holland’s defensive investment process is designed to provide downside protection and was not expected to outperform in the strong markets that have prevailed in recent years; (3) that the Fund outperformed the average of its Morningstar category for the ten-year period ended February 28, 2017, which includes down market cycles; (4) Holland’s representation, for fee comparison purposes, that it does not manage any other registered investment company accounts in the same strategy as the Fund; and (5) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Holland Large Cap Growth Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Bahl & Gaynor Small Cap Growth Fund

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreement with Bahl & Gaynor for the Bahl & Gaynor Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (one-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

49

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

The Trustees also considered: (1) information provided by Bahl & Gaynor regarding fee rates charged by it for managing accounts in the same strategy as the Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Bahl & Gaynor Small Cap Growth Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Bahl & Gaynor Small Cap Growth Fund’s portfolio holdings is available at www.americanbeaconfunds.com approximately 20 days after the end of each month. A complete schedule of the Holland Large Cap Growth Fund’s portfolio holdings is available at www.americanbeaconfunds.com 60 days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling
1-800-967-9009 or by accessing the SEC’s website at www. sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bahl & Gaynor Small Cap Growth and American Beacon Holland Large Cap Growth Funds are service marks of American Beacon Advisors, Inc.

SAR 6/17

American Beacon®
FUNDS

2017 SEMI-ANNUAL REPORT

June 30, 2017

BRIDGEWAY LARGE CAP GROWTH FUND

BRIDGEWAY LARGE CAP VALUE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

BRIDGEWAY LARGE CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

BRIDGEWAY LARGE CAP VALUE FUND

Investing in value stocks may limit downside risk over time; however, the Fund may produce more modest gains than riskier stock funds as a trade-off for this potentially lower risk. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. While the Fund is managed pursuant to a tax management strategy, the Fund’s investments could create capital gains. The use of futures contracts for cash management may subject the Fund to losing more money than invested. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2017

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed-income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-

manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions-based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

June 30, 2017 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Growth Fund (the “Fund”) returned 10.54% for the six months ended June 30, 2017, compared to the Russell 1000® Growth Index (the “Index”) return of 13.99% for the same period.

Total Returns for the Period ended June 30, 2017
	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
Institutional Class (1,7)	BRLGX	10.75%	19.77%	10.32%	16.05%	7.43%
Y Class (1,2,7)	BLYYX	10.68%	19.60%	10.26%	16.02%	7.42%
Investor Class (1,3,7)	BLYPX	10.54%	19.27%	10.12%	15.92%	7.37%
A without Sales Charge (1,4,7)	BLYAX	10.54%	19.26%	10.13%	15.93%	7.38%
A with Sales Charge (1,4,7)	BLYAX	4.17%	12.39%	7.98%	14.57%	6.74%
C without Sales Charge (1,5,7)	BLYCX	10.16%	18.35%	9.73%	15.68%	7.26%
C with Sales Charge (1,5,7)	BLYCX	9.16%	17.35%	9.73%	15.68%	7.26%

Russell 1000 Growth Index (6)		13.99%	20.42%	11.11%	15.30%	8.91%

*	Not Annualized.

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

2.	Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/07 up to 2/5/16, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/07.

3.	Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/07 up to 2/5/16, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/07.

4.	Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/07 through 2/5/16, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/07. A Class shares have a maximum sales charge of 5.75%.

5.	Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/07 through 2/5/16, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/07. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

6.	The Russell 1000® Growth Index is an unmanaged index of those stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Russell 1000 Growth Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

7.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.03%, 1.10%, 1.56%, 1.44%, and 2.09%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

2

American Beacon Bridgeway Large Cap Growth FundSM

Performance Overview

June 30, 2017 (Unaudited)

The Fund underperformed the Index as both stock selection and sector allocation detracted value relative to the Index.

Most of the Fund’s performance related to security selection was attributable to holdings in the Consumer Discretionary, Information Technology and Financials sectors. In the Consumer Discretionary sector, AutoZone (down 27.8%), Viacom (down 25.8%) and Target (down 24.7%) detracted from performance. The Fund’s absence from Apple, which was up 25.4% in the Index, negatively impacted performance in the Information Technology sector. Discover Financial Services (down 12.9%) was the largest detractor in the Financials sector. Good security selection in the Health Care sector added value relative to the Index. Align Technology (up 56.2%), IDEXX Laboratories (up 37.7%) and Mettler Toledo International (up 40.6%) were the largest contributors in the Health Care sector.

From a sector allocation perspective, the Fund’s overweight in Energy, the worst performing sector in the Index, detracted from the Fund’s return. The Fund’s underweight in Information Technology, the best performing sector, also detracted relative value.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Amazon.com, Inc.		2.4
Lam Research Corp.		2.2
Ulta Salon Cosmetics & Fragrance, Inc.		2.2
NVIDIA Corp.		2.1
Aetna, Inc.		2.0
Apple, Inc.		1.9
Lockheed Martin Corp.		1.7
IDEXX Laboratories, Inc.		1.7
UnitedHealth Group, Inc.		1.7
Activision Blizzard, Inc.		1.5

Total Fund Holdings	86

Sector Allocation (% Equities)
Information Technology		32.7
Health Care		19.0
Consumer Discretionary		17.2
Industrials		13.9
Consumer Staples		6.5
Materials		3.6
Financials		3.5
Telecommunication Services		1.3
Real Estate		1.2
Energy		1.1

3

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2017 (Unaudited)

The Investor Class of the American Beacon Bridgeway Large Cap Value Fund (the “Fund”) returned 3.62% for the six months ended June 30, 2017, compared to the Russell 1000® Value Index (the “Index”) return of 4.66% for the same period.

Total Returns for the Period ended June 30, 2017
	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
Institutional Class (1,8)	BRLVX	3.80%	15.09%	7.82%	15.37%	7.14%
Y Class (1,2,8)	BWLYX	3.77%	14.97%	7.77%	15.29%	7.10%
Investor Class(1,3,8)	BWLIX	3.62%	14.64%	7.47%	15.00%	6.95%
R6 Class (1,6,8)	BWLRX	3.80%	15.09%	7.82%	15.37%	7.14%
A without Sales Charge (1,4,8)	BWLAX	3.60%	14.62%	7.43%	14.90%	6.90%
A with Sales Charge (1,4,8)	BWLAX	(2.37%)	8.02%	5.34%	13.54%	6.27%
C without Sales Charge (1,5,8)	BWLCX	3.21%	13.75%	6.62%	14.07%	6.48%
C with Sales Charge (1,5,8)	BWLCX	2.21%	12.75%	6.62%	14.07%	6.48%

Russell 1000 Value Index (7)		4.66%	15.53%	7.36%	13.94%	5.57%

*	Not Annualized.

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the Institutional Class was waived from 2008 through 2013, partially recovered in 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than the actual returns shown from 2008 through 2013.

2.	Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/07 up to 2/3/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 6/30/07. A portion of the fees charged to the Y Class was waived in 2012, partially recovered in 2013, and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012.

3.	Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/07 up to 2/3/12, the inception date of the Investor Class, and the returns of the Investor Class since its inception. Expenses of the Investor Class are higher than those of the Institutional Class. Therefore, total returns shown may be higher than they would have been had the Investor Class been in existence since 6/30/07. A portion of the fees charged to the Investor Class was waived in 2012 and fully recovered in 2013. Performance prior to waiving fees was lower than the actual returns shown in 2012.

4.	Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/07 through 2/3/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/07. A portion of the fees charged to the A Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2013. A Class shares have a maximum sales charge of 5.75%.

5.	Fund performance for the three-year, five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/07 through 2/3/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/07. A portion of the fees charged to the C Class was waived in 2012 and 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2013. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

6.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Institutional Class from 6/30/07 through 4/30/17, the inception date of the R6 Class, and the returns of the R6 Class since its inception. Expenses of the R6 Class are lower than the Institutional Class. As a result, total returns shown may be lower than they would have been had the R6 Class been in existence since 6/30/07.

7.	The Russell 1000® Value Index is an unmanaged index of those stocks in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest U.S. companies based on total market capitalization. Russell 1000 Value Index and Russell 1000 Index are registered trademarks of the Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

4

American Beacon Bridgeway Large Cap Value FundSM

Performance Overview

June 30, 2017 (Unaudited)

8.	The Total Annual Fund Operating Expense ratio set forth in the most recent Fund prospectus for the Institutional, Y, Investor, R6, A, and C Class shares was 0.73%, 0.80%, 1.08%, 0.71%, 1.12%, and 1.86%, , respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index due to stock selection as sector allocation added value relative to the Index.

Most of the Fund’s performance related to security selection was attributed to holdings in the Consumer Discretionary, Industrials and Health Care sectors. The Fund’s investments in Macy’s (down 33.2%), Dick’s Sporting Goods (down 24.4%) and Kohl’s (down 18.6%) detracted from performance in the Consumer Discretionary sector. In the Industrials sector, not owning Arconic or CSX, which were up 22.7% and 53.0%, respectively, in the Index, hurt performance. In the Health Care sector, the Fund’s absence from Medtronic and Abbott Laboratories, which were up 25.3% and 28.2%, respectively, in the Index, negatively impacted performance. An allocation in United Therapeutics (down 11.8%) also detracted relative value. The aforementioned performance was somewhat offset by good security selection in the Telecommunication Services and Energy sectors. The Fund’s absence from Verizon Communications, which was down 14.4% in the Index, contributed most to performance in the Telecommunication Services sector. In the Energy sector, not owning Exxon Mobil or Chevron, which were down 8.9% and 9.6%, respectively, in the Index, added relative value.

The Fund’s underweight in Energy, the worst performing sector in the Index, contributed to performance. An overweight in Telecommunication Services, the second worst performing sector, detracted from the Fund’s return.

The sub-advisor continues to invest in a broadly diversified portfolio of companies that they believe have attractive valuations and above-average earnings growth potential. This approach should allow the Fund to benefit over the longer term.

Top Ten Holdings (% Net Assets)
Bank of America Corp.		1.7
Citigroup, Inc.		1.6
Wal-Mart Stores, Inc.		1.6
Johnson & Johnson		1.5
Corning, Inc.		1.5
Valero Energy Corp.		1.5
Sprint Corp.		1.5
Tesoro Corp.		1.5
Procter & Gamble Co.		1.4
Best Buy Co., Inc.		1.4

Total Fund Holdings	101

Sector Allocation (% Equities)
Financials		27.4
Industrials		13.5
Information Technology		11.3
Health Care		10.7
Consumer Staples		9.5
Consumer Discretionary		9.5
Energy		6.1
Utilities		4.6
Telecommunication Services		3.8
Materials		3.6

5

American Beacon FundsSM

Expense Examples

June 30, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2017 through June 30, 2017.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon FundsSM

Expense Examples

June 30, 2017 (Unaudited)

American Beacon Bridgeway Large Cap Growth Fund
	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Expenses Paid During Period 1/1/2017-6/30/2017*
Institutional Class
Actual	$1,000.00	$1,107.50	$4.23
Hypothetical**	$1,000.00	$1,020.80	$4.06
Y Class
Actual	$1,000.00	$1,106.70	$4.75
Hypothetical**	$1,000.00	$1,020.30	$4.56
Investor Class
Actual	$1,000.00	$1,105.40	$6.21
Hypothetical**	$1,000.00	$1,018.90	$5.96
A Class
Actual	$1,000.00	$1,105.40	$6.32
Hypothetical**	$1,000.00	$1,018.80	$6.06
C Class
Actual	$1,000.00	$1,101.20	$10.21
Hypothetical**	$1,000.00	$1,015.10	$9.79

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.81%, 0.91%, 1.19%, 1.21%, and 1.96% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Bridgeway Large Cap Value Fund
	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Expenses Paid During Period 1/1/2017-6/30/2017*
Institutional Class
Actual	$1,000.00	$1,038.00	$3.64
Hypothetical**	$1,000.00	$1,021.20	$3.61
Y Class
Actual	$1,000.00	$1,037.70	$3.99
Hypothetical**	$1,000.00	$1,020.90	$3.96
Investor Class
Actual	$1,000.00	$1,036.30	$5.35
Hypothetical**	$1,000.00	$1,019.50	$5.31
R6 Class
Actual	$1,000.00	$1,012.70	$1.25
Hypothetical**	$1,000.00	$1,021.30	$3.56
A Class
Actual	$1,000.00	$1,036.00	$5.55
Hypothetical**	$1,000.00	$1,019.30	$5.51
C Class
Actual	$1,000.00	$1,032.10	$9.32
Hypothetical**	$1,000.00	$1,015.60	$9.25

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.72%, 0.80%, 1.06%, 0.67%, 1.10%, and 1.85% for the Institutional, Y, Investor, R6, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

7

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.19%
Consumer Discretionary - 16.91%
Auto Components - 0.98%
Lear Corp.	10,100	$1,435,008

Hotels, Restaurants & Leisure - 2.60%
Darden Restaurants, Inc.	22,800	2,062,032
Domino’s Pizza, Inc.	8,200	1,734,546

		3,796,578

Internet & Direct Marketing Retail - 4.64%
Amazon.com, Inc.A	3,700	3,581,600
Netflix, Inc.A	14,000	2,091,740
Priceline Group, Inc.A	600	1,122,312

		6,795,652

Media - 2.60%
Charter Communications, Inc., Class AA	4,300	1,448,455
Omnicom Group, Inc.	15,800	1,309,820
Viacom, Inc., Class B	31,100	1,044,027

		3,802,302

Multiline Retail - 0.69%
Target Corp.	19,400	1,014,426

Specialty Retail - 5.06%
AutoZone, Inc.A	2,400	1,369,104
Home Depot, Inc.	13,600	2,086,240
Lowe’s Cos., Inc.	10,100	783,053
Ulta Salon Cosmetics & Fragrance, Inc.A	11,000	3,160,740

		7,399,137

Textiles, Apparel & Luxury Goods - 0.34%
Michael Kors Holdings Ltd.A	13,800	500,250

Total Consumer Discretionary		24,743,353

Consumer Staples - 6.37%
Beverages - 0.92%
PepsiCo, Inc.	11,600	1,339,684

Food & Staples Retailing - 1.22%
Sysco Corp.	35,500	1,786,715

Food Products - 2.81%
Hershey Co.	13,100	1,406,547
Kellogg Co.	18,900	1,312,794
Tyson Foods, Inc., Class A	22,300	1,396,649

		4,115,990

Household Products - 1.42%
Clorox Co.	5,100	679,524
Colgate-Palmolive Co.	18,800	1,393,644

		2,073,168

Total Consumer Staples		9,315,557

Energy - 1.03%
Oil, Gas & Consumable Fuels - 1.03%
ONEOK, Inc.	29,000	1,512,640

See accompanying notes

8

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.19% (continued)
Financials - 3.42%
Capital Markets - 0.75%
Morgan Stanley	24,500	$1,091,720

Consumer Finance - 0.76%
Discover Financial Services	17,800	1,106,982

Insurance - 1.91%
Lincoln National Corp.	25,100	1,696,258
Reinsurance Group of America, Inc.	8,600	1,104,154

		2,800,412

Total Financials		4,999,114

Health Care - 18.69%
Biotechnology - 2.80%
Gilead Sciences, Inc.	23,300	1,649,174
Ionis Pharmaceuticals, Inc.A	16,800	854,616
Vertex Pharmaceuticals, Inc.A	12,400	1,597,988

		4,101,778

Health Care Equipment & Supplies - 5.41%
Align Technology, Inc.A	12,900	1,936,548
Baxter International, Inc.	26,900	1,628,526
IDEXX Laboratories, Inc.A	15,400	2,485,868
Intuitive Surgical, Inc.A	2,000	1,870,740

		7,921,682

Health Care Providers & Services - 7.81%
Aetna, Inc.	19,600	2,975,868
Cardinal Health, Inc.	17,600	1,371,392
Centene Corp.A	19,200	1,533,696
HCA Holdings, Inc.A	18,700	1,630,640
Henry Schein, Inc.A	7,800	1,427,556
UnitedHealth Group, Inc.	13,400	2,484,628

		11,423,780

Life Sciences Tools & Services - 1.49%
Mettler-Toledo International, Inc.A	3,700	2,177,598

Pharmaceuticals - 1.18%
Johnson & Johnson	13,000	1,719,770

Total Health Care		27,344,608

Industrials - 13.66%
Aerospace & Defense - 3.73%
Boeing Co.	7,800	1,542,450
Huntington Ingalls Industries, Inc.	7,600	1,414,816
Lockheed Martin Corp.	9,000	2,498,490

		5,455,756

Airlines - 3.70%
American Airlines Group, Inc.	36,100	1,816,552
Delta Air Lines, Inc.	38,900	2,090,486
United Continental Holdings, Inc.A	20,000	1,505,000

		5,412,038

Commercial Services & Supplies - 2.04%
Cintas Corp.	12,000	1,512,480

See accompanying notes

9

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.19% (continued)
Industrials - 13.66% (continued)
Commercial Services & Supplies - 2.04% (continued)
Rollins, Inc.	36,000	$1,465,560

		2,978,040

Machinery - 2.11%
Deere & Co.	12,200	1,507,798
Toro Co.	22,900	1,586,741

		3,094,539

Professional Services - 0.74%
Nielsen Holdings PLC	28,200	1,090,212

Trading Companies & Distributors - 1.34%
United Rentals, Inc.A	17,400	1,961,154

Total Industrials		19,991,739

Information Technology - 32.15%
Communications Equipment - 1.83%
Arista Networks, Inc.A	7,000	1,048,530
F5 Networks, Inc.A	12,800	1,626,368

		2,674,898

Electronic Equipment, Instruments & Components - 1.66%
Amphenol Corp., Class A	19,700	1,454,254
Cognex Corp.	11,500	976,350

		2,430,604

Internet Software & Services - 2.15%
Akamai Technologies, Inc.A	22,900	1,140,649
Zillow Group, Inc., Class CA B	40,900	2,004,509

		3,145,158

IT Services - 4.62%
Alliance Data Systems Corp.	6,900	1,771,161
Automatic Data Processing, Inc.	15,200	1,557,392
Broadridge Financial Solutions, Inc.	20,100	1,518,756
International Business Machines Corp.	7,800	1,199,874
Mastercard, Inc., Class A	5,900	716,555

		6,763,738

Semiconductors & Semiconductor Equipment - 11.36%
Applied Materials, Inc.	52,900	2,185,299
Intel Corp.	54,500	1,838,830
Lam Research Corp.	22,800	3,224,604
Microchip Technology, Inc.	17,700	1,366,086
NVIDIA Corp.	21,200	3,064,672
ON Semiconductor Corp.A	91,500	1,284,660
QUALCOMM, Inc.	27,500	1,518,550
Texas Instruments, Inc.	27,800	2,138,654

		16,621,355

Software - 8.59%
Activision Blizzard, Inc.	39,000	2,245,230
Adobe Systems, Inc.A	10,400	1,470,976
Cadence Design Systems, Inc.A	62,100	2,079,729
Intuit, Inc.	16,100	2,138,241
Microsoft Corp.	21,100	1,454,423
ServiceNow, Inc.A	17,200	1,823,200

See accompanying notes

10

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.19% (continued)
Information Technology - 32.15% (continued)
Software - 8.59% (continued)
Symantec Corp.	48,100	$1,358,825

		12,570,624

Technology Hardware, Storage & Peripherals - 1.94%
Apple, Inc.	19,700	2,837,194

Total Information Technology		47,043,571

Materials - 3.49%
Chemicals - 2.25%
Ecolab, Inc.	11,200	1,486,800
LyondellBasell Industries N.V., Class A	21,300	1,797,507

		3,284,307

Metals & Mining - 1.24%
Southern Copper Corp.	52,500	1,818,075

Total Materials		5,102,382

Real Estate - 1.16%
Real Estate Management & Development - 1.16%
CBRE Group, Inc., Class AA	46,800	1,703,520

Telecommunication Services - 1.31%
Wireless Telecommunication Services - 1.31%
T-Mobile US, Inc.A	31,500	1,909,530

Total Common Stocks (Cost $123,738,366)		143,666,014

SHORT-TERM INVESTMENTS - 1.22% (Cost $1,780,419)
Investment Companies - 1.22%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.87%C D	1,780,419	1,780,419

SECURITIES LENDING COLLATERAL - 1.30% (Cost $1,903,895)
Investment Companies - 1.30%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.87%C D	1,903,895	1,903,895

TOTAL INVESTMENTS - 100.71% (Cost $127,422,680)		147,350,328
OTHER LIABILITIES, NET OF ASSETS - (0.71%)		(1,042,050)

TOTAL NET ASSETS - 100.00%		$146,308,278

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at June 30, 2017.

C The Fund is affiliated by having the same investment advisor.

D 7-day effective yield.

PLC - Public Limited Company.

Futures Contracts Open on June 30, 2017:
Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	Long	19	September 2017	$2,299,855	$(12,635)

				$2,299,855	$(12,635)

See accompanying notes

11

American Beacon Bridgeway Large Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2017, the investments were classified as described below:

Bridgeway Large Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$143,666,014	$-	$-	$143,666,014
Short-Term Investments	1,780,419	-	-	1,780,419
Securities Lending Collateral	1,903,895	-	-	1,903,895

Total Investments in Securities - Assets	$147,350,328	$-	$-	$147,350,328

Financial Derivative Instruments - Liabilities
Futures Contracts	$(12,635)	$-	$-	$(12,635)

Total Financial Derivative Instruments - Liabilities	$(12,635)	$-	$-	$(12,635)

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended June 30, 2017, there were no transfers between levels.

See accompanying notes

12

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.63%
Consumer Discretionary - 9.38%
Auto Components - 1.02%
Lear Corp.	304,700	$43,291,776

Automobiles - 1.79%
Ford Motor Co.	2,983,940	33,390,289
General Motors Co.	1,204,980	42,089,951

		75,480,240

Hotels, Restaurants & Leisure - 0.87%
Aramark	899,300	36,853,314

Media - 1.20%
Twenty-First Century Fox, Inc., Class A	1,793,200	50,819,288

Multiline Retail - 2.05%
Kohl’s Corp.	902,600	34,903,542
Macy’s, Inc.	895,600	20,813,744
Target Corp.	587,600	30,725,604

		86,442,890

Specialty Retail - 2.45%
Best Buy Co., Inc.	1,036,600	59,428,278
Burlington Stores, Inc.A	207,700	19,106,323
Dick’s Sporting Goods, Inc.	625,900	24,929,597

		103,464,198

Total Consumer Discretionary		396,351,706

Consumer Staples - 9.39%
Beverages - 2.32%
Coca-Cola Co.	957,700	42,952,845
PepsiCo, Inc.	474,500	54,800,005

		97,752,850

Food & Staples Retailing - 2.30%
CVS Health Corp.	375,200	30,188,592
Wal-Mart Stores, Inc.	885,000	66,976,800

		97,165,392

Food Products - 1.54%
Ingredion, Inc.	276,800	32,997,328
Kellogg Co.	462,300	32,111,358

		65,108,686

Household Products - 3.23%
Clorox Co.	282,000	37,573,680
Colgate-Palmolive Co.	511,796	37,939,437
Procter & Gamble Co.	698,900	60,909,135

		136,422,252

Total Consumer Staples		396,449,180

Energy - 6.03%
Oil, Gas & Consumable Fuels - 6.03%
Marathon Oil Corp.	3,029,800	35,903,130
Marathon Petroleum Corp.	781,900	40,916,827
Occidental Petroleum Corp.	869,100	52,033,017
Tesoro Corp.	661,300	61,897,680

See accompanying notes

13

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.63% (continued)
Energy - 6.03% (continued)
Oil, Gas & Consumable Fuels - 6.03% (continued)
Valero Energy Corp.	944,500	$63,715,970

		254,466,624

Total Energy		254,466,624

Financials - 27.00%
Banks - 6.72%
Bank of America Corp.	2,889,100	70,089,566
CIT Group, Inc.	908,500	44,243,950
Citigroup, Inc.	1,041,500	69,655,520
Fifth Third Bancorp	1,528,400	39,677,264
Regions Financial Corp.	2,714,000	39,732,960
US Bancorp	398,200	20,674,544

		284,073,804

Capital Markets - 3.86%
Ameriprise Financial, Inc.	355,500	45,251,595
CME Group, Inc.	311,600	39,024,784
Morgan Stanley	1,083,500	48,280,760
State Street Corp.	338,100	30,337,713

		162,894,852

Consumer Finance - 3.41%
Ally Financial, Inc.	1,540,600	32,198,540
Capital One Financial Corp.	618,600	51,108,732
Discover Financial Services	615,836	38,298,841
Synchrony Financial	756,800	22,567,776

		144,173,889

Diversified Financial Services - 1.90%
Berkshire Hathaway, Inc., Class BA	241,800	40,953,666
Voya Financial, Inc.	1,061,600	39,162,424

		80,116,090

Insurance - 11.11%
Aflac, Inc.	430,600	33,449,008
Allstate Corp.	476,800	42,168,192
American International Group, Inc.	787,200	49,215,744
Arch Capital Group Ltd.A	310,000	28,919,900
Everest Re Group Ltd.	171,500	43,662,185
Hartford Financial Services Group, Inc.	512,700	26,952,639
Lincoln National Corp.	711,000	48,049,380
Loews Corp.	706,200	33,057,222
Prudential Financial, Inc.	476,900	51,571,966
Reinsurance Group of America, Inc.	155,200	19,926,128
Travelers Companies, Inc.	301,800	38,186,754
WR Berkley Corp.	302,100	20,896,257
XL Group Ltd.	757,500	33,178,500

		469,233,875

Total Financials		1,140,492,510

Health Care - 10.50%
Biotechnology - 0.76%
United Therapeutics Corp.A	247,200	32,069,256

Health Care Equipment & Supplies - 1.28%
Dentsply Sirona, Inc.	833,000	54,011,720

See accompanying notes

14

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.63% (continued)
Health Care - 10.50% (continued)
Health Care Providers & Services - 4.06%
Anthem, Inc.	196,600	$36,986,358
Express Scripts Holding Co.A	671,800	42,887,712
HCA Holdings, Inc.A	616,500	53,758,800
WellCare Health Plans, Inc.A	211,500	37,976,940

		171,609,810

Pharmaceuticals - 4.40%
Allergan PLC	198,900	48,350,601
Johnson & Johnson	493,900	65,338,031
Mallinckrodt PLCA	653,500	29,283,335
Pfizer, Inc.	1,273,700	42,783,583

		185,755,550

Total Health Care		443,446,336

Industrials - 13.35%
Aerospace & Defense - 3.66%
Arconic, Inc.	1,120,300	25,374,795
Raytheon Co.	249,900	40,353,852
Spirit AeroSystems Holdings, Inc., Class A	739,000	42,817,660
United Technologies Corp.	377,600	46,108,736

		154,655,043

Airlines - 3.88%
American Airlines Group, Inc.	811,852	40,852,392
Delta Air Lines, Inc.	674,700	36,258,378
JetBlue Airways Corp.A	1,429,800	32,642,334
United Continental Holdings, Inc.A	717,800	54,014,450

		163,767,554

Building Products - 1.13%
Lennox International, Inc.	131,000	24,056,840
Owens Corning	354,900	23,749,908

		47,806,748

Commercial Services & Supplies - 1.22%
Republic Services, Inc.	806,600	51,404,618

Industrial Conglomerates - 1.36%
General Electric Co.	2,118,600	57,223,386

Machinery - 0.47%
Deere & Co.	158,800	19,626,092

Professional Services - 0.64%
Nielsen Holdings PLC	703,200	27,185,712

Road & Rail - 0.99%
Norfolk Southern Corp.	344,700	41,949,990

Total Industrials		563,619,143

Information Technology - 11.12%
Electronic Equipment, Instruments & Components - 1.54%
Corning, Inc.	2,160,200	64,914,010

IT Services - 0.39%
Amdocs Ltd.	254,600	16,411,516

See accompanying notes

15

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 98.63% (continued)
Information Technology - 11.12% (continued)
Semiconductors & Semiconductor Equipment - 6.21%
Applied Materials, Inc.	1,234,200	$50,984,802
Intel Corp.	1,516,200	51,156,588
Lam Research Corp.	328,800	46,502,184
Micron Technology, Inc.A	1,345,200	40,167,672
ON Semiconductor Corp.A	2,297,300	32,254,092
QUALCOMM, Inc.	749,500	41,387,390

		262,452,728

Software - 0.83%
CA, Inc.	1,012,100	34,887,087

Technology Hardware, Storage & Peripherals - 2.15%
HP, Inc.	2,816,000	49,223,680
Xerox Corp.	1,454,675	41,792,813

		91,016,493

Total Information Technology		469,681,834

Materials - 3.59%
Chemicals - 2.60%
Dow Chemical Co.	822,600	51,881,382
LyondellBasell Industries N.V., Class A	689,300	58,170,027

		110,051,409

Metals & Mining - 0.99%
Freeport-McMoRan Copper & Gold, Inc.A	3,470,200	41,677,102

Total Materials		151,728,511

Telecommunication Services - 3.73%
Diversified Telecommunication Services - 2.23%
AT&T, Inc.	1,244,749	46,964,380
CenturyLink, Inc.B	1,985,000	47,401,800

		94,366,180

Wireless Telecommunication Services - 1.50%
Sprint Corp.A	7,710,700	63,304,847

Total Telecommunication Services		157,671,027

Utilities - 4.54%
Electric Utilities - 2.30%
NextEra Energy, Inc.	304,100	42,613,533
PG&E Corp.	158,600	10,526,282
PPL Corp.	1,140,200	44,080,132

		97,219,947

Multi-Utilities - 2.24%
DTE Energy Co.	376,900	39,872,251
Sempra Energy	484,600	54,638,650

		94,510,901

Total Utilities		191,730,848

Total Common Stocks (Cost $3,767,129,093)		4,165,637,719

See accompanying notes

16

American Beacon Bridgeway Large Cap Value FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 1.18% (Cost $49,881,770)
Investment Companies - 1.18%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.87%C D	49,881,770	$49,881,770

SECURITIES LENDING COLLATERAL - 1.10% (Cost $46,672,313)
Investment Companies - 1.10%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.87%C D	46,672,313	46,672,313

TOTAL INVESTMENTS - 100.91% (Cost $3,863,683,176)		4,262,191,802
OTHER LIABILITIES, NET OF ASSETS - (0.91%)		(38,485,439)

TOTAL NET ASSETS - 100.00%		$4,223,706,363

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at June 30, 2017.

C The Fund is affiliated by having the same investment advisor.

D 7-day effective yield.

PLC - Public Limited Company.

Futures Contracts Open on June 30, 2017:
Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
S&P 500 E-Mini Index Futures	Long	384	September 2017	$46,481,280	$(211,403)

				$46,481,280	$(211,403)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2017, the investments were classified as described below:

Bridgeway Large Cap Value Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$4,165,637,719	$-	$-	$4,165,637,719
Short-Term Investments	49,881,770	-	-	49,881,770
Securities Lending Collateral	46,672,313	-	-	46,672,313

Total Investments in Securities - Assets	$4,262,191,802	$-	$-	$4,262,191,802

Financial Derivative Instruments - Liabilities
Futures Contracts	$(211,403)	$-	$-	$(211,403)

Total Financial Derivative Instruments - Liabilities	$(211,403)	$-	$-	$(211,403)

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended June 30, 2017, there were no transfers between levels.

See accompanying notes

17

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Assets:
Investments in unaffiliated securities, at fair value†	$143,666,014	$4,165,637,719
Investments in affiliated securities, at fair value‡	3,684,314	96,554,083
Deposit with brokers for futures contracts	79,800	1,612,800
Dividends and interest receivable	70,146	6,066,363
Receivable for investments sold	1,999,331	-
Receivable for fund shares sold	326,485	6,746,453
Receivable for expense reimbursement (Note 2)	20,462	-
Receivable for variation margin on open futures contracts (Note 5)	4,642	80,754
Prepaid expenses	42,717	158,352

Total assets	149,893,911	4,276,856,524

Liabilities:
Payable for investments purchased	1,502,025	-
Payable for fund shares redeemed	7,536	3,347,970
Payable upon return of securities loaned§	1,903,895	46,672,313
Management and investment advisory fees payable	89,659	2,388,376
Administrative service and service fees payable	601	536,119
Transfer agent fees payable (Note 2)	15,547	152,628
Custody and fund accounting fees payable	2,903	36,202
Professional fees payable	40,628	8,265
Other liabilities	22,839	8,288

Total liabilities	3,585,633	53,150,161

Net Assets	$146,308,278	$4,223,706,363

Analysis of Net Assets:
Paid-in-capital	$127,307,056	$3,611,343,257
Undistributed net investment income	338,325	25,340,273
Accumulated net realized gain (loss)	(1,252,116)	188,725,610
Unrealized appreciation of investments	19,927,648	398,508,626
Unrealized (depreciation) of futures contracts	(12,635)	(211,403)

Net assets	$146,308,278	$4,223,706,363

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	5,293,468	50,561,250

Y Class	39,107	45,385,399

Investor Class	49,898	51,394,756

A Class	6,010	5,574,350

C Class	11,540	3,825,752

R6 ClassA	N/A	3,741

Net assets:
Institutional Class	$143,435,661	$1,368,546,511

Y Class	$1,058,312	$1,224,976,259

Investor Class	$1,344,566	$1,381,194,777

A Class	$162,008	$149,095,345

C Class	$307,731	$99,792,204

R6 ClassA	N/A	$101,267

Net asset value, offering and redemption price per share:
Institutional Class	$27.10	$27.07

Y Class	$27.06	$26.99

Investor Class	$26.95	$26.87

A Class	$26.96	$26.75

A Class (offering price)	$28.60	$28.38

C Class	$26.67	$26.08

R6 ClassA	N/A	$27.07

† Cost of investments in unaffiliated securities	$123,738,366	$3,767,129,093
‡ Cost of investments in affiliated securities	$3,684,314	$96,554,083
§ Fair value of securities on loan	$1,904,284	$45,031,710

A Class commenced operations April 28, 2017 (Note 1).

See accompanying notes

18

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2017 (Unaudited)

	Bridgeway Large Cap Growth Fund	Bridgeway Large Cap Value Fund
Investment income:
Dividend income from unaffiliated securities	$900,241	$43,520,996
Dividend income from affiliated securities	7,928	207,648
Income derived from securities lending (Note 2)	368	32,515

Total investment income	908,537	43,761,159

Expenses:
Management and investment advisory fees (Note 2)	529,253	13,599,924
Transfer agent fees:
Institutional Class (Note 2)	49,816	173,001
Y Class (Note 2)	340	312,438
Investor Class	731	30,463
A Class	74	10,906
C Class	74	4,739
Custody and fund accounting fees	9,653	143,689
Professional fees	43,579	51,691
Registration fees and expenses	29,310	116,686
Service fees (Note 2):
Y Class	197	258,479
Investor Class	851	2,750,148
A Class	83	114,042
C Class	190	76,273
Distribution fees (Note 2):
A Class	138	190,071
C Class	1,268	508,489
Prospectus and shareholder report expenses	14,040	131,421
Trustee fees	2,908	116,852
Other expenses	3,897	88,834

Total expenses	686,402	18,678,146

Net fees waived and expenses (reimbursed) (Note 2)	(111,386)	–

Net expenses	575,016	18,678,146

Net investment income	333,521	25,083,013

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	6,479,445	137,290,753
Futures contracts	198,538	4,373,682
Change in net unrealized appreciation (depreciation) of:
Investments	7,346,678	(21,123,134)
Futures contracts	(11,353)	16,279

Net gain from investments	14,013,308	120,557,580

Net increase in net assets resulting from operations	$14,346,829	$145,640,593

See accompanying notes

19

American Beacon FundsSM

Statements of Changes in Net Assets

	Bridgeway Large Cap Growth Fund
	For the Six Months Ended June 30, 2017	For the Six Months Ended December 31, 2016	For the Year Ended June 30, 2016
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$333,521	$227,279	$542,052
Net realized gain from investments and futures contracts	6,677,983	4,333,737	500,781
Change in net unrealized appreciation (depreciation) of investments and futures contracts	7,335,325	6,144,056	(8,621,100)

Net increase (decrease) in net assets resulting from operations	14,346,829	10,705,072	(7,578,267)

Distributions to Shareholders:
Net investment income:
Institutional Class	–	(860,039)	(775,100)
Y Class	–	(4,225)	–
Investor Class	–	(2,556)	–
A Class	–	(872)	–
C Class	–	(1,137)	–

Net distributions to shareholders	–	(868,829)	(775,100)

Capital Share Transactions:
Proceeds from sales of shares	9,911,475	9,041,296	39,701,829
Reinvestment of dividends and distributions	–	841,538	753,120
Cost of shares redeemed	(12,969,371)	(22,099,149)	(51,195,470)

Net (decrease) in net assets from capital share transactions	(3,057,896)	(12,216,315)	(10,740,521)

Net increase (decrease) in net assets	11,288,933	(2,380,072)	(19,093,888)

Net Assets:
Beginning of period	135,019,345	137,399,417	156,493,305

End of Period*	$146,308,278	$135,019,345	$137,400,411

*Includes undistributed net investment income	$338,325	$4,804	$305,886

See accompanying notes

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American Beacon FundsSM

Statements of Changes in Net Assets

	Bridgeway Large Cap Value Fund
	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
	(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income	$25,083,013	$45,078,090
Net realized gain from investments and futures contracts	141,664,435	70,985,632
Change in net unrealized appreciation (depreciation) of investments and futures contracts	(21,106,855)	383,878,468

Net increase in net assets resulting from operations	145,640,593	499,942,190

Distributions to Shareholders:
Institutional Class	–	(15,314,069)
Y Class	–	(10,949,276)
Investor Class	–	(16,243,795)
A Class	–	(1,480,352)
C Class	–	(320,550)
Net realized gain from investments:
Institutional Class	–	(1,014,762)
Y Class	–	(761,516)
Investor Class	–	(1,387,328)
A Class	–	(137,125)
C Class	–	(91,127)

Net distributions to shareholders	–	(47,699,900)

Capital Share Transactions:
Proceeds from sales of shares	1,071,934,433	2,035,885,045
Reinvestment of dividends and distributions	–	45,900,960
Cost of shares redeemed	(895,557,223)	(939,299,165)

Net increase in net assets from capital share transactions	176,377,210	1,142,486,840

Net increase in net assets	322,017,803	1,594,729,130

Net Assets:
Beginning of period	3,901,688,560	2,306,959,430

End of Period*	$4,223,706,363	$3,901,688,560

*Includes undistributed net investment income	$25,340,273	$257,260

See accompanying notes

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. As of June 30, 2017, the Trust consists of thirty-two active series, two of which are presented in this filing: American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

New Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and its impact, if any, on the Funds’ Financial Statements.

Class Disclosure

The inception date of the R6 Class of the Bridgeway Large Cap Value Fund is April 28, 2017.

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large Institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000
R6 Class	Large institutional retirement plan investors – sold through retirement plan sponsors.	$5,000,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service fees, distribution fees and sub-transfer agent fees and vary amongst the classes as described more fully in Note 2.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, which is part of the U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Commission Recapture

The Funds have established brokerage commission recapture arrangements with certain brokers or dealers. If a Funds’ investment advisor chooses to execute a transaction through a participating broker, the broker rebates a portion of the commission back to the Funds. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Funds. This amount is reported with the net realized gain in the Funds’ Statements of Operations, if applicable.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses of the Fund are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with Bridgeway Capital Management, Inc. (the “Sub-Advisor”) pursuant to which the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

First $250 million	0.40%
Next $250 million	0.35%
Over $500 million	0.30%

The Management and Sub-Advisory Fees paid by the Funds for the period ended June 30, 2017 were as follows:

Bridgeway Large Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$247,007
Sub-Advisor Fees	0.40%	282,246

Total	0.75%	$529,253

Bridgeway Large Cap Value Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$ 7,224,571
Sub-Advisor Fees	0.32%	6,375,353

Total	0.67%	$13,599,924

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Funds pay to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the period ended June 30, 2017, the Manager received securities lending fees of $72 and $4,492 for the securities lending activities of the Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management fee received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Effective April 1, 2017, the Funds terminated the Service Plan for the Y Class.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Funds agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended June 30, 2017, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$38,191
Bridgeway Large Cap Value	429,823

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

As of June 30, 2017, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Bridgeway Large Cap Growth	$6,457
Bridgeway Large Cap Value	133,421

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2017, the Manager earned fees on the Funds’ direct and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Invested in USG Select Fund	Total
Bridgeway Large Cap Growth	$1,275	$359	$1,634
Bridgeway Large Cap Value	34,418	16,398	50,816

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. During the period ended June 30, 2017, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense cap. During the period ended June 30, 2017, the Manager waived or reimbursed expenses as follows:

Fund	Class	Expense Cap 1/1/17 - 6/30/2017		Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
Bridgeway Large Cap Growth	Institutional	0.81	%(1)	$110,021	$-	2020
Bridgeway Large Cap Growth	Y	0.91	%(1)	476	-	2020
Bridgeway Large Cap Growth	Investor	1.19	%(1)	583	-	2020
Bridgeway Large Cap Growth	A	1.21	%(1)	122	-	2020
Bridgeway Large Cap Growth	C	1.96	%(1)	184	-	2020
Bridgeway Large Cap Value	R6	0.72	%(2)	-	-	2020

(1) The contractual expense caps did not change at 4/28/2017, the Funds annual update of the Prospectus.
(2) Voluntary expense cap.

Of these amounts, $20,462 was disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at June 30, 2017 for the Bridgeway Large Cap Growth Fund. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2020. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
Bridgeway Large Cap Growth	$-	$91,941	$-	2019

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended June 30, 2017, Foreside collected $433 and $26,962 for Bridgeway Large Cap Growth Fund and Bridgeway Large Cap Value Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2017, fees of $193 were collected for the Class A Shares of the Bridgeway Large Cap Value Fund.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2017, CDSC fees of $9,733 were collected for Class C Shares of the Bridgeway Large Cap Value Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore,

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to gain market exposure on cash balances or reduce market exposure in anticipation of liquidity needs. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract. The Funds usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended June 30, 2017, the Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2017
Bridgeway Large Cap Growth Fund	21
Bridgeway Large Cap Value Fund	393

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Bridgeway Large Cap Growth

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2017:

Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$(12,635)	$(12,635)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2017:

Derivatives not accounted for as hedging instruments

Realized gain (loss) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Net realized gain (loss) from futures contracts	$–	$–	$–	$–	$198,538	$198,538

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Change in unrealized appreciation (depreciation) from futures contracts	$–	$–	$–	$–	$(11,353)	$(11,353)

Bridgeway Large Cap Value

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2017:

Derivatives not accounted for as hedging instruments

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Payable for variation margin from open futures contracts(2)	$–	$–	$–	$–	$(211,403)	$(211,403)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2017:

Derivatives not accounted for as hedging instruments

Realized gain (loss) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Net realized gain (loss) from futures contracts	$–	$–	$–	$–	$4,373,682	$4,373,682

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Change in unrealized appreciation (depreciation) from futures contracts	$–	$–	$–	$–	$16,279	$16,279

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedules of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements

June 30, 2017 (Unaudited)

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in Real Estate Investment Trusts (REITs) are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a rate increase on various markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear

31

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk

Sector risk is the risk associated with the Funds holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Lending Risk

To the extent the Funds lends its securities, it may be subject to the following risks; i) borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2017.

Bridgeway Large Cap Growth

Offsetting of Financial and Derivative Liabilities as of June 30, 2017:
	Assets	Liabilities
Futures Contracts	$-	$12,635

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$-	$12,635

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(12,635)

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions:
Common Stocks	$1,903,895	$-	$-	$-	$1,903,895

Total Borrowings	$1,903,895	$-	$-	$-	$1,903,895

Gross amount of recognized liabilities for securities lending transactions					$1,903,895

Bridgeway Large Cap Value

Offsetting of Financial and Derivative Liabilities as of June 30, 2017:
	Assets	Liabilities
Futures Contracts	$-	$211,403

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$-	$211,403

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	$-	$(211,403)

32

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions:
Common Stocks	$46,672,313	$-	$-	$-	$46,672,313

Total Borrowings	$46,672,313	$-	$-	$-	$46,672,313

Gross amount of recognized liabilities for securities lending transactions					$46,672,313

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2016 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

As of June 30, 2017 the tax cost for each fund and their respective gross unrealized appreciation and depreciation were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net unrealized Appreciation (Depreciation)
Bridgeway Large Cap Growth	$127,422,694	$23,795,053	$(3,867,419)	$19,927,634
Bridgeway Large Cap Value	3,863,683,176	521,439,748	(122,931,122)	398,508,626

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the period ended December 31, 2016, Bridgeway Large Cap Growth Fund has $7,931,367 in pre-RIC MOD capital loss carryforwards expiring December 31, 2017. The Bridgeway Large Cap Value Fund did not have capital loss carryforwards.

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Bridgeway Large Cap Growth	$57,676,139	$-	$60,708,052	$-
Bridgeway Large Cap Value	1,355,369,135	-	1,130,854,535	-

33

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

A summary of the Funds’ transactions in the USG Select Fund for the period ended June 30, 2017 are as follows:

Fund	Type of Transaction	December 31, 2016 Shares/Fair Value	Purchases	Sales	June 30, 2017 Shares/Fair Value	Dividend Income
Bridgeway Large Cap Growth Fund	Direct	$1,766,715	$39,486,630	$39,472,926	$1,780,419	$7,928
Bridgeway Large Cap Growth Fund	Securities Lending	-	15,442,973	13,539,078	1,903,895	-
Bridgeway Large Cap Value Fund	Direct	94,937,593	1,284,257,634	1,329,313,457	49,881,770	207,648
Bridgeway Large Cap Value Fund	Securities Lending	-	270,728,352	224,056,039	46,672,313	-

9.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Funds, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Funds continue to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Funds would be subject to on the dividend.

Securities lending transactions pose certain risks to the Funds, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Funds could also experience delays and costs in gaining access to the collateral. The Funds bear the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

34

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

As of June 30, 2017, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Bridgeway Large Cap Growth	$1,904,284	$1,903,895	$–	$1,903,895
Bridgeway Large Cap Value	45,031,710	46,672,313	–	46,672,313

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Six Months Ended June 30, 2017		Six Months Ended December 31, 2016		Year Ended June 30, 2016
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	320,451	$8,343,657	347,029	$8,235,900	1,664,057	$38,562,092
Reinvestment of dividends	–	–	33,619	832,747	31,858	753,120
Shares redeemed	(488,774)	(12,716,433)	(911,246)	(21,647,448)	(2,302,986)	(50,942,698)

Net (decrease) in shares outstanding	(168,323)	$(4,372,776)	(530,598)	$(12,578,801)	(607,071)	$(11,627,486)

	Y Class
	Six Months Ended June 30, 2017		Six Months Ended December 31, 2016
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	13,057	$338,409	16,663	$391,005
Reinvestment of dividends	–	–	171	4,225
Shares redeemed	(1,335)	(34,561)	(7,072)	(168,547)

Net (decrease) in shares outstanding	11,722	$303,848	9,762	$226,683

	Investor Class
	Six Months Ended June 30, 2017		Six Months Ended December 31, 2016
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	39,698	$1,040,701	10,944	$261,573
Reinvestment of dividends	–	–	103	2,557
Shares redeemed	(6,201)	(155,299)	(525)	(13,045)

Net (decrease) in shares outstanding	33,497	$885,402	10,522	$251,085

	A Class
	Six Months Ended June 30, 2017		Six Months Ended December 31, 2016
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	2,977	$79,540	4,610	$109,611
Reinvestment of dividends	–	–	35	872
Shares redeemed	(2,532)	(63,078)	(6,104)	(144,565)

Net (decrease) in shares outstanding	445	$16,462	(1,459)	$(34,082)

35

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

	C Class
	Six Months Ended June 30, 2017		Six Months Ended December 31, 2016
	(unaudited)
Bridgeway Large Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	4,277	$109,168	1,783	$43,207
Reinvestment of dividends	–	–	46	1,137
Shares redeemed	–	–	(5,334)	(125,544)

Net (decrease) in shares outstanding	4,277	$109,168	(3,505)	$(81,200)

	Institutional Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	11,862,950	$316,410,264	29,618,277	$702,728,158
Reinvestment of dividends	–	–	587,707	15,521,344
Shares redeemed	(6,746,158)	(179,782,185)	(14,779,522)	(361,176,117)

Net (decrease) in shares outstanding	5,116,792	$136,628,079	15,426,462	$357,073,385

	Y Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	19,362,663	$514,138,967	21,737,331	$518,148,202
Reinvestment of dividends	–	–	418,386	11,024,436
Shares redeemed	(7,801,851)	(206,448,245)	(6,598,894)	(157,373,925)

Net (decrease) in shares outstanding	11,560,812	$307,690,722	15,556,823	$371,798,713

	Investor Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	7,636,710	$202,456,334	31,217,772	$738,978,810
Reinvestment of dividends	–	–	668,953	17,573,398
Shares redeemed	(17,312,766)	(457,868,346)	(14,003,271)	(332,412,565)

Net (decrease) in shares outstanding	(9,676,056)	$(255,412,012)	17,883,454	$424,139,643

	A Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	1,045,260	$27,510,889	2,195,353	$51,983,617
Reinvestment of dividends	–	–	55,177	1,442,871
Shares redeemed	(1,378,715)	(36,268,643)	(2,884,469)	(67,173,170)

Net (decrease) in shares outstanding	(333,455)	$(8,757,754)	(633,939)	$(13,746,682)

	C Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount	Shares	Amount
Shares sold	439,719	$11,317,968	1,058,012	$24,046,258
Reinvestment of dividends	–	–	13,238	338,911
Shares redeemed	(588,821)	(15,189,793)	(919,457)	(21,163,388)

Net (decrease) in shares outstanding	(149,102)	$(3,871,825)	151,793	$3,221,781

36

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

	R6 Class
	April 28, 2017 to June 30, 2017
	(unaudited)
Bridgeway Large Cap Value Fund	Shares	Amount
Shares sold	3,741	$100,011
Shares redeemed	–	(11)

Net (decrease) in shares outstanding	3,741	$100,000

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

37

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional ClassA
	Six Months Ended June 30,		Six Months Ended December 31,		Year Ended June 30,

	2017		2016		2016	2015		2014		2013		2012

	(unaudited)
Net asset value, beginning of period	$24.47		$22.77		$23.71	$20.51		$16.18		$13.33		$13.38

Income from investment operations:
Net investment income	0.06		0.04		0.07	0.17	B	0.13	B	0.16	B	0.09	B
Net gains (losses) on investments (both realized and unrealized)	2.57		1.82		(0.90)	3.14		4.29		2.88		(0.05)

Total income (loss) from investment operations	2.63		1.86		(0.83)	3.31		4.42		3.04		0.04

Less distributions:
Dividends from net investment income	–		(0.16)		(0.11)	(0.11)		(0.09)		(0.19)		(0.09)

Total distributions	–		(0.16)		(0.11)	(0.11)		(0.09)		(0.19)		(0.09)

Net asset value, end of period	$27.10		$24.47		$22.77	$23.71		$20.51		$16.18		$13.33

Total returnC	10.75	%E	8.15	%E	(3.52)%	16.19%		27.41	%D	23.06	%D	0.37	%D

Ratios and supplemental data:
Net assets, end of period	$143,435,661		$133,638,400		$136,460,611	$156,493,513		$56,343,594		$47,966,566		$48,443,515
Ratios to average net assets:
Expenses, before reimbursements	0.97	%F	1.02	%F	0.89%	0.81%		0.87%		0.90%		0.92%
Expenses, net of reimbursements	0.81	%F	0.81	%F	0.83%	0.81%		0.84%		0.84%		0.84%
Net investment income, before expense reimbursements	0.32	%F	0.12	%F	0.30%	0.75%		0.70%		1.10%		0.74%
Net investment income, net of reimbursements	0.48	%F	0.33	%F	0.35%	0.75%		0.70%		1.10%		0.74%
Portfolio turnover rate	41	%E	40	%E	100%	48%		74%		49%		55%

A	Prior to the reorganization on February 5, 2016, the Institutional Class was known as Class N.
B	Per share amounts have been calculated using the average shares method.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Total return would have been lower had various fees not been waived during the period.
E	Not annualized.
F	Annualized.

See accompanying notes

38

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Six Months Ended December 31,		February 5, 2016A to June 30,
	2017		2016		2016

	(unaudited)
Net asset value, beginning of period	$24.45		$22.77		$20.46

Income from investment operations:
Net investment income	0.05		0.03		0.03
Net gains on investments (both realized and unrealized)	2.56		1.81		2.28

Total income (loss) from investment operations	2.61		1.84		2.31

Less distributions:
Dividends from net investment income	–		(0.16)		–

Total distributions	–		(0.16)		–

Net asset value, end of period	$27.06		$24.45		$22.77

Total returnB	10.67	%C	8.06	%C	11.29	%C

Ratios and supplemental data:
Net assets, end of period	$1,058,312		$669,530		$401,220
Ratios to average net assets:
Expenses, before reimbursements	1.01	%D	1.09	%D	4.00	%D
Expenses, net of reimbursements	0.91	%D	0.91	%D	0.91	%D
Net investment income (loss), before expense reimbursements	0.30	%D	0.11	%D	(2.69	)%D
Net investment income, net of reimbursements	0.40	%D	0.28	%D	0.40	%D
Portfolio turnover rate	41	%C	40	%C	100	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016.

See accompanying notes

39

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Six Months Ended December 31,		February 5, 2016A to June 30,
	2017		2016		2016

	(unaudited)
Net asset value, beginning of period	$24.38		$22.74		$20.46

Income from investment operations:
Net investment income (loss)	0.01		(0.01)		0.01
Net gains on investments (both realized and unrealized)	2.56		1.81		2.27

Total income (loss) from investment operations	2.57		1.80		2.28

Less distributions:
Dividends from net investment income	–		(0.16)		–

Total distributions	–		(0.16)		–

Net asset value, end of period	$26.95		$24.38		$22.74

Total returnB	10.54	%C	7.90	%C	11.14	%C

Ratios and supplemental data:
Net assets, end of period	$1,344,566		$399,798		$133,696
Ratios to average net assets:
Expenses, before reimbursements	1.36	%D	1.55	%D	8.43	%D
Expenses, net of reimbursements	1.19	%D	1.19	%D	1.18	%D
Net investment income (loss), before expense reimbursements	(0.02	)%D	(0.35	)%D	(7.08	)%D
Net investment income, net of reimbursements	0.15	%D	0.02	%D	0.17	%D
Portfolio turnover rate	41	%C	40	%C	100	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016.

See accompanying notes

40

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Six Months Ended December 31,		February 5, 2016A to June 30,
	2017		2016		2016

	(unaudited)
Net asset value, beginning of period	$24.39		$22.74		$20.46

Income from investment operations:
Net investment income	0.01		0.00		0.00
Net gains on investments (both realized and unrealized)	2.56		1.81		2.28

Total income (loss) from investment operations	2.57		1.81		2.28

Less distributions:
Dividends from net investment income	–		(0.16)		–

Total distributions	–		(0.16)		–

Net asset value, end of period	$26.96		$24.39		$22.74

Total returnB	10.54	%C	7.94	%C	11.14	%C

Ratios and supplemental data:
Net assets, end of period	$162,008		$135,710		$159,744
Ratios to average net assets:
Expenses, before reimbursements	1.43	%D	1.43	%D	5.25	%D
Expenses, net of reimbursements	1.21	%D	1.21	%D	1.21	%D
Net investment income (loss), before expense reimbursements	(0.16	)%D	(0.26	)%D	(4.01	)%D
Net investment income (loss), net of reimbursements	0.06	%D	(0.05	)%D	0.02	%D
Portfolio turnover rate	41	%C	40	%C	100	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016.

See accompanying notes

41

American Beacon Bridgeway Large Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Six Months Ended December 31,		February 5, 2016A to June 30,
	2017		2016		2016

	(unaudited)
Net asset value, beginning of period	$24.22		$22.67		$20.46

Income from investment operations:
Net investment income (loss)	(0.07)		(0.13)		(0.04)
Net gains on investments (both realized and unrealized)	2.52		1.84		2.25

Total income (loss) from investment operations	2.45		1.71		2.21

Less distributions:
Dividends from net investment income	–		(0.16)		–

Total distributions	–		(0.16)		–

Net asset value, end of period	$26.67		$24.22		$22.67

Total returnB	10.12	%C	7.52	%C	10.80	%C

Ratios and supplemental data:
Net assets, end of period	$307,731		$175,907		$244,146
Ratios to average net assets:
Expenses, before reimbursements	2.11	%D	2.18	%D	7.33	%D
Expenses, net of reimbursements	1.96	%D	1.96	%D	1.96	%D
Net investment income (loss), before expense reimbursements	(0.81	)%D	(1.04	)%D	(5.98	)%D
Net investment income (loss), net of reimbursements	(0.66	)%D	(0.81	)%D	(0.62	)%D
Portfolio turnover rate	41	%C	40	%C	100	%E

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.
E	Portfolio turnover rate is for the period from February 5, 2016 through June 30, 2016.

See accompanying notes

42

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30,		Year Ended December 31,							Year Ended June 30,

	2017		2016	2015		2014	2013	2012		2012

	(unaudited)
Net asset value, beginning of period	$26.08		$22.75	$23.89		$21.39	$15.85	$14.80		$14.62

Income from investment operations:
Net investment income	0.18		0.38	0.28		0.10	0.11	0.20		0.24
Net gains (losses) on investments (both realized and unrealized)	0.81		3.32	(0.58)		2.94	5.87	1.14		0.12

Total income (loss) from investment operations	0.99		3.70	(0.30)		3.04	5.98	1.34		0.36

Less distributions:
Dividends from net investment income	–		(0.35)	(0.29)		(0.17)	(0.11)	(0.29)		(0.18)
Distributions from net realized gains	–		(0.02)	(0.55)		(0.37)	(0.33)	–		–
Tax return of capital	–		–	(0.00	)A	–	–	–		–

Total distributions	–		(0.37)	(0.84)		(0.54)	(0.44)	(0.29)		(0.18)

Net asset value, end of period	$27.07		$26.08	$22.75		$23.89	$21.39	$15.85		$14.80

Total returnB	3.80	%C	16.24%	(1.23)%		14.18%	37.77%	9.04	%C	2.60%

Ratios and supplemental data:
Net assets, end of period	$1,368,546,511		$1,185,013,905	$682,849,171		$313,660,568	$79,889,063	$26,669,248		$26,949,818
Ratios to average net assets:
Expenses, before reimbursements	0.72	%D	0.73%	0.75%		0.79%	1.01%	1.73	%D	1.30%
Expenses, net of reimbursements	0.72	%D	0.73%	0.79%		0.84%	0.84%	0.84	%D	0.82%
Net investment income, before expense reimbursements	1.41	%D	1.69%	1.61%		1.08%	0.98%	1.38	%D	1.17%
Net investment income, net of reimbursements	1.41	%D	1.69%	1.57%		1.04%	1.16%	2.27	%D	1.66%
Portfolio turnover rate	28	%C	56%	43%		31%	38%	21	%C	36%

A	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.

See accompanying notes

43

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,							February 3A to June 30,

	2017		2016	2015		2014	2013	2012		2012

	(unaudited)
Net asset value, beginning of period	$26.01		$22.69	$23.84		$21.35	$15.84	$14.80		$14.46

Income from investment operations:
Net investment income	0.16		0.32	0.27		0.13	0.22	0.07		0.09
Net gains (losses) on investments (both realized and unrealized)	0.82		3.35	(0.57)		2.90	5.72	1.26		0.25

Total income (loss) from investment operations	0.98		3.67	(0.30)		3.03	5.94	1.33		0.34

Less distributions:
Dividends from net investment income	–		(0.33)	(0.30)		(0.17)	(0.10)	(0.29)		–
Distributions from net realized gains	–		(0.02)	(0.55)		(0.37)	(0.33)	–		–
Tax return of capital	–		–	(0.00	)B	–	–	–		–

Total distributions	–		(0.35)	(0.85)		(0.54)	(0.43)	(0.29)		–

Net asset value, end of period	$26.99		$26.01	$22.69		$23.84	$21.35	$15.84		$14.80

Total returnC	3.77	%D	16.17%	(1.26)%		14.15%	37.55%	8.98	%D	2.35	%D

Ratios and supplemental data:
Net assets, end of period	$1,224,976,259		$879,852,983	$414,585,125		$119,162,044	$19,913,753	$36,331		$5,118
Ratios to average net assets:
Expenses, before reimbursements	0.80	%E	0.80%	0.81%		0.84%	0.93%	3.75	%E	144.38	%E
Expenses, net of reimbursements	0.80	%E	0.80%	0.81%		0.85%	0.94%	0.93	%E	0.94	%E
Net investment income (loss), before expense reimbursements	1.34	%E	1.63%	1.55%		1.03%	1.07%	(0.51	)%E	(141.90	)%E
Net investment income, net of reimbursements	1.34	%E	1.63%	1.55%		1.03%	1.06%	2.31	%E	1.54	%E
Portfolio turnover rate	28	%D	56%	43%		31%	38%	21	%D	36	%D F

A	Commencement of operations.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 3, 2012 to June 30, 2012.

See accompanying notes

44

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,							February 3A to June 30,

	2017		2016	2015		2014	2013	2012		2012

	(unaudited)
Net asset value, beginning of period	$25.93		$22.64	$23.77		$21.28	$15.81	$14.78		$14.46

Income from investment operations:
Net investment income	0.15		0.27	0.25		0.14	0.21	0.12		0.03
Net gains (losses) on investments (both realized and unrealized)	0.79		3.31	(0.61)		2.82	5.68	1.19		0.29

Total income (loss) from investment operations	0.94		3.58	(0.36)		2.96	5.89	1.31		0.32

Less distributions:
Dividends from net investment income	–		(0.27)	(0.22)		(0.10)	(0.09)	(0.28)		–
Distributions from net realized gains	–		(0.02)	(0.55)		(0.37)	(0.33)	–		–
Tax return of capital	–		–	(0.00	)B	–	–	–		–

Total distributions	–		(0.29)	(0.77)		(0.47)	(0.42)	(0.28)		–

Net asset value, end of period	$26.87		$25.93	$22.64		$23.77	$21.28	$15.81		$14.78

Total returnC	3.63	%D	15.81%	(1.51)%		13.89%	37.28%	8.84	%D	2.21	%D

Ratios and supplemental data:
Net assets, end of period	$1,381,194,779		$1,583,853,257	$977,719,149		$668,659,150	$274,113,476	$488,810		$215,000
Ratios to average net assets:
Expenses, before reimbursements	1.06	%E	1.08%	1.09%		1.11%	1.08%	2.26	%E	18.30	%E
Expenses, net of reimbursements	1.06	%E	1.08%	1.09%		1.11%	1.09%	1.21	%E	1.22	%E
Net investment income (loss), before expense reimbursements	1.04	%E	1.35%	1.28%		0.76%	0.95%	1.00	%E	(15.48	)%E
Net investment income, net of reimbursements	1.04	%E	1.35%	1.28%		0.76%	0.94%	2.05	%E	1.59	%E
Portfolio turnover rate	28	%D	56%	43%		31%	38%	21	%D	36	%D F

A	Commencement of operations.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 3, 2012 through June 30, 2012.

See accompanying notes

45

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,							February 3A to June 30,

	2017		2016	2015		2014	2013	2012		2012

	(unaudited)
Net asset value, beginning of period	$25.82		$22.53	$23.66		$21.22	$15.78	$14.77		$14.46

Income from investment operations:
Net investment income	0.14		0.32	0.27		0.09	0.19	0.15		0.01
Net gains (losses) on investments (both realized and unrealized)	0.79		3.24	(0.64)		2.84	5.64	1.15		0.30

Total income (loss) from investment operations	0.93		3.56	(0.37)		2.93	5.83	1.30		0.31

Less distributions:
Dividends from net investment income	–		(0.25)	(0.21)		(0.12)	(0.06)	(0.29)		–
Distributions from net realized gains	–		(0.02)	(0.55)		(0.37)	(0.33)	–		–
Tax return of capital	–		–	(0.00	)B	–	–	–		–

Total distributions	–		(0.27)	(0.76)		(0.49)	(0.39)	(0.29)		–

Net asset value, end of period	$26.75		$25.82	$22.53		$23.66	$21.22	$15.78		$14.77

Total returnC	3.60	%D	15.79%	(1.56)%		13.76%	37.01%	8.78	%D	2.14	%D

Ratios and supplemental data:
Net assets, end of period	$149,095,345		$152,520,884	$147,394,607		$103,716,652	$31,300,069	$310,850		$275,860
Ratios to average net assets:
Expenses, before reimbursements	1.10	%E	1.12%	1.12%		1.19%	1.38%	2.21	%E	15.39	%E
Expenses, net of reimbursements	1.10	%E	1.12%	1.12%		1.21%	1.34%	1.33	%E	1.34	%E
Net investment income (loss), before expense reimbursements	1.00	%E	1.31%	1.25%		0.69%	0.61%	0.90	%E	(13.13	)%E
Net investment income, net of reimbursements	1.00	%E	1.31%	1.25%		0.67%	0.66%	1.78	%E	0.92	%E
Portfolio turnover rate	28	%D	56%	43%		31%	38%	21	%D	36	%D F

A	Commencement of operations.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 3, 2012 through June 30, 2012.

See accompanying notes

46

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Year Ended December 31,							February 3A to June 30,

	2017		2016	2015		2014	2013	2012		2012

	(unaudited)
Net asset value, beginning of period	$25.27		$22.08	$23.27		$21.00	$15.70	$14.73		$14.46

Income from investment operations:
Net investment income	0.04		0.13	0.13		0.02	0.18	0.09		0.02
Net gains (losses) on investments (both realized and unrealized)	0.77		3.16	(0.66)		2.69	5.47	1.17		0.25

Total income (loss) from investment operations	0.81		3.29	(0.53)		2.71	5.65	1.26		0.27

Less distributions:
Dividends from net investment income	–		(0.08)	(0.11)		(0.07)	(0.02)	(0.29)		–
Distributions from net realized gains	–		(0.02)	(0.55)		(0.37)	(0.33)	–		–
Tax return of capital	–		–	(0.00	)B	–	–	–		–

Total distributions	–		(0.10)	(0.66)		(0.44)	(0.35)	(0.29)		–

Net asset value, end of period	$26.08		$25.27	$22.08		$23.27	$21.00	$15.70		$14.73

Total returnC	3.21	%D	14.91%	(2.27)%		12.88%	36.02%	8.54	%D	1.87	%D

Ratios and supplemental data:
Net assets, end of period	$99,792,204		$100,447,531	$84,411,378		$33,536,254	$2,346,463	$19,948		$14,147
Ratios to average net assets:
Expenses, before reimbursements	1.85	%E	1.86%	1.87%		1.92%	2.13%	6.81	%E	64.88	%E
Expenses, net of reimbursements	1.85	%E	1.86%	1.87%		1.94%	2.09%	1.77	%E	2.09	%E
Net investment income (loss), before expense reimbursements	0.26	%E	0.57%	0.48%		(0.05)%	(0.13)%	(3.55	)%E	(62.47	)%E
Net investment income (loss), net of reimbursements	0.26	%E	0.57%	0.48%		(0.08)%	(0.08)%	1.49	%E	0.32	%E
Portfolio turnover rate	28	%D	56%	43%		31%	38%	21	%D	36	%D F

A	Commencement of operations.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover rate is for the period from February 3, 2012 through June 30, 2012.

See accompanying notes

47

American Beacon Bridgeway Large Cap Value FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months EndedA June 30,
	2017

	(unaudited)
Net asset value, beginning of period	$26.73

Income from investment operations:
Net investment income	0.09
Net gains on investments (both realized and unrealized)	0.25

Total income (loss) from investment operations	0.34

Net asset value, end of period	$27.07

Total returnB	1.27	%C

Ratios and supplemental data:
Net assets, end of period	$101,267
Ratios to average net assets:
Expenses, before reimbursements	0.67	%D
Expenses, net of reimbursements	0.67	%D
Net investment income, before expense reimbursements	1.90	%D
Net investment income, net of reimbursements	1.90	%D
Portfolio turnover rate	28	%C

A	Commencement of operations for the class was April 30, 2017.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.

See accompanying notes

48

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

At in-person meetings held on May 16, 2017 and June 7, 2017 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 7 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”), on behalf of American Beacon Bridgeway Large Cap Growth Fund (“LCG Fund”) and American Beacon Bridgeway Large Cap Value Fund (“LCV Fund”) (collectively, the “Funds”); and

(2) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Funds, and Bridgeway Capital Management, Inc. (“Bridgeway”).

The Investment Advisory Agreement is referred to herein as the “Investment Advisory Agreement,” and Bridgeway is hereinafter referred to as the “subadvisor.” The Management Agreement and the Investment Advisory Agreement are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of any similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding the administrative, accounting-related, cash management and securities lending services that the Manager provides to certain Funds and the fees that the Manager receives for such services; and

49

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Agreements, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

50

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

With respect to the renewal of the Investment Advisory Agreement, the Trustees considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by the subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Broadridge performance universes. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of each Fund relative to the performance of other comparable investment accounts managed by the subadvisor, the Fund’s benchmark index and an appropriate peer group for the Fund. In addition, the Board considered in each instance the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager and at an individual Fund level, with each Fund being profitable for the Manager before and after the payment of distribution-related expenses. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Funds relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the LCG Fund that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of each Fund. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to each Fund, the Board considered that, with respect to the LCG Fund, the Manager has negotiated the lowest fee rate the subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and, to the extent it does, it likely employs different methodologies in connection with these calculations.

51

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rates for each Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Funds appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance each Fund, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. For each Fund, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

52

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Growth Fund

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreement with Bridgeway for the LCG Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	1st Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Trustees also considered: (1) that the American Beacon Bridgeway Large Cap Growth Fund acquired all of the assets of the Bridgeway Large Cap Growth Fund (“Acquired Fund”), a series of Bridgeway Funds, Inc. on February 5, 2016, and the Fund’s performance prior to that date is the performance of the Acquired Fund; (2) information provided by Bridgeway regarding fee rates charged for managing accounts in the same strategy as the Fund; and (3) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Bridgeway Large Cap Growth Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Bridgeway Large Cap Value Fund

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreement with Bridgeway for the LCV Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	1st Quintile
Compared to Morningstar Category	1st Quintile

The Trustees also considered: (1) information provided by Bridgeway regarding fee rates charged for managing accounts in the same strategy as the Fund; and (2) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Bridgeway Large Cap Value Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

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Delivery of Documents

eDelivery is NOW AVAILABLE - Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, Investor, and R6 Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Funds’ portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Bridgeway Large Cap Growth Fund and American Beacon Bridgeway Large Cap Value Fund are service marks of American Beacon Advisors, Inc.

SAR 6/17

American Beacon® FUNDS

2017 SEMI-ANNUAL REPORT

June 30, 2017

AHL MANAGED FUTURES STRATEGY FUND

IONIC STRATEGIC ARBITRAGE FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

AHL MANAGED FUTURES STRATEGY FUND

Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of quantitative models may lead to high levels of trading and concentration among certain investments, resulting in higher trading costs and return volatility. Investing in foreign and emerging market securities may involve heightened risk due to currency fluctuations and economic and political risks. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance.

IONIC STRATEGIC ARBITRAGE FUND

The Fund’s strategy of investing in a variety of arbitrage strategies entails certain risks including that the sub-advisor’s judgments about allocation between such strategies, as well as individual arbitrage opportunities, may not perform to expectations, resulting in the Fund’s underperformance or even losses versus other similar funds. Arbitrage is the simultaneous purchase and sale of an asset or assets to take advantage of a perceived pricing anomaly. Because the Fund may invest in fewer issuers than a more diversified portfolio, the fluctuating value of a single holding may have a greater effect on the value of the Fund. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Small- or mid-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. The use of fixed-income securities, including convertible securities, entails interest rate and credit risks. In addition, the value of a convertible security could fluctuate based on the value of the underlying stock. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. Short sales involve special risks, including greater reliance on the sub-advisor’s ability to accurately anticipate the future value of a security or instrument; the Fund’s losses are potentially unlimited in a short sale.

Please see the prospectus for a complete discussion of the Funds’ risks. There can be no assurances that the investment objectives of these Funds will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and the Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions and therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2017

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed-income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions-based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

June 30, 2017 (Unaudited)

The Investor Class of the American Beacon AHL Managed Futures Strategy Fund (the “Fund”) returned -0.87% for the six months ended June 30, 2017.

Total Returns for the Period ended June 30, 2017
	Ticker	6 Months*	1 Year	Since Inception (8/19/2014)
Institutional Class (1,5)	AHLIX	-0.58%	-2.72%	3.77%
Y Class (1,5)	AHLYX	-0.67%	-2.91%	3.63%
Investor Class (1,5)	AHLPX	-0.87%	-3.21%	3.31%
A without Sales Charge (1,2,5)	AHLAX	-0.87%	-3.20%	3.31%
A with Sales Charge (1,2,5)	AHLAX	-6.55%	-8.79%	1.20%
C without Sales Charge (1,3,5)	AHLCX	-1.18%	-3.91%	2.54%
C with Sales Charge (1,3,5)	AHLCX	-2.18%	-4.91%	2.54%

BofA Merrill Lynch 3-Month Treasury Bill Index (4)		0.31%	0.49%	0.24%

*	Not Annualized

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than actual returns shown.

2.	A Class shares have a maximum sales charge of 5.75%.

3.	C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

4.	The BofA Merrill Lynch 3-Month Treasury Bill Index is designed to measure the total return on cash, including price and interest income, based on short-term government Treasury bills of about 90-day maturity. One cannot directly invest in an index.

5.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.90%, 1.97%, 2.13%, 2.29%, and 3.04%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

For the period, Equities were by far the best performing sector returning 7.5%. Long positions across nearly all markets led performance in the first half of the year. The top contributors were long positions in the Korean Kospi (+2.3%) and the NASDAQ 100 (+1.1%).

All three of the remaining sectors posted negative returns during the first half of 2017. Fixed Income was the top detracting sector during the period with a return of (2.9)%. A long position in Short Sterling was the biggest detractor followed by a long position in the German Bund.

The Commodities sector also contributed losses during the period returning (2.8)%. Within the sector, precious metals detracted the most. Mixed positioning in both Gold (-1.0%) and Silver (-0.6%) generated the largest losses.

Finally, the Currencies sector also hurt performance returning (2.0)%. Losses were driven primarily by short positions for a majority of the period in the Japanese yen versus the U.S. dollar (-0.8%). Also detracting from performance was a long position in the British pound versus U.S. dollar (-0.8%).

Looking forward, the Fund’s sub-advisor will continue to implement its trading strategy designed to capitalize on price trends (up or down) in a broad range of global stock index, bond, currency, short-term interest rate and commodity futures markets seeking to achieve the Fund’s goal of capital growth.

American Beacon AHL Managed Futures Strategy FundSM

Performance Overview

June 30, 2017 (Unaudited)

Commodities		% of VaR	*
Natural Gas	Short	8.32
Crude Oil	Short	6.44
RBOB Gasoline	Short	2.49
Silver	Short	2.30
Copper	Long	1.88

Currencies		% of VaR	*
AUD/USD	Long	4.37
EUR/USD	Long	3.53
MXN/USD	Long	2.90
JPY/USD	Short	2.70
NZD/USD	Long	2.50

Equities		% of VaR	*
Korean Kospi	Long	2.91
South African All Share Index	Short	2.30
Russell 2000 Index	Long	2.10
S&P 500 Index	Long	2 09
Hang Seng Index	Long	1.88

Fixed Income		% of VaR	*
U.S. Treasuries	Long	3.33
Eurodollar	Long	1.67
Euribor	Long	1.25
Australian Bonds	Long	1.04
Euro-BUXL	Short	0.42
*	Value at Risk (“VaR”) is a measure of the potential loss in value of a portfolio over a defined period for a given confidence interval. A one-day VaR at the 95% confidence level represents that there is a 5% probability that the mark-to-market loss on the portfolio over a one-day horizon will exceed the value (assuming normal markets and no trading in the portfolio).

American Beacon Ionic Strategic Arbitrage FundSM

Performance Overview

June 30, 2017 (Unaudited)

The Investor Class of the American Beacon Ionic Strategic Arbitrage Fund (the “Fund”) returned -0.33% for the six months ended June 30, 2017.

Total Returns for the Period ended June 30, 2017
	Ticker	6 Months*	1 Year	3 Years	Since Inception (9/1/2013)
Institutional Class (1,7)	IONIX	-0.11%	1.07%	2.33%	2.67%
Y Class (1,2,7)	IONYX	-0.22%	1.06%	2.32%	2.67%
Investor Class (1,3,7)	IONPX	-0.33%	0.74%	2.12%	2.50%
A without Sales Charge (1,4,7)	IONAX	-0.33%	0.74%	2.12%	2.50%
A with Sales Charge (1,4,7)	IONAX	-5.07%	-4.02%	0.47%	1.22%
C without Sales Charge (1,5,7)	IONCX	-0.67%	0.00%	1.61%	2.10%
C with Sales Charge (1,5,7)	IONCX	-1.67%	-1.00%	1.61%	2.10%

Bloomberg Barclays Capital U.S. Aggregate Index (6)		2.27%	-0.31%	2.48%	3.19%
BofA Merrill Lynch 3-Month LIBOR Index (6)		0.50%	0.85%	0.50%	0.45%

*	Not Annualized

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www. americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Simultaneous with the commencement of the Fund’s investment operations on June 30, 2015, the Ionic Absolute Return Fund LLC (“Private Fund”), a privately offered investment fund managed by the Fund’s sub-advisor transferred its assets to the Institutional Class shares of the Fund. A portion of the fees charged to the Institutional, Y, A, and C Classes of the Fund has been waived since 6/30/15. Performance prior to waiving fees was lower than the actual returns shown since 6/30/15.

2.	Fund performance for the three-year, and since inception periods represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the Y Class. Expenses of the Y Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Y Class been in existence since 9/1/13.

3.	Fund performance for the three-year, and since inception periods represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the Investor Class. Expenses of the Investor Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the Investor Class been in existence since 9/1/13.A portion of the fees charged to the Investor Class of the Fund was waived in 2015 and partially recovered in 2016. Performance prior to waiving fees was lower than actual returns shown in 2015.

4.	Fund performance for the three-year, and since inception periods represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the A Class. Expenses of the A Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 9/1/13. A Class shares have a maximum sales charge of 4.75%.

5.	Fund performance for the three-year, and since inception periods represents the total returns achieved by the Institutional Class from 9/1/13 up to 6/30/15, the inception date of the C Class. Expenses of the C Class are higher than those of the Institutional Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 9/1/13. C Class has a maximum contingent deferred sales charge of 1.00% for shares redeemed within one year of the date of purchase.

6.	The BofA Merrill Lynch 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates. The Bloomberg Barclays Capital U.S. Aggregate Index is a market weighted index of government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.

7.	The total annual Fund operating expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 3.20%, 3.27%, 3.51%, 3.64%, and 4.38%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

American Beacon Ionic Strategic Arbitrage FundSM

Performance Overview

June 30, 2017 (Unaudited)

The Fund’s performance during the first half of the year stemmed from mixed results amongst the four arbitrage strategies. For example, gains produced by the Convertible Arbitrage Strategy resulting from narrowing credit spreads and positions in technology and health care, were reduced by losses in the Credit/Rates Relative Value Strategy where mortgage derivative valuations declined due to yield curve flattening. Similarly, gains from event and short volatility-oriented positions helped mitigate the impact of losses in the Fund’s Equity and Volatility Arbitrage Strategies that otherwise would have been larger given the sharp decline in volatility year to date.

The Convertible Arbitrage Strategy was the top performer during the period despite materially low levels of overall equity index volatility due to tighter credit spreads and some large single-name stock moves. Efforts this year to diversify both geographic and sector exposure (particularly in the energy space) has also been effective so far.

The Equity Arbitrage Strategy generated a slight loss over the period, as declining volatility, narrow market breadth and reduced corporate event activity continued to act as headwinds. The current state of equity markets, characterized by extended, smaller, upward movements, has pushed equity volatility to historic lows and presents unique challenges to many of the Fund’s Equity and Volatility Arbitrage Strategies. The impact of lower volatility was most evident in the Fund’s equity warrants holdings. While these positions offer a compelling way to gain option-like exposure to a particular stock, often at a discount to where that company’s listed options may be priced, such positions generally result in profits, only if the underlying equity experiences a sharp move – up or down. A holding in the technology sector also negatively impacted performance due to technical factors associated with a share reclassification and asset sale. The negative impact of these positions during the second quarter was somewhat offset by gains from two share class arbitrage holdings and the successful acquisition of a healthcare company in which the Fund had a long position. In addition, a position in an exchange-traded fund designed to benefit from declines in S&P implied volatility helped to decrease the impact to the Fund of losses caused by a contraction in overall volatility.

The Fund’s Credit/Rates Relative Value Arbitrage Strategy was a slight detractor during the period. The Fund took profits on positions in floating rate closed end funds as both credit spreads and net asset value discounts narrowed. The gains, however, were not enough to offset the losses on the Fund’s seasoned agency mortgage derivatives. Mortgage derivatives, the largest allocation within the strategy, produced losses as a result of a material flattening in the yield curve and some spread widening in the mortgage sector (driven by concerns around the impact of potential Fed balance sheet reductions). This “bull flattener” had the effect of both increasing prepayment risk while also reducing the yield or “carry” in the portfolio.

The Volatility Arbitrage Strategy also detracted from Fund performance over the period. The primary objective of the strategy is to hedge downside risk for the overall Fund. Its secondary objective is to identify pricing inefficiencies in the options markets to add asymmetrical exposure, which are positions that can profit from large changes in price or volatility but have limited downside. Conditions during the period were challenging for the strategy because volatility across asset classes had fallen to record lows and there were no meaningful market declines. By minimizing option decay and adding positions that could benefit from declining S&P volatility, hedging losses in the strategy were reduced. Elsewhere, losses from a position designed to benefit from increased foreign exchange volatility outside the U.S. were offset by a straddle position in Brazilian equities that performed well when recent political turmoil created weakness. Additionally, another position benefited from increased volatility in gold.

Looking forward, the Fund’s sub-advisor will continue to implement its investment process by allocating the Fund’s assets among the following strategies: Convertible Arbitrage, Credit/Rates Relative Value Arbitrage, Equity Arbitrage, and Volatility Arbitrage, seeking capital appreciation with low volatility and reduced correlation to equities and interest rates.

American Beacon Ionic Strategic Arbitrage FundSM

Performance Overview

June 30, 2017 (Unaudited)

Positions By Investment Strategy			Fund
Convertible Arbitrage			32
Credit/Rates Relative Value Arbitrage			1
Equity Arbitrage			57
Volatility Arbitrage			17
Total			107

Investment Strategy Exposure (%)	LMV	*	SMV **
Convertible Arbitrage	32		(21)
Credit/Rates Relative Value Arbitrage	20		-
Equity Arbitrage	31		(31)
Volatility Arbitrage	9		(6)
Cash	12		-
Total	104		(58.0)

*	Long Market Value
**	Short Market Value

Source: Ionic Capital Management LLC

American Beacon FundsSM

Expense Examples

June 30, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2017 through June 30, 2017.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

June 30, 2017 (Unaudited)

American Beacon AHL Managed Futures Strategy Fund
	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Expenses Paid During Period 1/1/2017-6/30/2017*
Institutional Class
Actual	$1,000.00	$994.20	$7.61
Hypothetical**	$1,000.00	$1,017.20	$7.70
Y Class
Actual	$1,000.00	$993.30	$8.11
Hypothetical**	$1,000.00	$1,016.70	$8.20
Investor Class
Actual	$1,000.00	$991.30	$9.48
Hypothetical**	$1,000.00	$1,015.30	$9.59
A Class
Actual	$1,000.00	$991.30	$9.58
Hypothetical**	$1,000.00	$1,015.20	$9.69
C Class
Actual	$1,000.00	$988.20	$13.26
Hypothetical**	$1,000.00	$1,011.50	$13.42

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.54%, 1.64%, 1.92%, 1.94%, and 2.69% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Ionic Strategic Arbitrage Fund
	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Expenses Paid During Period 1/1/2017-6/30/2017*
Institutional Class
Actual	$1,000.00	$998.90	$11.50
Hypothetical**	$1,000.00	$1,013.30	$11.58
Y Class
Actual	$1,000.00	$997.80	$12.04
Hypothetical**	$1,000.00	$1,012.70	$12.13
Investor Class
Actual	$1,000.00	$996.70	$13.32
Hypothetical**	$1,000.00	$1,011.50	$13.42
A Class
Actual	$1,000.00	$996.70	$13.61
Hypothetical**	$1,000.00	$1,011.20	$13.71
C Class
Actual	$1,000.00	$993.30	$17.30
Hypothetical**	$1,000.00	$1,007.40	$17.42

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 2.32%, 2.43%, 2.69%, 2.75%, and 3.50% for the Institutional, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

SHORT-TERM INVESTMENTS - 88.72%
Investment Companies - 3.83%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.87%A B C	18,589,023	$18,589,023

	Principal Amount
U.S. Treasury Obligations - 84.85%
U.S. Treasury Bills,
0.716%, Due 7/6/2017A	$76,000,000	75,995,212
0.746%, Due 7/13/2017A	41,600,000	41,591,056
0.778%, Due 7/27/2017A	61,000,000	60,966,633
0.897%, Due 8/10/2017A	81,000,000	80,925,480
0.924%, Due 8/17/2017A	73,750,000	73,666,662
0.873%, Due 8/24/2017A	79,000,000	78,895,246

		412,040,289

Total Short-Term Investments (Cost $430,618,682)		430,629,312

TOTAL INVESTMENTS - 88.68% (Cost $430,618,682)		430,629,312
OTHER ASSETS, NET OF LIABILITIES - 11.32%		54,972,298

TOTAL NET ASSETS - 100.00%		$485,601,610

Percentages are stated as a percent of net assets.

A All or a portion represents positions held by the American Beacon Cayman Managed Futures Strategy Fund, Ltd.

B The Fund is affiliated by having the same investment advisor.

C 7-day effective yield.

Purchased Futures Contracts Open on June 30, 2017:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Copper FuturesA	109	September 2017	$7,387,475	$39,395
Gold 100oz FuturesA	88	August 2017	10,932,240	(418,697)
Kansas City Hard Red Winter Wheat FuturesA	123	December 2017	3,408,637	216,211
LME Copper FuturesA	29	July 2017	4,294,175	155,676
LME Copper FuturesA	11	August 2017	1,631,163	42,838
LME Copper FuturesA	75	September 2017	11,137,969	81,113
LME Lead FuturesA	9	July 2017	513,450	8,355
LME Lead FuturesA	36	August 2017	2,061,000	105,660
LME Lead FuturesA	54	September 2017	3,096,562	33,940
LME Nickel FuturesA	32	July 2017	1,796,160	32,567
LME Primary Aluminum FuturesA	27	July 2017	1,289,588	(36,672)
LME Primary Aluminum FuturesA	239	August 2017	11,437,644	(200,710)
LME Primary Aluminum FuturesA	303	September 2017	14,540,212	(2,271)
LME Zinc FuturesA	41	August 2017	2,826,438	113,493
LME Zinc FuturesA	125	September 2017	8,625,000	183,626

			$84,977,713	$354,524

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Australian Dollar Currency Futures	1,213	September 2017	$93,097,750	$812,048
British Pound Currency Futures	242	September 2017	19,730,562	46,800
Canadian Dollar Currency Futures	662	September 2017	51,132,880	692,034
Euro Currency Futures	584	September 2017	83,709,100	813,151
Mexican Peso Futures	1,582	September 2017	43,101,590	256,684
New Zealand Dollar Currency Futures	618	September 2017	45,200,520	703,777
Swiss Franc Currency Futures	94	September 2017	12,311,650	44,348

			$348,284,052	$3,368,842

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2017 (Unaudited)

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Amsterdam Index Futures	67	July 2017	$7,751,884	$(309,666)
ASX SPI 200 Index Futures	225	September 2017	24,422,743	(397,784)
CAC40 Index Futures	141	July 2017	8,239,770	(292,762)
DAX Index Futures	56	September 2017	19,699,798	(932,822)
Euro Stoxx 50 Index Futures	434	September 2017	17,007,225	(662,007)
FTSE 100 Index Futures	223	September 2017	21,035,571	(684,674)
FTSE/MIB Index Futures	91	September 2017	10,652,881	(294,245)
H-Shares Index Futures	337	July 2017	22,002,799	(255,410)
Hang Seng Index Futures	223	July 2017	36,538,531	(102,517)
IBEX 35 Index Futures	44	July 2017	5,229,442	(220,083)
KOSPI 200 Index Futures	812	September 2017	55,516,060	1,054,857
Mini MSCI EAFE Index Futures	262	September 2017	24,753,760	(25,833)
Mini MSCI Emerging Markets Index Futures	425	September 2017	21,426,375	75,010
MSCI Taiwan Stock Index Futures	786	July 2017	30,284,580	(81,300)
NASDAQ 100 E-Mini Futures	185	September 2017	20,915,175	(299,418)
Nikkei 225 (SGX) Futures	305	September 2017	27,117,137	(120,953)
OMXS30 Index Futures	408	July 2017	7,761,962	(238,425)
Russell 2000 E-Mini Index Futures	475	September 2017	33,589,625	(197,696)
S&P 500 E-Mini Index Futures	463	September 2017	56,043,835	(129,671)
TOPIX Index Futures	212	September 2017	30,374,572	152,933

			$480,363,725	$(3,962,466)

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
3-Month Euro Euribor Futures	1,723	September 2018	$492,743,538	$(365,150)
3-Month Euro Euribor Futures	712	June 2019	203,231,484	(248,968)
3-Month Euro Euribor Futures	258	March 2020	73,499,215	(125,203)
90-Day Eurodollar Futures	1,160	September 2018	285,041,000	(218,222)
90-Day Eurodollar Futures	540	June 2019	132,414,750	(133,843)
90-Day Eurodollar Futures	387	March 2020	94,727,925	(96,188)
90-Day Sterling Futures	383	September 2018	61,905,822	(93,617)
90-Day Sterling Futures	515	June 2019	83,124,127	(226,358)
Australian 10-Year Bond Futures	263	September 2017	26,128,796	(399,237)
Australian 3-Year Bond Futures	279	September 2017	23,942,781	(136,868)
Euro-Bund Futures	32	September 2017	5,916,153	(114,470)
Japanese 10-Year Government Bond Futures	7	September 2017	9,342,254	(21,941)
Long GILT Futures	105	September 2017	17,172,603	(344,543)
U.S. Long Bond Futures	163	September 2017	25,051,063	(44,371)
U.S. Treasury 10-Year Note Futures	242	September 2017	30,378,562	(167,227)
U.S. Treasury 5-Year Note Futures	440	September 2017	51,847,813	(235,034)
U.S. Ultra Bond Futures	95	September 2017	15,758,125	32,691

			$1,632,226,011	$(2,938,549)

Sold Futures Contracts Open on June 30, 2017:

Commodity Futures Contracts
Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Brent Crude FuturesA	365	July 2017	$(17,801,050)	$(512,972)
Cocoa FuturesA	241	September 2017	(4,675,400)	88,156
Coffee FuturesA	246	September 2017	(11,595,825)	318,786
Corn FuturesA	610	December 2017	(11,956,000)	(416,824)
Gasoline RBOB FuturesA	245	July 2017	(15,575,973)	(895,150)
LME Copper FuturesA	29	July 2017	(4,294,175)	(306,398)
LME Copper FuturesA	11	August 2017	(1,631,163)	(114,136)
LME Lead FuturesA	9	July 2017	(513,450)	(45,479)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2017 (Unaudited)

Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
LME Lead FuturesA	36	August 2017	$(2,061,000)	$(183,072)
LME Lead FuturesA	8	September 2017	(458,750)	(44,245)
LME Nickel FuturesA	53	July 2017	(2,974,890)	22,457
LME Nickel FuturesA	56	August 2017	(3,148,824)	(131,793)
LME Nickel FuturesA	46	September 2017	(2,590,950)	(162,383)
LME Primary Aluminum FuturesA	27	July 2017	(1,289,587)	(11,079)
LME Primary Aluminum FuturesA	239	August 2017	(11,437,644)	(165,487)
LME Primary Aluminum FuturesA	15	September 2017	(719,812)	(19,743)
LME Zinc FuturesA	41	August 2017	(2,826,438)	(254,395)
LME Zinc FuturesA	35	September 2017	(2,415,000)	(249,705)
Low Sulphur Gasoil FuturesA	232	July 2017	(10,126,800)	(32,802)
Natural Gas FuturesA	1,152	July 2017	(34,963,200)	(1,055,379)
Natural Gas Swap FuturesA	72	October 2017	(561,240)	16,284
Natural Gas Swap FuturesA	72	November 2017	(588,060)	(10,499)
Natural Gas Swap FuturesA	72	December 2017	(604,080)	(26,497)
Natural Gas Swap FuturesA	72	January 2018	(600,480)	(22,902)
Natural Gas Swap FuturesA	72	February 2018	(588,240)	(10,678)
Natural Gas Swap FuturesA	124	March 2018	(885,980)	(5,883)
Natural Gas Swap FuturesA	124	April 2018	(873,580)	6,500
Natural Gas Swap FuturesA	124	May 2018	(881,640)	(1,549)
Natural Gas Swap FuturesA	124	June 2018	(889,700)	(9,598)
Natural Gas Swap FuturesA	124	July 2018	(891,560)	(11,456)
Natural Gas Swap FuturesA	124	August 2018	(884,120)	(4,026)
Natural Gas Swap FuturesA	124	September 2018	(889,700)	(9,598)
Natural Gas Swap FuturesA	24	October 2018	(175,020)	9,561
Natural Gas Swap FuturesA	24	November 2018	(182,700)	1,892
Natural Gas Swap FuturesA	24	December 2018	(187,920)	(3,321)
Natural Gas Swap FuturesA	24	January 2019	(186,360)	(1,763)
Natural Gas Swap FuturesA	24	February 2019	(182,400)	2,191
NY Harbor ULSD FuturesA	170	July 2017	(10,589,334)	(625,624)
Silver FuturesA	231	September 2017	(19,204,185)	(154,643)
Soybean FuturesA	410	November 2017	(19,572,375)	(870,956)
Sugar #11 World FuturesA	604	September 2017	(9,342,189)	201,519
WTI Crude FuturesA	450	July 2017	(20,718,000)	67,013

			$(232,534,794)	$(5,635,676)

Currency Futures Contracts
Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Japanese Yen Currency Futures	423	September 2017	$(47,111,625)	$478,189
U.S. Dollar Index Futures	420	September 2017	(40,076,820)	517,091

			$(87,188,445)	$995,280

Equity Futures Contracts
Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
FTSE/JSE Top 40 Index Futures	834	September 2017	$(29,121,947)	$(255,262)
S&P/TSX 60 Index Futures	10	September 2017	(1,371,376)	(1,997)

			$(30,493,323)	$(257,259)

Interest Rate Futures Contracts
Description	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
Euro-Bobl Futures	100	September 2017	$(15,042,111)	$10,986
Euro-Buxl 30-Year Bond Futures	36	September 2017	(6,723,515)	56,397
Euro-Schatz Futures	285	September 2017	(36,408,590)	21,924
U.S. Treasury 2-Year Note Futures	2	September 2017	(432,219)	91

			$(58,606,435)	$89,398

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2017 (Unaudited)

Forward Currency Contracts Open on June 30, 2017:

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	INR	12,102,766	7/7/2017	DUB	$-	$(31,839)	$(31,839)
Buy	INR	464,004	7/7/2017	DUB	-	(1,048)	(1,048)
Buy	INR	696,006	7/7/2017	DUB	-	(697)	(697)
Buy	INR	1,276,010	7/7/2017	DUB	-	(704)	(704)
Buy	INR	232,002	7/7/2017	DUB	-	(791)	(791)
Buy	INR	77,334	7/7/2017	DUB	-	(279)	(279)
Buy	INR	193,335	7/7/2017	DUB	-	(704)	(704)
Buy	INR	193,335	7/7/2017	DUB	-	(591)	(591)
Buy	INR	812,007	7/7/2017	DUB	-	(310)	(310)
Buy	INR	23,780,195	7/7/2017	DUB	7,485	-	7,485
Buy	INR	696,006	7/7/2017	DUB	-	(1,236)	(1,236)
Buy	INR	657,339	7/7/2017	DUB	-	(515)	(515)
Buy	INR	618,672	7/7/2017	DUB	-	(936)	(936)
Buy	INR	464,004	7/7/2017	DUB	-	(680)	(680)
Buy	INR	425,337	7/7/2017	DUB	-	(1,092)	(1,092)
Sell	INR	734,673	7/7/2017	DUB	1,693	-	1,693
Sell	INR	348,003	7/7/2017	DUB	-	(501)	(501)
Sell	INR	309,336	7/7/2017	DUB	-	(265)	(265)
Sell	INR	502,671	7/7/2017	DUB	-	(895)	(895)
Buy	TWD	82,202	7/12/2017	DUB	-	(77)	(77)
Buy	TWD	15,042,909	7/12/2017	DUB	-	(153,902)	(153,902)
Sell	TWD	82,202	7/12/2017	DUB	497	-	497
Sell	TWD	657,613	7/12/2017	DUB	4,309	-	4,309
Sell	TWD	246,605	7/12/2017	DUB	1,370	-	1,370
Sell	TWD	246,605	7/12/2017	DUB	1,690	-	1,690
Sell	TWD	82,202	7/12/2017	DUB	558	-	558
Sell	TWD	82,202	7/12/2017	DUB	476	-	476
Sell	TWD	575,412	7/12/2017	DUB	3,143	-	3,143
Sell	TWD	82,202	7/12/2017	DUB	437	-	437
Sell	TWD	82,202	7/12/2017	DUB	422	-	422
Sell	TWD	739,815	7/12/2017	DUB	316	-	316
Sell	TWD	328,807	7/12/2017	DUB	11	-	11
Sell	TWD	657,614	7/12/2017	DUB	1,474	-	1,474
Sell	TWD	657,614	7/12/2017	DUB	1,040	-	1,040
Sell	TWD	82,202	7/12/2017	DUB	266	-	266
Sell	TWD	739,815	7/12/2017	DUB	1,609	-	1,609
Sell	TWD	82,202	7/12/2017	DUB	138	-	138
Sell	TWD	82,202	7/12/2017	DUB	8	-	8
Sell	TWD	164,403	7/12/2017	DUB	179	-	179
Sell	TWD	164,403	7/12/2017	DUB	-	(200)	(200)
Sell	TWD	164,403	7/12/2017	DUB	-	(340)	(340)
Sell	TWD	82,202	7/12/2017	DUB	-	(210)	(210)
Sell	TWD	246,605	7/12/2017	DUB	-	(105)	(105)
Sell	TWD	82,202	7/12/2017	DUB	-	(27)	(27)
Sell	TWD	164,403	7/12/2017	DUB	-	(65)	(65)
Sell	TWD	82,202	7/12/2017	DUB	-	(62)	(62)
Sell	TWD	82,202	7/12/2017	DUB	70	-	70
Sell	TWD	82,202	7/12/2017	DUB	195	-	195
Sell	TWD	82,202	7/12/2017	DUB	-	(27)	(27)
Sell	TWD	246,605	7/12/2017	DUB	-	(243)	(243)
Sell	TWD	164,403	7/12/2017	DUB	477	-	477
Sell	TWD	164,403	7/12/2017	DUB	706	-	706
Sell	TWD	82,202	7/12/2017	DUB	244	-	244
Sell	TWD	82,202	7/12/2017	DUB	223	-	223
Sell	TWD	164,403	7/12/2017	DUB	417	-	417
Buy	PHP	3,614,665	7/17/2017	DUB	-	(68,669)	(68,669)
Sell	PHP	297,096	7/17/2017	DUB	3,205	-	3,205
Sell	PHP	297,096	7/17/2017	DUB	2,904	-	2,904

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2017 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	PHP	1,089,351	7/17/2017	DUB	$7,577	$-	$7,577
Sell	PHP	792,255	7/17/2017	DUB	4,986	-	4,986
Sell	PHP	1,138,867	7/17/2017	DUB	6,346	-	6,346
Sell	PHP	1,188,383	7/17/2017	DUB	2,968	-	2,968
Sell	PHP	1,089,351	7/17/2017	DUB	3,013	-	3,013
Sell	PHP	1,188,383	7/17/2017	DUB	1,149	-	1,149
Sell	PHP	940,803	7/17/2017	DUB	369	-	369
Buy	ZAR	594,806	7/20/2017	DUB	-	(11,019)	(11,019)
Buy	JPY	229,153	7/20/2017	DUB	-	(2,334)	(2,334)
Sell	EUR	230,499	7/20/2017	DUB	-	(4,493)	(4,493)
Sell	JPY	256,214	7/20/2017	DUB	3,206	-	3,206
Sell	ZAR	1,840,889	7/20/2017	DUB	26,775	-	26,775
Buy	KRW	22,467,921	7/24/2017	DUB	-	(241,077)	(241,077)
Sell	KRW	699,391	7/24/2017	DUB	8,054	-	8,054
Sell	KRW	1,311,357	7/24/2017	DUB	14,985	-	14,985
Sell	KRW	437,119	7/24/2017	DUB	5,666	-	5,666
Sell	KRW	699,391	7/24/2017	DUB	4,341	-	4,341
Sell	KRW	1,486,205	7/24/2017	DUB	10,235	-	10,235
Sell	KRW	1,311,357	7/24/2017	DUB	8,256	-	8,256
Sell	KRW	1,573,629	7/24/2017	DUB	10,144	-	10,144
Sell	KRW	458,975	7/24/2017	DUB	2,917	-	2,917
Sell	KRW	2,163,739	7/24/2017	DUB	15,092	-	15,092
Sell	KRW	2,273,019	7/24/2017	DUB	14,082	-	14,082
Sell	KRW	2,098,172	7/24/2017	DUB	1,786	-	1,786
Sell	KRW	2,141,883	7/24/2017	DUB	1,224	-	1,224
Sell	KRW	69,939	7/24/2017	DUB	164	-	164
Sell	KRW	1,503,690	7/24/2017	DUB	3,258	-	3,258
Sell	KRW	218,560	7/24/2017	DUB	119	-	119
Sell	KRW	2,360,443	7/24/2017	DUB	2,382	-	2,382
Sell	KRW	2,797,562	7/24/2017	DUB	7,708	-	7,708
Sell	KRW	677,535	7/24/2017	DUB	2,063	-	2,063
Sell	KRW	2,032,604	7/24/2017	DUB	8,128	-	8,128
Sell	KRW	2,185,595	7/24/2017	DUB	6,195	-	6,195
Sell	KRW	2,098,172	7/24/2017	DUB	4,215	-	4,215
Sell	KRW	1,442,493	7/24/2017	DUB	3,848	-	3,848
Sell	KRW	1,442,493	7/24/2017	DUB	3,844	-	3,844
Sell	KRW	2,447,867	7/24/2017	DUB	7,627	-	7,627
Sell	KRW	2,098,172	7/24/2017	DUB	5,055	-	5,055
Sell	KRW	1,311,357	7/24/2017	DUB	3,832	-	3,832
Sell	KRW	1,311,357	7/24/2017	DUB	3,682	-	3,682
Sell	KRW	1,223,933	7/24/2017	DUB	4,158	-	4,158
Sell	KRW	1,223,933	7/24/2017	DUB	4,945	-	4,945
Sell	KRW	1,223,933	7/24/2017	DUB	4,417	-	4,417
Sell	KRW	1,486,205	7/24/2017	DUB	3,309	-	3,309
Sell	KRW	874,238	7/24/2017	DUB	7,736	-	7,736
Sell	KRW	786,814	7/24/2017	DUB	6,144	-	6,144
Sell	KRW	699,391	7/24/2017	DUB	5,965	-	5,965
Sell	KRW	786,814	7/24/2017	DUB	6,737	-	6,737
Sell	KRW	874,238	7/24/2017	DUB	7,316	-	7,316
Sell	KRW	874,238	7/24/2017	DUB	6,369	-	6,369
Sell	KRW	874,238	7/24/2017	DUB	6,222	-	6,222
Sell	KRW	699,391	7/24/2017	DUB	2,432	-	2,432
Sell	KRW	437,119	7/24/2017	DUB	648	-	648
Sell	KRW	524,543	7/24/2017	DUB	1,652	-	1,652
Sell	KRW	524,543	7/24/2017	DUB	2,341	-	2,341
Sell	KRW	437,119	7/24/2017	DUB	-	(197)	(197)
Sell	KRW	437,119	7/24/2017	DUB	430	-	430
Sell	KRW	524,543	7/24/2017	DUB	605	-	605
Buy	PHP	2,722,101	7/28/2017	DUB	-	(29,550)	(29,550)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2017 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	PHP	247,464	7/28/2017	DUB	$1,174	$-	$1,174
Sell	PHP	1,187,826	7/28/2017	DUB	5,136	-	5,136
Sell	PHP	1,187,826	7/28/2017	DUB	3,833	-	3,833
Sell	PHP	98,985	7/28/2017	DUB	231	-	231
Sell	PHP	841,377	7/28/2017	DUB	-	(325)	(325)
Sell	PHP	841,377	7/28/2017	DUB	958	-	958
Sell	PHP	791,884	7/28/2017	DUB	415	-	415
Sell	PHP	395,942	7/28/2017	DUB	420	-	420
Sell	PHP	49,493	7/28/2017	DUB	21	-	21
Buy	BRL	13,613,450	7/5/2017	HUS	-	(729,052)	(729,052)
Buy	BRL	694,256	7/5/2017	HUS	-	(3,539)	(3,539)
Buy	BRL	392,405	7/5/2017	HUS	-	(1,701)	(1,701)
Buy	BRL	90,555	7/5/2017	HUS	-	(1,556)	(1,556)
Buy	BRL	90,555	7/5/2017	HUS	-	(1,575)	(1,575)
Buy	BRL	875,366	7/5/2017	HUS	-	(15,243)	(15,243)
Buy	BRL	120,740	7/5/2017	HUS	-	(2,063)	(2,063)
Buy	BRL	60,370	7/5/2017	HUS	-	(929)	(929)
Buy	BRL	60,370	7/5/2017	HUS	-	(944)	(944)
Buy	BRL	30,185	7/5/2017	HUS	-	(464)	(464)
Buy	BRL	30,185	7/5/2017	HUS	-	(455)	(455)
Buy	BRL	60,370	7/5/2017	HUS	-	(920)	(920)
Buy	BRL	60,370	7/5/2017	HUS	-	(924)	(924)
Buy	BRL	30,185	7/5/2017	HUS	-	(479)	(479)
Buy	BRL	60,370	7/5/2017	HUS	-	(957)	(957)
Buy	BRL	90,555	7/5/2017	HUS	-	(1,423)	(1,423)
Buy	BRL	60,370	7/5/2017	HUS	-	(949)	(949)
Buy	BRL	30,185	7/5/2017	HUS	-	(475)	(475)
Buy	BRL	30,185	7/5/2017	HUS	-	(476)	(476)
Buy	BRL	60,370	7/5/2017	HUS	-	(957)	(957)
Buy	BRL	30,185	7/5/2017	HUS	-	(488)	(488)
Buy	BRL	30,185	7/5/2017	HUS	-	(485)	(485)
Buy	BRL	181,110	7/5/2017	HUS	-	(3,137)	(3,137)
Buy	BRL	30,185	7/5/2017	HUS	-	(527)	(527)
Buy	BRL	181,110	7/5/2017	HUS	-	(3,162)	(3,162)
Buy	BRL	60,370	7/5/2017	HUS	-	(968)	(968)
Buy	BRL	905,551	7/5/2017	HUS	-	(17,810)	(17,810)
Buy	BRL	60,370	7/5/2017	HUS	-	(888)	(888)
Buy	BRL	30,185	7/5/2017	HUS	-	(469)	(469)
Buy	BRL	60,370	7/5/2017	HUS	-	(959)	(959)
Buy	BRL	90,555	7/5/2017	HUS	-	(1,557)	(1,557)
Buy	BRL	181,110	7/5/2017	HUS	-	(3,123)	(3,123)
Buy	BRL	30,185	7/5/2017	HUS	-	(497)	(497)
Buy	BRL	90,555	7/5/2017	HUS	-	(1,599)	(1,599)
Buy	BRL	633,886	7/5/2017	HUS	-	(10,171)	(10,171)
Buy	BRL	60,370	7/5/2017	HUS	-	(925)	(925)
Buy	BRL	60,370	7/5/2017	HUS	-	(951)	(951)
Buy	BRL	60,370	7/5/2017	HUS	-	(934)	(934)
Buy	BRL	30,185	7/5/2017	HUS	-	(475)	(475)
Buy	BRL	30,185	7/5/2017	HUS	-	(479)	(479)
Buy	BRL	60,370	7/5/2017	HUS	-	(900)	(900)
Buy	BRL	30,185	7/5/2017	HUS	-	(452)	(452)
Buy	BRL	60,370	7/5/2017	HUS	-	(931)	(931)
Sell	BRL	238,764	7/5/2017	HUS	-	(1,923)	(1,923)
Sell	BRL	476,924	7/5/2017	HUS	-	(4,181)	(4,181)
Sell	BRL	1,053,156	7/5/2017	HUS	-	(3,264)	(3,264)
Sell	BRL	542,123	7/5/2017	HUS	-	(4,680)	(4,680)
Sell	BRL	281,626	7/5/2017	HUS	-	(2,432)	(2,432)
Sell	BRL	771,529	7/5/2017	HUS	-	(1,543)	(1,543)
Sell	BRL	1,073,078	7/5/2017	HUS	-	(2,327)	(2,327)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2017 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Sell	BRL	872,046	7/5/2017	HUS	$-	$(1,671)	$(1,671)
Sell	BRL	994,295	7/5/2017	HUS	-	(2,007)	(2,007)
Sell	BRL	789,942	7/5/2017	HUS	-	(2,275)	(2,275)
Sell	BRL	548,462	7/5/2017	HUS	2,787	-	2,787
Sell	BRL	578,949	7/5/2017	HUS	3,769	-	3,769
Sell	BRL	1,262,338	7/5/2017	HUS	7,605	-	7,605
Sell	BRL	333,243	7/5/2017	HUS	1,667	-	1,667
Sell	BRL	235,141	7/5/2017	HUS	1,156	-	1,156
Sell	BRL	1,841,287	7/5/2017	HUS	9,160	-	9,160
Sell	BRL	814,996	7/5/2017	HUS	2,888	-	2,888
Sell	BRL	477,829	7/5/2017	HUS	2,377	-	2,377
Sell	BRL	789,942	7/5/2017	HUS	4,009	-	4,009
Sell	BRL	271,665	7/5/2017	HUS	2,016	-	2,016
Sell	BRL	1,237,586	7/5/2017	HUS	8,417	-	8,417
Sell	BRL	301,850	7/5/2017	HUS	575	-	575
Sell	BRL	543,331	7/5/2017	HUS	1,980	-	1,980
Sell	BRL	482,961	7/5/2017	HUS	1,374	-	1,374
Sell	BRL	513,146	7/5/2017	HUS	-	(31)	(31)
Sell	BRL	543,331	7/5/2017	HUS	-	(549)	(549)
Sell	BRL	543,331	7/5/2017	HUS	2,291	-	2,291
Sell	BRL	271,665	7/5/2017	HUS	1,941	-	1,941
Sell	BRL	150,925	7/5/2017	HUS	771	-	771
Sell	BRL	90,555	7/5/2017	HUS	-	(729)	(729)
Sell	BRL	150,925	7/5/2017	HUS	-	(1,213)	(1,213)
Sell	BRL	150,925	7/5/2017	HUS	-	(1,234)	(1,234)
Sell	BRL	30,185	7/5/2017	HUS	-	(261)	(261)
Sell	BRL	150,925	7/5/2017	HUS	-	(1,350)	(1,350)
Sell	BRL	120,740	7/5/2017	HUS	-	(1,114)	(1,114)
Buy	BRL	90,024	8/2/2017	HUS	-	(194)	(194)
Buy	BRL	90,024	8/2/2017	HUS	-	(167)	(167)
Buy	BRL	270,071	8/2/2017	HUS	-	(962)	(962)
Buy	BRL	120,032	8/2/2017	HUS	-	(89)	(89)
Buy	BRL	180,047	8/2/2017	HUS	35	-	35
Buy	BRL	120,032	8/2/2017	HUS	-	(89)	(89)
Buy	BRL	90,024	8/2/2017	HUS	-	(77)	(77)
Buy	BRL	227,460	8/2/2017	HUS	-	(585)	(585)
Buy	BRL	582,753	8/2/2017	HUS	-	(978)	(978)
Buy	BRL	30,008	8/2/2017	HUS	-	(21)	(21)
Buy	BRL	30,008	8/2/2017	HUS	-	-	-
Buy	BRL	30,008	8/2/2017	HUS	9	-	9
Buy	BRL	30,008	8/2/2017	HUS	6	-	6
Buy	BRL	60,016	8/2/2017	HUS	-	(17)	(17)
Buy	BRL	30,008	8/2/2017	HUS	-	(12)	(12)
Buy	BRL	525,438	8/2/2017	HUS	-	(3,197)	(3,197)
Buy	BRL	564,449	8/2/2017	HUS	-	(3,469)	(3,469)
Buy	BRL	16,504	8/2/2017	HUS	-	(106)	(106)
Buy	BRL	409,308	8/2/2017	HUS	-	(2,350)	(2,350)
Buy	BRL	376,299	8/2/2017	HUS	-	(2,553)	(2,553)
Buy	BRL	350,492	8/2/2017	HUS	-	(2,154)	(2,154)
Buy	BRL	386,502	8/2/2017	HUS	-	(1,906)	(1,906)
Buy	BRL	331,287	8/2/2017	HUS	-	(1,493)	(1,493)
Buy	BRL	662,574	8/2/2017	HUS	-	(3,007)	(3,007)
Buy	BRL	90,024	8/2/2017	HUS	-	(229)	(229)
Buy	BRL	60,016	8/2/2017	HUS	-	(189)	(189)
Buy	BRL	458,221	8/2/2017	HUS	-	(2,843)	(2,843)
Buy	BRL	60,016	8/2/2017	HUS	-	(109)	(109)
Buy	BRL	30,008	8/2/2017	HUS	-	(49)	(49)
Buy	BRL	30,008	8/2/2017	HUS	-	(74)	(74)
Buy	BRL	90,024	8/2/2017	HUS	-	(183)	(183)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2017 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	BRL	60,016	8/2/2017	HUS	$-	$(140)	$(140)
Buy	BRL	30,008	8/2/2017	HUS	-	(84)	(84)
Buy	BRL	60,016	8/2/2017	HUS	-	(189)	(189)
Buy	BRL	30,008	8/2/2017	HUS	-	(65)	(65)
Buy	BRL	60,016	8/2/2017	HUS	-	(127)	(127)
Buy	BRL	30,008	8/2/2017	HUS	-	(76)	(76)
Buy	BRL	90,024	8/2/2017	HUS	-	(164)	(164)
Buy	BRL	60,016	8/2/2017	HUS	-	(109)	(109)
Buy	BRL	30,008	8/2/2017	HUS	-	(64)	(64)
Buy	BRL	90,024	8/2/2017	HUS	-	(202)	(202)
Buy	BRL	277,273	8/2/2017	HUS	-	(839)	(839)
Buy	BRL	235,562	8/2/2017	HUS	-	(216)	(216)
Buy	BRL	352,893	8/2/2017	HUS	-	(850)	(850)
Buy	BRL	30,008	8/2/2017	HUS	-	(18)	(18)
Buy	BRL	424,612	8/2/2017	HUS	-	(364)	(364)
Buy	BRL	30,008	8/2/2017	HUS	-	(12)	(12)
Buy	BRL	30,008	8/2/2017	HUS	-	(20)	(20)
Buy	BRL	30,008	8/2/2017	HUS	-	(17)	(17)
Buy	BRL	30,008	8/2/2017	HUS	-	(21)	(21)
Buy	BRL	60,016	8/2/2017	HUS	-	(42)	(42)
Buy	BRL	30,008	8/2/2017	HUS	-	(21)	(21)
Buy	BRL	60,016	8/2/2017	HUS	-	(42)	(42)
Buy	BRL	30,008	8/2/2017	HUS	-	(25)	(25)
Buy	BRL	30,008	8/2/2017	HUS	-	(21)	(21)
Buy	BRL	30,008	8/2/2017	HUS	-	(26)	(26)
Buy	BRL	480,126	8/2/2017	HUS	-	(909)	(909)
Sell	BRL	90,024	8/2/2017	HUS	-	(844)	(844)
Sell	BRL	60,016	8/2/2017	HUS	-	(570)	(570)
Sell	BRL	150,039	8/2/2017	HUS	-	(1,358)	(1,358)
Sell	BRL	30,008	8/2/2017	HUS	-	(277)	(277)
Sell	BRL	150,039	8/2/2017	HUS	-	(1,079)	(1,079)
Sell	BRL	150,039	8/2/2017	HUS	-	(1,407)	(1,407)
Sell	BRL	180,047	8/2/2017	HUS	-	(1,768)	(1,768)
Buy	CLP	526,758	8/9/2017	HUS	3,247	-	3,247
Buy	CLP	526,758	8/9/2017	HUS	2,902	-	2,902
Buy	CLP	376,255	8/9/2017	HUS	2,883	-	2,883
Buy	CLP	526,758	8/9/2017	HUS	5,801	-	5,801
Buy	CLP	301,004	8/9/2017	HUS	2,760	-	2,760
Buy	CLP	301,004	8/9/2017	HUS	2,630	-	2,630
Buy	CLP	376,255	8/9/2017	HUS	2,960	-	2,960
Buy	CLP	225,753	8/9/2017	HUS	2,366	-	2,366
Buy	CLP	75,251	8/9/2017	HUS	984	-	984
Buy	CLP	1,279,268	8/9/2017	HUS	3,911	-	3,911
Buy	CLP	1,730,775	8/9/2017	HUS	3,037	-	3,037
Buy	CLP	556,858	8/9/2017	HUS	852	-	852
Buy	CLP	489,132	8/9/2017	HUS	-	(436)	(436)
Buy	CLP	112,877	8/9/2017	HUS	-	(101)	(101)
Buy	CLP	650,169	8/9/2017	HUS	-	(1,029)	(1,029)
Buy	CLP	704,350	8/9/2017	HUS	-	(1,126)	(1,126)
Buy	CLP	722,410	8/9/2017	HUS	-	(2,564)	(2,564)
Buy	CLP	361,205	8/9/2017	HUS	-	(1,173)	(1,173)
Buy	CLP	361,205	8/9/2017	HUS	-	(1,178)	(1,178)
Buy	CLP	602,009	8/9/2017	HUS	-	(2,444)	(2,444)
Buy	CLP	361,205	8/9/2017	HUS	-	(1,014)	(1,014)
Buy	CLP	75,251	8/9/2017	HUS	-	(194)	(194)
Buy	CLP	6,020,087	8/9/2017	HUS	-	(12,732)	(12,732)
Buy	CLP	225,753	8/9/2017	HUS	-	(632)	(632)
Buy	CLP	150,502	8/9/2017	HUS	-	(570)	(570)
Buy	CLP	75,251	8/9/2017	HUS	-	(280)	(280)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2017 (Unaudited)

Type	Currency	Principal Amount Covered by Contract	Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Buy	CLP	75,251	8/9/2017	HUS	$-	$(250)	$(250)
Buy	CLP	75,251	8/9/2017	HUS	-	(270)	(270)
Buy	CLP	150,502	8/9/2017	HUS	-	(449)	(449)
Buy	CLP	150,502	8/9/2017	HUS	1,672	-	1,672
Buy	CLP	376,255	8/9/2017	HUS	3,588	-	3,588
Buy	CLP	376,255	8/9/2017	HUS	2,781	-	2,781
Buy	CLP	376,255	8/9/2017	HUS	3,099	-	3,099
Buy	CLP	376,255	8/9/2017	HUS	3,266	-	3,266
Buy	CLP	225,753	8/9/2017	HUS	2,024	-	2,024
Buy	CLP	225,753	8/9/2017	HUS	2,051	-	2,051
Buy	CLP	225,753	8/9/2017	HUS	1,747	-	1,747
Buy	CLP	376,255	8/9/2017	HUS	3,049	-	3,049
Buy	CLP	451,507	8/9/2017	HUS	3,076	-	3,076
Buy	CLP	376,255	8/9/2017	HUS	1,920	-	1,920
Buy	CLP	376,255	8/9/2017	HUS	2,647	-	2,647
Buy	CLP	451,507	8/9/2017	HUS	3,357	-	3,357
Buy	CLP	301,004	8/9/2017	HUS	2,040	-	2,040
Buy	CLP	451,507	8/9/2017	HUS	2,053	-	2,053
Buy	CLP	451,507	8/9/2017	HUS	2,692	-	2,692
Buy	CLP	752,511	8/9/2017	HUS	3,814	-	3,814
Buy	CLP	1,249,168	8/9/2017	HUS	1,337	-	1,337
Buy	CLP	451,507	8/9/2017	HUS	1,799	-	1,799
Sell	CLP	19,189,027	8/9/2017	HUS	-	(313,840)	(313,840)
Buy	COP	65,293	8/11/2017	HUS	-	(323)	(323)
Sell	COP	130,587	8/11/2017	HUS	1,218	-	1,218
Sell	COP	195,880	8/11/2017	HUS	1,046	-	1,046
Sell	COP	65,293	8/11/2017	HUS	794	-	794
Sell	COP	130,587	8/11/2017	HUS	631	-	631
Sell	COP	65,293	8/11/2017	HUS	281	-	281
Sell	COP	65,293	8/11/2017	HUS	457	-	457
Sell	COP	65,293	8/11/2017	HUS	277	-	277
Sell	COP	65,293	8/11/2017	HUS	260	-	260
Sell	COP	65,293	8/11/2017	HUS	189	-	189
Sell	COP	65,293	8/11/2017	HUS	209	-	209
Sell	COP	65,293	8/11/2017	HUS	-	(94)	(94)
Sell	COP	65,293	8/11/2017	HUS	-	(232)	(232)
Sell	COP	65,293	8/11/2017	HUS	-	(195)	(195)
Buy	PEN	4,697,366	7/7/2017	RBS	33,615	-	33,615
Sell	PEN	4,697,366	7/7/2017	RBS	-	(20,170)	(20,170)
Buy	GBP	153,331	7/20/2017	RBS	2,574	-	2,574
Buy	GBP	470,585	7/20/2017	RBS	9,866	-	9,866
Buy	EUR	4,556,105	7/20/2017	RBS	21,572	-	21,572
Sell	KRW	4,837,854	7/20/2017	RBS	91,902	-	91,902
Sell	HKD	5,884,469	7/20/2017	RBS	9,186	-	9,186
Sell	GBP	5,368,672	7/20/2017	RBS	-	(94,421)	(94,421)
Sell	EUR	10,321,533	7/20/2017	RBS	-	(179,380)	(179,380)
Buy	PEN	4,681,455	8/10/2017	RBS	19,984	-	19,984

					$665,706	$(2,079,922)	$(1,414,216)

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2017 (Unaudited)

Glossary:

Counterparty Abbreviations:
DUB	Deutsche Bank AG
HUS	HSBC Bank (USA)
RBS	Royal Bank of Scotland PLC

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
SEK	Swedish Krona
TWD	Taiwan Dollar
ZAR	South African Rand

Index Abbreviations:
ASX SPI 200	Australian Stock Market Index
CAC 40	Euronext Paris- French Stock Market Index
DAX	Deutsche Boerse AG German Stock Index
Euro Stoxx 50	Eurozone Blue-chip Index
FTSE 100	Financial Times Stock Exchange 100 Index
FTSE/JSE Top 40	Largest 40 companies ranked by full market value in the FTSE/JSE All-Share Index
FTSE/MIB	Borsa Italiana- Italian Stock Market Index
Hang Seng	Hong Kong Stock Market
IBEX	Bolsa de Madrid- Spanish Stock Market Index
KOSPI	South Korean Stock Market Index
MSCI EAFE	Morgan Stanley Capital International- Europe, Australasia and Far East
NASDAQ	National Association of Securities Dealers Automated Quotations
OMXS30	Stockholm Stock Exchange’s Leading share Index
Russell 2000	U.S. Small-Cap Stock Market Index
S&P 500	Standard and Poor’s U.S. Equity Large-Cap Index
S&P/TSX	Canadian Equity Market Index
TOPIX	Tokyo Stock Exchange Tokyo Price Index

Exchange Abbreviations:
LME	London Metal Exchange
JSE	Johannesburg Stock Exchange
SGX	Singapore Stock Exchange

Other Abbreviations:
Bobl	Medium term debt that is issued by the Federal Republic of Germany
Bund	German Federal Government Bond
Buxl	Long term debt that is issued by the Federal Republic of Germany
Euribor	Euro Interbank Offer Rate
H-Shares	Shares of a company incorporated in the Chinese mainland
GILT	Bank of England Bonds
RBOB	Reformulated Gasoline Blendstock for Oxygen Blending
SPI 200	Australian Equity Market Index Future
Sugar #11	World Benchmark for raw sugar
ULSD	Ultra-low-sulfur-diesel
WTI	West Texas Intermediate

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Consolidated Schedule of Investments

June 30, 2017 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2017, the investments were classified as described below:

AHL Managed Futures Strategy Fund	Level 1	Level 2	Level 3	Total
Assets
Short-Term Investments:
Investment Companies	$18,589,023	$-	$-	$18,589,023
U.S. Treasury Obligations	-	412,040,289	-	412,040,289

Total Investments in Securities - Assets	$18,589,023	$412,040,289	$-	$430,629,312

Financial Derivative Instruments - Assets
Futures Contracts	$7,516,244	$-	$-	$7,516,244
Forward Currency Contracts	665,706	-	-	665,706

Total Financial Derivative Instruments - Assets	$8,181,950	$-	$-	$8,181,950

Financial Derivative Instruments - Liabilities
Futures Contracts	$(15,502,150)	$-	$-	$(15,502,150)
Forward Currency Contracts	(2,079,922)	-	-	(2,079,922)

Total Financial Derivative Instruments - Liabilities	$(17,582,072)	$-	$-	$(17,582,072)

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended June 30, 2017, there were no transfers between levels.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

SECURITIES HELD LONG - 102.16%
COMMON STOCKS - 13.64%
Consumer Discretionary - 3.24%
Hotels, Restaurants & Leisure - 0.14%
Belmond Ltd., Class AA	12,694	$168,830

Household Durables - 0.23%
William Lyon Homes, Class AA	11,400	275,196

Media - 2.48%
Comcast Corp., Class A	3,237	125,984
Liberty Broadband Corp., Class AA	7,682	659,039
Liberty Global PLC, Tracking Stock, Class AA B	2,313	74,293
Liberty Media Corp – Liberty Formula One, Tracking Stock, Class AA B	8,593	301,013
Liberty Media Corp – Liberty SiriusXM, Tracking Stock, Class AA B	12,457	522,945
Naspers Ltd., Class N, ADR	22,745	462,861
Time Warner, Inc.	4,200	421,722
Time, Inc.	30,702	440,574

		3,008,431

Specialty Retail - 0.29%
Cabela’s, Inc.A	5,898	350,459

Textiles, Apparel & Luxury Goods - 0.10%
Kate Spade & Co.A	6,763	125,048

Total Consumer Discretionary		3,927,964

Consumer Staples - 1.17%
Food & Staples Retailing - 0.51%
Kroger Co.	17,314	403,763
Rite Aid Corp.A	74,501	219,778

		623,541

Personal Products - 0.66%
Estee Lauder Companies, Inc., Class A	3,535	339,289
Unilever PLC, ADR	8,467	458,234

		797,523

Total Consumer Staples		1,421,064

Financials - 5.72%
Banks - 0.78%
Bank of Kyoto Ltd.	44,695	421,220
Zions Bancorporation	11,800	518,138

		939,358

Capital Markets - 0.68%
Stellar Acquisition III, Inc.A C	79,564	821,100

Diversified Financial Services - 3.77%
Avista Healthcare Public Acquisition Corp.A C	72,700	748,083
Boulevard Acquisition Corp. IA C	8,518	87,821
Boulevard Acquisition Corp. IIA	48,370	484,667
Double Eagle Acquisition Corp.A C	6,638	70,628
Electrum Special Acquisition Corp.A	51,142	516,023
Forum Merger Corp.A C	42,052	428,510
Hennessy Capital Acquisition Corp. IIIA C	62,855	631,693
Kayne Anderson Acquisition Corp.A C	46,380	463,800
M I Acquisitions, Inc.A C	45,000	463,500
National Energy Services Reunited Corp.A	49,949	475,514

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 13.64% (continued)
Financials - 5.72% (continued)
Silver Run Acquisition Corp. IIA C	18,891	$200,434

		4,570,673

Insurance - 0.49%
Crawford & Co., Class A	76,680	596,570

Total Financials		6,927,701

Industrials - 0.54%
Aerospace & Defense - 0.34%
HEICO Corp., Class A	6,586	408,661

Airlines - 0.20%
Alaska Air Group, Inc.	1,400	125,947
Delta Air Lines, Inc.	2,200	118,700

		244,647

Total Industrials		653,308

Information Technology - 1.93%
Internet Software & Services - 0.53%
Cision Ltd.	8,677	80,405
Sohu.com, Inc.A	12,540	565,053

		645,458

Semiconductors & Semiconductor Equipment - 0.28%
NXP Semiconductors N.V.A	3,038	332,509

Software - 1.12%
Dell Technologies, Inc., Tracking Stock, Class VA B	22,293	1,362,325

Total Information Technology		2,340,292

Materials - 0.80%
Chemicals - 0.36%
Delta Technology Holdings Ltd.A	8,380	14,498
Monsanto Co.	3,551	420,296

		434,794

Metals & Mining - 0.44%
Vale SA, Sponsored ADR	60,876	532,665

Total Materials		967,459

Telecommunication Services - 0.24%
Diversified Telecommunication Services - 0.24%
SFR Group SAA	8,095	274,135
Telefonica S.A., ADR	1,700	17,663

		291,798

Total Telecommunication Services		291,798

Total Common Stocks (Cost $15,788,027)		16,529,586

WARRANTS - 7.50%
Consumer Discretionary - 0.98%
Hotels, Restaurants & Leisure - 0.91%
Del Taco Restaurants, Inc., 06/30/2020, Strike Price $11.50A	283,430	1,102,542

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

WARRANTS - 7.50% (continued)
Consumer Discretionary - 0.98% (continued)
Media - 0.07%
Hemisphere Media Group, Inc., 04/04/2018, Strike Price $12.00A	220,705	$81,661

Total Consumer Discretionary		1,184,203

Consumer Staples - 0.28%
Food Products - 0.28%
Hostess Brands, Inc., 11/04/2021, Strike Price $11.50A	116,899	340,176

Financials - 5.83%
Banks - 5.81%
SunTrust Banks, Inc., 11/14/2018, Strike Price $44.15A	144,408	2,013,047
TCF Financial Corp., 11/14/2018, Strike Price $16.93A	176,393	238,131
Zions Bancorporation, 05/22/2020, Strike Price $35.70A	290,002	3,668,525
Associated Banc Corp., 11/21/2018, Strike Price $19.77A	189,882	1,122,203

		7,041,906

Capital Markets - 0.02%
National Energy Services Reunited Corp., 06/05/2022, Strike Price $5.75A	49,949	27,472

Total Financials		7,069,378

Health Care - 0.09%
Biotechnology - 0.09%
BioTime, Inc., 10/01/2018, Strike Price $4.55A	341,766	112,783

Information Technology - 0.05%
Internet Software & Services - 0.01%
Cision Ltd., 06/30/2022, Strike Price $11.50A	4,338	6,227

Technology Hardware, Storage & Peripherals - 0.04%
Eastman Kodak Co., 09/03/2018, Strike Price $16.12A	165,168	56,157

Total Information Technology		62,384

Materials - 0.27%
Chemicals - 0.26%
AgroFresh Solutions, Inc., 02/19/2019, Strike Price $11.50A	334,510	311,094

Metals & Mining - 0.01%
Alio Gold, Inc., 05/30/2018, Strike Price CAD 7.00A	88,383	10,905

Total Materials		321,999

Total Warrants (Cost $4,723,502)		9,090,923

CONVERTIBLE PREFERRED STOCKS - 12.23%
Energy - 1.11%
Oil, Gas & Consumable Fuels - 1.11%
WPX Energy, Inc., Series A	18,620	878,305
Hess Corp.	8,174	454,638
Southwestern Energy Co., Series B	1,200	17,508

Total Energy		1,350,451

Financials - 1.83%
Capital Markets - 1.83%
Virtus Investment Partners, Inc., Series D	22,034	2,213,977

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares		Fair Value

CONVERTIBLE PREFERRED STOCKS - 12.23% (continued)
Health Care - 3.55%
Pharmaceuticals - 1.99%
Allergan PLC, Series A		2,785	$2,417,603

Health Care Equipment & Supplies - 1.56%
Becton Dickinson and Co., Series A		34,495	1,889,636

Total Health Care			4,307,239

Industrials - 1.90%
Aerospace & Defense - 0.70%
Arconic, Inc.		23,884	855,047

Machinery - 1.20%
Rexnord Corp., Series A		26,772	1,452,381

Total Industrials			2,307,428

Information Technology - 3.02%
Semiconductors & Semiconductor Equipment - 1.67%
SunEdison, Inc., Series A		500	1,245
MTS Systems Corp.		16,785	2,015,543

			2,016,788

Electronic Equipment, Instruments & Components - 1.35%
Belden, Inc.		15,820	1,641,009

Total Information Technology			3,657,797

Materials - 0.19%
Chemicals - 0.19%
Rayonier Advanced Materials, Inc., Series A		1,947	228,928

Utilities - 0.63%
Multi-Utilities - 0.63%
Dominion Resources, Inc., Series A		15,150	762,348

Total Convertible Preferred Stocks (Cost $14,584,104)			14,828,168

	Principal Amount*
CONVERTIBLE OBLIGATIONS - 18.67%
Communications - 6.37%
Ctrip.com International Ltd., 1.250%, Due 10/15/2018		$1,357,000	1,917,611
Liberty Media Corp-Liberty Formula One, 1.000%, Due 1/30/2023D		1,306,000	1,512,511
SINA Corp., 1.000%, Due 12/1/2018		863,000	896,441
Telefonica Participaciones SAU, 4.900%, Due 9/25/2017D	EUR	3,200,000	3,395,383

			7,721,946

Consumer, Cyclical - 2.50%
RH, 0.010%, Due 7/15/2020D		531,000	451,350
Tesla, Inc., 2.375%, Due 3/15/2022		2,048,000	2,572,800

			3,024,150

Consumer, Non-Cyclical - 1.96%
Depomed, Inc., 2.500%, Due 9/1/2021		242,000	212,355
Flexion Therapeutics, Inc., 3.375%, Due 5/1/2024D		1,323,000	1,352,767
Teladoc, Inc., 3.000%, Due 12/15/2022D		772,000	813,495

			2,378,617

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Principal Amount*	Fair Value

CONVERTIBLE OBLIGATIONS - 18.67% (continued)
Energy - 0.62%
Ensco Jersey Finance Ltd., 3.000%, Due 1/31/2024D	$981,000	$756,596

Financial - 1.70%
Colony Starwood Homes, 3.500%, Due 1/15/2022D	1,930,000	2,062,688

Industrial - 1.93%
Atlas Air Worldwide Holdings, Inc., 1.875%, Due 6/1/2024	703,000	766,270
Kaman Corp., 3.250%, Due 5/1/2024D	1,547,000	1,567,304

		2,333,574

Technology - 3.59%
RealPage, Inc., 1.500%, Due 11/15/2022D	2,469,000	2,686,581
ServiceNow, Inc., 0.010%, Due 6/1/2022D	1,631,000	1,661,581

		4,348,162

Total Convertible Obligations (Cost $21,556,303)		22,625,733

FOREIGN CORPORATE OBLIGATIONS - 1.17% (Cost $1,551,273)
Industrial - 1.17%
Golar LNG Ltd., 2.750%, Due 2/15/2022D	1,536,000	1,420,800

COLLATERALIZED MORTGAGE OBLIGATIONS - 20.10%
Agency CMO Interest Only - 4.54%
Fannie Mae Interest Strip, 8.500%, Due 3/25/2023, 211 2	217,406	36,543
5.000%, Due 4/25/2034, 351 5	258,088	52,740
5.500%, Due 7/25/2035, 359 13	1,371,020	281,633
5.500%, Due 8/25/2035, 359 14	1,023,553	216,403
5.500%, Due 10/25/2035, 359 12	980,705	214,959
7.000%, Due 2/25/2037, 381 17	758,252	188,613
Freddie Mac REMIC Trust, 5.500%, Due 10/15/2025, 3046 BI IO	1,319,817	154,734
6.941%, Due 2/15/2028, 2526 SWE	106,077	19,520
8.500%, Due 1/15/2030, 2206 IO	127,843	29,571
6.791%, Due 2/15/2032, 2411 SE	737,605	129,881
7.000%, Due 4/15/2032, 2525 IK	131,964	36,567
6.641%, Due 6/15/2032, 3489 SDE	109,834	21,849
5.500%, Due 3/15/2033, 2581 IL	688,068	180,737
11.124%, Due 7/15/2033, 2647 IVE	507,357	337,197
4.891%, Due 3/15/2035, 2950 SNE	762,742	125,541
5.500%, Due 4/15/2036, 4624 BI	2,479,661	513,553
5.541%, Due 10/15/2036, 3232 STE	155,896	24,589
5.531%, Due 12/15/2036, 3256 SE	1,090,144	207,930
5.161%, Due 12/15/2036, 3257 SIE	559,257	96,358
5.291%, Due 3/15/2037, 3284 BI IOE	1,046,789	205,363
5.971%, Due 7/15/2037, 3355 KIE	2,425,914	334,518
4.871%, Due 9/15/2037, 3368 AIE	1,278,834	215,822
1.000%, Due 3/15/2038, 3421 IO	9,884,645	359,320
1.887%, Due 4/15/2039, 4314 ITF	3,793,290	233,272
5.308%, Due 9/15/2041, 3997 ESE	77,957	78,533
1.722%, Due 10/15/2041, 4413 WIF	865,336	46,663
3.000%, Due 12/15/2042, 4594 IJ	3,546,332	463,859
4.235%, Due 12/15/2042, 303 157F	1,664,983	321,607
0.658%, Due 4/15/2043, 4517 KIE	3,508,955	102,738
6.000%, Due 6/15/2045, 4496 ID	1,289,841	273,492

		5,504,105

Agency CMO Interest Only Inverse Floater - 15.56%
Fannie Mae REMIC Trust,
6.034%, Due 2/25/2024, 1996-45 SIE	1,203,266	146,069
6.500%, Due 3/25/2027, 1997-9 H	759,280	112,029
6.791%, Due 9/17/2027, 1997-65 SIE	1,537,512	280,730
7.000%, Due 10/25/2031, 2016-3 IK	894,515	197,387
6.534%, Due 3/25/2032, 2002-8 SCE	136,601	30,778
5.784%, Due 9/25/2032, 2002-90 DSE	831,186	140,146
6.784%, Due 12/25/2032, 2002-86 USE	548,280	111,758
5.500%, Due 7/25/2033, 2004-62 TPE	1,906,631	380,377
4.500%, Due 12/25/2033, 2003-119 GI	116,555	28,419
5.384%, Due 2/25/2035, 2005-2 SE	186,665	35,003

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Principal Amount*	Fair Value

COLLATERALIZED MORTGAGE OBLIGATIONS - 20.10% (continued)
Agency CMO Interest Only Inverse Floater - 15.56% (continued)
Fannie Mae REMIC Trust, (continued)
5.414%, Due 7/25/2035, 2005-66 LSE	$2,062,568	$392,469
5.454%, Due 10/25/2035, 2005-83 SLE	653,561	118,945
6.034%, Due 6/25/2036, 2006-46 ESE	1,365,383	262,488
5.354%, Due 6/25/2036, 2006-44 SFE	3,474,288	590,891
5.394%, Due 7/25/2036, 2007-28 GSE	859,767	151,280
5.364%, Due 10/25/2036, 2006-92 LIE	1,215,005	232,270
4.834%, Due 11/25/2036, 2008-50 SAE	174,496	27,471
5.424%, Due 12/25/2036, 2006-117 SAE	1,269,148	230,795
5.284%, Due 2/25/2037, 2007-1 NIE	1,350,103	200,897
5.000%, Due 3/25/2039, 2009-11 TIF	869,247	166,912
5.000%, Due 5/25/2039, 2009-50 GI	897,103	146,065
5.000%, Due 2/25/2040, 2010-16 PI	139,440	31,857
5.264%, Due 7/25/2040, 2010-68 SCE	1,259,490	246,682
7.499%, Due 12/25/2041, 2011-130 NYE	187,753	200,816
5.500%, Due 12/25/2043, 2014-38 QI	1,541,792	400,353
5.500%, Due 5/25/2045, 2015-30 IO	2,503,365	559,461
5.000%, Due 5/25/2045, 2015-30 EI	1,531,925	311,020
5.000%, Due 10/25/2045, 2015-70 JI	1,286,622	261,722
5.500%, Due 7/25/2046, 2016-45 MI	2,750,799	624,199
Ginnie Mae REMIC Trust,
6.328%, Due 5/16/2031, 2001-22 SDE	347,508	65,107
6.328%, Due 6/16/2032, 2002-41 SYE	100,523	15,745
6.528%, Due 2/16/2033, 2003-11 SKE	244,955	39,885
6.438%, Due 6/20/2033, 2004-56 SE	389,509	85,847
5.258%, Due 10/16/2033, 2003-92 SNE	158,427	23,845
5.388%, Due 11/20/2033, 2003-98 SCE	1,107,734	214,662
5.938%, Due 11/20/2033, 2004-37 SME	923,325	52,311
5.378%, Due 5/16/2034, 2004-40 SBE	2,229,050	353,116
5.888%, Due 6/20/2034, 2004-46 SE	2,491,221	521,227
4.888%, Due 9/20/2034, 2004-86 SPE	149,031	18,606
4.888%, Due 1/20/2035, 2009-25 SBE	1,523,786	40,856
5.000%, Due 6/20/2035, 2014-183 IM	1,653,426	406,191
5.628%, Due 8/16/2036, 2006-47 SAE	1,360,743	251,747
5.500%, Due 9/20/2036, 2016-78 TI	5,497,955	429,310
5.388%, Due 11/16/2036, 2008-83 SDE	90,463	15,823
5.488%, Due 6/20/2037, 2010-47 PXE	1,078,131	191,743
5.438%, Due 12/20/2037, 2007-81 SPE	2,182,743	394,283
5.228%, Due 5/16/2038, 2008-40 SAE	262,923	44,822
5.000%, Due 9/20/2038, 2016-12 KI	1,077,824	272,430
5.500%, Due 5/16/2039, 2009-76 GI	1,000,394	180,880
4.500%, Due 1/16/2040, 2016-44 PI	2,030,994	413,579
4.000%, Due 2/20/2040, 2015-162 LI	1,555,629	232,342
4.788%, Due 5/20/2040, 2016-75 SAE	3,075,482	462,428
6.000%, Due 9/20/2040, 2016-75 IO	2,134,020	499,782
3.500%, Due 10/20/2041, 2013-81 PI	4,097,978	520,944
5.000%, Due 5/16/2042, 2013-44 IB	1,201,740	292,603
3.500%, Due 5/16/2042, 2015-84 IO	3,616,503	698,704
5.000%, Due 6/20/2043, 2013-86 IA	305,379	69,450
5.528%, Due 8/16/2043, 2013-113 SDE	1,617,010	298,711
4.938%, Due 11/20/2043, 2013-165 STE	143,543	21,739
0.967%, Due 1/16/2044, 2015-80 HIF	2,922,006	114,003
5.500%, Due 1/20/2044, 2014-2 TI	388,142	76,769
6.000%, Due 5/20/2044, 2016-1 IO	1,688,087	329,338
5.750%, Due 11/20/2044, 2014-161 SLE	125,523	23,446
5.000%, Due 12/16/2045, 2015-180 CI	2,037,860	500,919
4.500%, Due 5/20/2046, 2016-69 WI	2,433,863	565,021
3.500%, Due 11/20/2046, 2016-163 MI	4,872,998	585,137
1.952%, Due 6/20/2065, 2015-H17 BIF	4,310,947	483,465
2.217%, Due 1/20/2066, 2016-H04 BIF	4,872,043	517,655
1.929%, Due 2/20/2066, 2016-H04 KIF	4,870,539	413,996
2.263%, Due 2/20/2066, 2016-H07 NIF	4,897,121	532,562
2.479%, Due 4/20/2066, 2016-H13 EIF	4,040,381	472,220
2.343%, Due 7/20/2066, 2016-H15 AIF	4,000,617	492,576

		18,855,114

Total Collateralized Mortgage Obligations (Cost $24,721,888)		24,359,219

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

INVESTMENT COMPANIES - 5.97%
Closed-End Funds - 5.97%
BlackRock Resources & Commodities Strategy Trust	177,793	$1,424,122
Pershing Square Holdings Ltd./FundA	22,397	335,955
Turkish Investment Fund, Inc.	81,131	778,046
Cushing Energy Income Fund	38,185	323,809
GDL Fund	66,763	684,988
Altaba, Inc.A	67,789	3,693,145

Total Closed-End Funds		7,240,065

Total Investment Companies (Cost $6,846,468)		7,240,065

EXCHANGE-TRADED INSTRUMENTS - 10.15%
Exchange Traded Funds - 6.86%
iShares MSCI Emerging Markets ETF	61,100	2,528,929
SPDR S&P 500 ETF Trust	16,500	3,989,700
VanEck Vectors Junior Gold Miners ETF	53,600	1,789,168

Total Exchange-Traded Funds		8,307,797

Exchange-Traded Notes - 3.29%
iPath S&P 500 VIX Mid-Term Futures ETNA	44,235	1,001,480
iPath S&P 500 VIX Short-Term Futures ETNA	187,200	2,388,672
VelocityShares Daily Inverse VIX Short Term ETNA	7,162	597,741

Total Exchange-Traded Notes		3,987,893

Total Exchange-Traded Instruments (Cost $12,746,903)		12,295,690

SHORT-TERM INVESTMENTS - 12.73% (Cost $15,426,138)
Investment Companies - 12.73%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.87%G H	15,426,138	15,426,138

TOTAL SECURITIES HELD LONG (Cost $117,944,606)		123,816,322

SECURITIES HELD SHORT – (60.87%)
COMMON STOCKS - (50.83%)
Consumer Discretionary - (9.10%)
Automobiles - (1.55%)
Tesla, Inc.A	(5,203)	(1,881,457)

Hotels, Restaurants & Leisure - (2.30%)
Del Taco Restaurants, Inc.A	(191,164)	(2,628,505)
Marriott International, Inc., Class A	(1,557)	(156,183)

		(2,784,688)

Household Durables - (0.23%)
William Lyon Homes, Class AA	(11,400)	(275,196)

Internet & Direct Marketing Retail - (1.67%)
Ctrip.com International Ltd., ADRA	(37,534)	(2,021,581)

Media - (3.25%)
Altice N.V., Class AA	(23,127)	(533,573)
Hemisphere Media Group, Inc.A	(64,875)	(768,769)
Liberty Broadband Corp.A	(6,878)	(596,666)
Liberty Media Corp-Liberty Formula One, Tracking Stock, Class CA B	(31,081)	(1,138,186)
Liberty Media Corp-Liberty SiriusXM, Tracking Stock, Class CA B	(11,726)	(488,974)
New York Times Co., Class A	(23,628)	(418,216)

		(3,944,384)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (50.83%) (continued)
Consumer Discretionary - (9.10%) (continued)
Specialty Retail - (0.10%)
Restoration HardwareA	(1,816)	$(117,168)

Total Consumer Discretionary		(11,024,474)

Consumer Staples - (1.30%)
Food Products - (0.65%)
Hostess Brands, Inc.A	(48,907)	(787,403)

Personal Products - (0.65%)
L’Oreal S.A.	(1,557)	(324,367)
Unilever N.V.	(8,467)	(467,971)

		(792,338)

Total Consumer Staples		(1,579,741)

Energy - (1.11%)
Energy Equipment & Services - (0.05%)
Ensco PLC, Class A	(11,334)	(58,484)

Oil, Gas & Consumable Fuels - (1.06%)
Golar LNG Ltd.	(16,821)	(374,267)
Hess Corp.	(6,059)	(265,808)
WPX Energy, Inc.A	(66,754)	(644,844)

		(1,284,919)

Total Energy		(1,343,403)

Financials - (19.66%)
Banks - (17.67%)
Associated Banc-Corp	(151,576)	(3,819,715)
SunTrust Banks, Inc.	(107,179)	(6,079,193)
TCF Financial Corp.	(82,051)	(1,307,893)
Zions Bancorp	(232,493)	(10,208,767)

		(21,415,568)

Capital Markets - (1.43%)
Virtus Investment Partners, Inc.	(15,646)	(1,735,924)

Insurance - (0.56%)
Crawford & Co., Class B	(73,316)	(681,839)

Total Financials		(23,833,331)

Health Care - (3.55%)
Biotechnology - (0.68%)
BioTime, Inc.A	(73,275)	(230,816)
Flexion Therapeutics, Inc.A	(29,216)	(590,748)

		(821,564)

Health Care Equipment & Supplies - (1.07%)
Becton Dickinson and Co.	(5,776)	(1,126,955)
CR Bard, Inc.	(541)	(171,016)

		(1,297,971)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (50.83%) (continued)
Health Care Providers & Services - (0.32%)
Teladoc, Inc.A	(11,323)	$(392,908)

Pharmaceuticals - (1.48%)
Allergan PLC	(7,374)	(1,792,545)

Total Health Care		(4,304,988)

Industrials - (3.12%)
Aerospace & Defense - (1.06%)
Arconic, Inc.	(36,071)	(817,008)
HEICO Corp.	(6,547)	(470,337)

		(1,287,345)

Air Freight & Logistics - (0.33%)
Atlas Air Worldwide Holdings, Inc.A	(7,643)	(398,582)

Airlines - (0.20%)
Spirit Airlines, Inc.A	(4,700)	(242,573)

Machinery - (0.94%)
Rexnord Corp.A	(48,633)	(1,130,717)

Trading Companies & Distributors - (0.59%)
Kaman Corp.	(14,364)	(716,333)

Total Industrials		(3,775,550)

Information Technology - (8.88%)
Electronic Equipment, Instruments & Components - (2.48%)
Belden, Inc.	(17,201)	(1,297,471)
MTS Systems Corp.	(32,951)	(1,706,862)

		(3,004,333)

Internet Software & Services - (3.50%)
Alibaba Group Holding Ltd., Sponsored ADRA	(24,205)	(3,410,485)
SINA Corp.A	(2,925)	(248,537)
Tencent Holdings Ltd., ADR	(16,297)	(586,040)

		(4,245,062)

Software - (2.74%)
Changyou.com Ltd., ADRA	(6,922)	(268,297)
RealPage, Inc.A	(35,649)	(1,281,582)
ServiceNow, Inc.A	(6,209)	(658,154)
VMware, Inc., Class AA	(12,698)	(1,110,186)

		(3,318,219)

Technology Hardware, Storage & Peripherals - (0.16%)
Eastman Kodak Co.A	(20,872)	(189,935)

Total Information Technology		(10,757,549)

Materials - (0.82%)
Chemicals - (0.82%)
AgroFresh Solutions, Inc.A	(113,236)	(813,034)
Rayonier Advanced Materials, Inc.	(11,618)	(182,635)

		(995,669)

Total Materials		(995,669)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - (50.83%) (continued)
Real Estate - (1.04%)
Equity Real Estate Investment Trusts (REITs) - (1.04%)
Colony Starwood Homes	(36,895)	$(1,265,868)

Telecommunication Services - (1.83%)
Diversified Telecommunication Services - (1.83%)
Telefonica SA	(196,086)	(2,024,147)
Telefonica SA, ADR	(19,008)	(197,493)

		(2,221,640)

Total Telecommunication Services		(2,221,640)

Utilities - (0.42%)
Multi-Utilities - (0.42%)
Dominion Resources, Inc.	(6,578)	(504,072)

TOTAL COMMON STOCKS (Proceeds $(58,697,363))		(61,606,285)

PREFERRED STOCKS - (0.38%) (Proceeds $(525,843))
Materials - (0.38%)
Vale SA, ADR	(55,722)	(454,134)

	Principal Amount*

CORPORATE OBLIGATIONS - (0.62%) (Proceeds $(804,420))
Energy - (0.62%)
Ensco PLC, 4.500%, Due 10/1/2024	$(981,000)	(755,370)

	Shares
EXCHANGE-TRADED INSTRUMENTS - (9.04%)
Exchange Traded Funds - (6.76%)
CurrencyShares Euro TrustA	(6,709)	(741,210)
Direxion Daily Gold Miners Index Bear 3X SharesA	(9,011)	(280,062)
Direxion Daily Gold Miners Index Bull 3X SharesA	(18,789)	(568,555)
iShares MSCI Brazil Capped ETF	(6,050)	(206,547)
iShares MSCI Emerging Markets ETF	(86,627)	(3,585,492)
iShares MSCI Turkey ETF	(13,935)	(578,442)
VanEck Vectors Gold Miners ETF	(339)	(7,485)
VanEck Vectors Junior Gold Miners ETF	(53,600)	(1,789,168)
WisdomTree Japan Hedged Equity Fund	(8,463)	(440,076)

Total Exchange-Traded Funds		(8,197,037)

Exchange-Traded Notes - (2.28%)
iPath S&P 500 VIX Short-Term Futures ETNA	(216,233)	(2,759,133)

TOTAL EXCHANGE-TRADED INSTRUMENTS (Proceeds $(11,791,787))		(10,956,170)

TOTAL SECURITIES SOLD SHORT (Proceeds $(71,819,413))		(73,771,959)

TOTAL INVESTMENTS IN SECURITIES (EXCLUDES SECURITIES SOLD SHORT) - 102.16% (Cost $117,944,606)		123,816,322
TOTAL PURCHASED OPTIONS AND SWAPTIONS - 6.44% (Cost $10,687,131)		7,806,894
TOTAL WRITTEN OPTIONS AND SWAPTIONS - (2.72%) (Cost $(4,526,738))		(3,298,244)
TOTAL SECURITIES SOLD SHORT - (60.87%) (Proceeds $(71,819,413))		(73,771,959)
OTHER ASSETS, NET OF LIABILITIES - 54.99%		66,645,847

NET ASSETS - 100.00%		$121,198,860

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

A Non-income producing security.

B Tracking Stock - A form of common stock that is issued by a parent company and tracks the performance of a specific division of that parent company. It allows investors the chance to invest in an individual sector of a company while the parent company maintains overall control.

C Unit - Usually consists of one common stock and/or rights and warrants.

D Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $17,681,056 or 14.59% of net assets. The Fund has no right to demand registration of these securities.

E The coupon rate shown on floating or adjustable rate securities represents the rate at period end. The due date on these types of securities reflects the final maturity date.

F Variable rate.

G 7-day effective yield.

H The Fund is affiliated by having the same investment advisor.

ADR - American Depositary Receipt.

CAD - Canadian Dollar.

CMO - Collateralized Mortgage Obligation.

ETF - Exchange-Traded Fund.

ETN - Exchange-Traded Note.

MSCI - Morgan Stanley Composite Index.

PLC - Public Limited Company.

S&P - Standard & Poor’s 500 Index.

S&P 500 - Standard & Poor’s U.S. Equity Large Cap Index.

SPDR - Standard & Poor’s Depositary Receipts.

VIX - Volatility Index.

Futures Contracts Open on June 30, 2017:
Description	Type	Number of Contracts	Expiration Date	Contract Value	Unrealized Appreciation (Depreciation)
NASDAQ 100 E-Mini Futures	Long	23	September 2017	$2,600,265	$(24,209)
S&P 500 E-Mini Index Futures	Long	7	September 2017	847,315	(7,523)

				$3,447,580	$(31,732)

Purchased Options Open on June 30, 2017:

Equity Options
Description	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call – Arconic, Inc.	29.00	07/21/2017	USD	89	$1,999	$267	$(1,732)
Call – Arconic, Inc.	32.00	07/21/2017	USD	74	1,890	74	(1,816)
Put – Arconic, Inc.	21.00	07/21/2017	USD	22	298	594	296
Put – SunTrust Banks, Inc.	60.00	07/21/2017	USD	292	150,166	101,470	(48,696)
Call – Telefonica SA	10.00	09/15/2017	USD	201	10,738	13,567	2,829
Call – Comcast Corp.*	32.50	09/15/2017	USD	900	528,902	603,000	74,098
Call – Comcast Corp.*	42.50	09/15/2017	USD	1,398	87,273	50,328	(36,945)
Call – Telefonica S.A.	12.50	09/15/2017	USD	18	190	45	(145)
Put – Palo Alto Networks, Inc.	80.00	09/15/2017	USD	128	15,750	1,600	(14,150)
Put – Telefonica S.A.	10.00	09/15/2017	USD	539	16,730	16,170	(560)
Put – Southwestern Energy Co.	5.00	09/15/2017	USD	120	2,345	2,400	55
Call – General Mills, Inc.	55.00	10/20/2017	USD	265	99,329	59,890	(39,439)
Call – VMware, Inc.	110.00	10/20/2017	USD	285	10,034	9,263	(771)
Call – Dell Technologies, Inc. Class V	55.00	10/20/2017	USD	284	292,296	218,680	(73,616)
Call – Zions Bancorporation	42.00	10/20/2017	USD	200	30,459	73,000	42,541
Call – Walt Disney Co.	125.00	01/19/2018	USD	155	9,384	9,300	(84)
Call – Mondelez International, Inc.	30.00	01/19/2018	USD	192	310,376	259,680	(50,696)
Call – Mondelez International, Inc.	55.00	01/19/2018	USD	99	17,478	2,772	(14,706)
Call – Walt Disney Co.	90.00	01/19/2018	USD	189	443,936	323,190	(120,746)
Call – Ctrip.com International Ltd.	47.50	01/19/2018	USD	126	75,983	111,510	35,527
Put – Ctrip.com International Ltd.	47.50	01/19/2018	USD	126	63,383	26,775	(36,608)
Put – Golar LNG Ltd.	15.00	01/19/2018	USD	514	55,020	52,685	(2,335)
Put – Tesla, Inc.	110.00	01/19/2018	USD	143	17,166	8,866	(8,300)
Call – Ford Motor Co.	15.00	01/18/2019	USD	1,494	56,049	31,374	(24,675)

					$2,297,174	$1,976,500	$(320,674)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

Exchange-Traded Fund Options
Description	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call – VanEck Vectors Gold Miners ETF	18.00	7/21/2017	USD	750	$314,087	$305,625	$(8,462)
Put – iShares MSCI Brazil Capped ETF	33.00	7/21/2017	USD	11	957	561	(396)
Put – iShares iBoxx High Yield Corporate Bond ETF	86.00	7/21/2017	USD	918	21,913	12,852	(9,061)
Put – WisdomTree Japan Hedged Equity ETF	42.00	8/18/2017	USD	1,240	5,857	2,480	(3,377)
Put – WisdomTree Japan Hedged Equity ETF	41.00	8/18/2017	USD	1,260	5,951	2,520	(3,431)
Call – WisdomTree Japan Hedged Equity ETF	50.78	1/19/2018	USD	529	83,604	170,603	86,999
Call – iShares MSCI Emerging Markets ETF	41.00	1/19/2018	USD	2,503	588,312	581,947	(6,365)
Call – iShares MSCI Brazil Capped ETF	34.00	1/19/2018	USD	816	274,064	252,960	(21,104)
Put – WisdomTree Japan Hedged Equity ETF	40.78	1/19/2018	USD	979	382,071	27,412	(354,659)
Put – WisdomTree Japan Hedged Equity ETF	37.78	1/19/2018	USD	2,663	940,387	42,608	(897,779)
Put – WisdomTree Japan Hedged Equity ETF	30.00	1/19/2018	USD	121	20,595	363	(20,232)
Put – iShares MSCI Emerging Markets ETF	41.00	1/19/2018	USD	2,503	620,852	500,600	(120,252)
Put – iShares MSCI Brazil Capped ETF	33.00	1/19/2018	USD	596	243,309	157,344	(85,965)
Call – CurrencyShares Euro Trust ETF	108.00	1/18/2019	USD	618	275,715	426,420	150,705
Call – CurrencyShares Euro Trust ETF	113.00	1/18/2019	USD	1,900	551,849	779,000	227,151
Call – CurrencyShares Euro Trust ETF	105.00	1/18/2019	USD	500	310,862	455,000	144,138
Call – CurrencyShares Euro Trust ETF	112.00	1/18/2019	USD	275	74,449	122,375	47,926
Put – CurrencyShares Japanese Yen Trust ETF	87.00	1/18/2019	USD	930	354,683	378,510	23,827
Put – CurrencyShares Euro Trust ETF	102.00	1/18/2019	USD	400	144,217	53,400	(90,817)
Put – CurrencyShares Euro Trust ETF	103.00	1/18/2019	USD	1,650	654,376	249,150	(405,226)
Put – CurrencyShares Euro Trust ETF	101.00	1/18/2019	USD	150	48,531	17,250	(31,281)
Put – CurrencyShares Euro Trust ETF	108.00	1/18/2019	USD	567	364,513	155,925	(208,588)
Put – CurrencyShares Euro Trust ETF	106.00	1/18/2019	USD	381	207,672	80,772	(126,900)
Put – CurrencyShares Euro Trust ETF	104.00	1/18/2019	USD	1,589	653,253	272,514	(380,739)

					$7,142,079	$5,048,191	$(2,093,888)

Exchange-Traded Note Options
Description	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Call – iPath S&P 500 VIX Short-Term Futures ETN	18.00	9/15/2017	USD	1,500	$145,565	$93,000	$(52,565)
Call – iPath S&P 500 VIX Short-Term Futures ETN	14.00	9/15/2017	USD	444	114,568	49,728	(64,840)
Put – iPath S&P 500 VIX Short-Term Futures ETN	12.00	9/15/2017	USD	2,271	209,593	249,810	40,217
Put – iPath S&P 500 VIX Short-Term Futures ETN	11.00	9/15/2017	USD	1,742	109,220	95,810	(13,410)

					$578,946	$488,348	$(90,598)

Index Options
Description	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Paid	Fair Value	Unrealized Appreciation (Depreciation)
Put – S&P 500 Index	2,375.00	7/31/2017	USD	2,800	$27,735	$30,380	$2,645
Call – S&P 500 Index	2,465.00	8/11/2017	USD	4,600	64,885	45,540	(19,345)
Put – Direxion Daily Gold Miners Index Bear 3X Shares	4.00	1/19/2018	USD	300,600	576,312	217,935	(358,377)

					$668,932	$293,855	$(375,077)

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

Written Options Open on June 30, 2017:

Equity Options
Description	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call – VMware, Inc.	85.00	07/21/2017	USD	45	$(26,622)	$(15,750)	$10,872
Call – General Mills, Inc.	62.50	07/21/2017	USD	194	(61,974)	(1,358)	60,616
Call – Comcast Corp.*	37.50	09/15/2017	USD	1,800	(412,989)	(448,200)	(35,211)
Call – VMware, Inc.	90.00	10/20/2017	USD	285	(166,662)	(104,025)	62,637
Call – Visa, Inc.	92.50	12/15/2017	USD	100	(52,345)	(57,000)	(4,656)
Put – Visa, Inc.	92.50	12/15/2017	USD	100	(52,095)	(38,250)	13,845
Call – Mondelez International, Inc.	42.00	01/19/2018	USD	275	(189,322)	(102,438)	86,885
Call – Walt Disney Co.	110.00	01/19/2018	USD	359	(300,409)	(131,035)	169,374

					$(1,262,418)	$(898,056)	$364,362

Exchange-Traded Fund Options
Description	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call – iShares MSCI Brazil Capped ETF	34.00	7/21/2017	USD	99	$(18,809)	$(10,098)	$8,711
Call – iShares MSCI Brazil Capped ETF	34.00	8/18/2017	USD	717	(123,075)	(108,984)	14,091
Call – WisdomTree Japan Hedged Equity ETF	52.00	8/18/2017	USD	100	(11,827)	(10,400)	1,427
Put – iShares MSCI Brazil Capped ETF	33.00	8/18/2017	USD	607	(78,275)	(56,451)	21,824
Put – WisdomTree Japan Hedged Equity ETF	37.00	8/18/2017	USD	2,500	(77,397)	(3,750)	73,647
Put – WisdomTree Japan Hedged Equity ETF	51.00	8/18/2017	USD	100	(16,227)	(6,400)	9,827
Put – CurrencyShares Euro Trust ETF	103.00	9/15/2017	USD	439	(72,588)	(2,415)	70,173
Put – CurrencyShares Euro Trust ETF	104.00	9/15/2017	USD	500	(61,637)	(4,000)	57,637
Put – CurrencyShares Euro Trust ETF	109.00	12/15/2017	USD	200	(32,755)	(27,100)	5,655
Call – CurrencyShares Euro Trust ETF	108.00	1/19/2018	USD	618	(119,279)	(262,032)	(142,753)
Call – CurrencyShares Euro Trust ETF	113.00	1/19/2018	USD	1,500	(124,463)	(229,500)	(105,037)
Call – CurrencyShares Euro Trust ETF	105.00	1/19/2018	USD	500	(174,134)	(328,999)	(154,865)
Put – CurrencyShares Japanese Yen Trust ETF	87.00	1/19/2018	USD	930	(238,263)	(264,120)	(25,857)
Put – CurrencyShares Euro Trust ETF	101.00	1/19/2018	USD	1,150	(205,791)	(24,150)	181,641
Put – CurrencyShares Euro Trust ETF	103.00	1/19/2018	USD	900	(215,706)	(29,700)	186,006
Put – CurrencyShares Euro Trust ETF	102.00	1/19/2018	USD	800	(191,361)	(21,600)	169,761
Put – CurrencyShares Euro Trust ETF	107.00	1/19/2018	USD	933	(414,699)	(86,769)	327,930

					$(2,176,286)	$(1,476,468)	$699,818

Index Options
Description	Exercise Price	Expiration Date	Currency	Number of Contracts	Premiums Received	Fair Value	Unrealized Appreciation (Depreciation)
Call – NASDAQ 100 Stock Index	5,825.00	09/15/2017	USD	12	$(143,355)	$(96,840)	$46,515
Call – S&P 500 Index	2,400.00	01/19/2018	USD	42	(373,664)	(430,920)	(57,256)
Put – Direxion Daily Gold Miners Index Bear 3X Shares	20.00	01/19/2018	USD	200	(119,653)	(65,000)	54,653
Put – S&P 500 Index	2,400.00	01/19/2018	USD	42	(451,362)	(330,960)	120,402

					$(1,088,034)	$(923,720)	$164,314

*	OTC Contracts

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

Glossary:

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
NASDAQ	National Association of Securities Dealers Automated Quotations.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2017, the investments were classified as described below:

Ionic Strategic Arbitrage Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$16,529,586	$-	$-	$16,529,586
Warrants	9,090,923	-	-	9,090,923
Convertible Preferred Stocks	14,828,168	-	-	14,828,168
Convertible Obligations	-	22,625,733	-	22,625,733
Foreign Corporate Obligations	-	1,420,800	-	1,420,800
Collateralized Mortgage Obligations	-	22,895,006	1,464,213	24,359,219
Investment Companies	22,666,203	-	-	22,666,203
Exchange-Traded Instruments	12,295,690	-	-	12,295,690

Total Investments in Securities - Assets	$75,410,570	$46,941,539	$1,464,213	$123,816,322

Liabilities
Common Stocks (Sold Short)	$(61,606,285)	$-	$-	$(61,606,285)
Preferred Stocks (Sold Short)	(454,134)	-	-	(454,134)
Corporate Obligations (Sold Short)	-	(755,370)	-	(755,370)
Exchange-Traded Instruments (Sold Short)	(10,956,170)	-	-	(10,956,170)

Total Investments in Securities - Liabilities	(73,016,589)	(755,370)	-	(73,771,959)

Total Investments in Securities	$2,393,981	$46,186,169	$1,464,213	$50,044,363

Financial Derivative Instruments - Assets
Purchased Options	$7,806,894	$-	$-	$7,806,894

Total Financial Derivative Instruments - Assets	$7,806,894	$-	$-	$7,806,894

Financial Derivative Instruments - Liabilities
Futures Contracts	$(31,732)	$-	$-	$(31,732)
Written Options	(3,298,244)	-	-	(3,298,244)

Total Financial Derivative Instruments - Liabilities	$(3,329,976)	$-	$-	$(3,329,976)

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended June 30, 2017, there were no transfers between levels.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

The following table is a reconciliation of Level 3 assets within the Ionic Strategic Arbitrage Fund for which significant unobservable inputs were used to determine fair value. Transfers in or out of Level 3 represent the ending value of any security or instrument where a change in the level has occurred from the beginning to the end of the period:

Security Type	Balance as of 12/31/2016	Net Purchases	Net Sales	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3	Transfer out of Level 3	Balance as of 6/30/2017	Change in Unrealized Appreciation (Depreciation) at Period end**
Collateralized Mortgage Obligations	$2,155,189	$7,629	$(473,943)	$-	$(101,500)	$(123,162)	$-	$-	$1,464,213	$(123,162)

**	Change in unrealized appreciation (depreciation) attributable to Level 3 securities held at period end. This balance is included in the change in unrealized appreciation (depreciation) on the Statements of Operations.

The collateralized mortgage obligations classified as Level 3 were valued using single broker quotes. However, these securities were transferred in the Level 3 category due to limited market transparency and/or lack of corroboration to support the quoted prices.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)

	AHL Managed Futures Strategy FundA	Ionic Strategic Arbitrage Fund
Assets:
Investments in unaffiliated securities, at fair value†	$412,040,289	$108,390,184
Investments in affiliated securities, at fair value‡	18,589,023	15,426,138
Foreign currency, at fair value^	212,405	-
Purchased options contracts outstanding (premiums paid $10,687,131)	-	7,806,894
Foreign currency, deposit with brokers for futures contracts, at fair value¤	28,999,853	-
Cash	69,313	-
Cash with brokers	4,713,796	63,705,339
Deposit with brokers for futures contracts	30,114,974	131,010
Dividends and interest receivable	9,792	829,674
Receivable for investments sold	-	7,723,327
Receivable for fund shares sold	862,420	159,845
Receivable for tax reclaims	-	2,389
Receivable for expense reimbursement (Note 2)	294,599	-
Unrealized appreciation from foreign currency contracts	665,706	-
Prepaid expenses	83,310	163,527

Total assets	496,655,480	204,338,327

Liabilities:
Payable for investments purchased	-	3,352,224
Payable for fund shares redeemed	330,530	701
Payable for foreign currency, at fair value^	-	2,471,017
Payable under excess expense reimbursement plan (Note 2)	-	4,204
Payable for variation margin from open futures contracts	7,957,937	8,325
Securities sold short, at fair value±	-	73,771,959
Overdraft payable	-	6,041
Written option contracts, at fair value (premiums received $4,526,738)	-	3,298,244
Dividends and interest expense payable	-	68,372
Management and investment advisory fees payable	532,077	138,455
Administrative service and service fees payable	14,317	507
Transfer agent fees payable (Note 2)	16,322	6,570
Custody and fund accounting fees payable	96,207	4,123
Professional fees payable	23,109	3,948
Payable for prospectus and shareholder reports	-	4,768
Unrealized (depreciation) from foreign currency contracts	2,079,922	-
Other liabilities	3,449	9

Total liabilities	11,053,870	83,139,467

Net Assets	$485,601,610	$121,198,860

Analysis of Net Assets:
Paid-in-capital	$494,603,870	$136,254,728
Undistributed (or overdistribution of) net investment income	(1,407,757)	1,952,500
Accumulated net realized gain (loss)	1,699,902	(19,162,107)
Unrealized appreciation of investments	10,630	2,991,479
Unrealized (depreciation) of foreign currency transactions	(1,319,129)	(81,956)
Unrealized (depreciation) of futures contracts	(7,985,906)	(31,732)
Unrealized appreciation of written option contracts	-	1,228,494
Unrealized (depreciation) of short sales	-	(1,952,546)

Net assets	$485,601,610	$121,198,860

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)

	AHL Managed Futures Strategy FundA	Ionic Strategic Arbitrage Fund
Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	35,642,759	4,625,163

Y Class	6,588,432	8,553,176

Investor Class	2,651,143	207,790

A Class	1,538,334	12,796

C Class	454,859	11,872

Net assets:
Institutional Class	$369,967,181	$41,799,550

Y Class	$68,118,256	$77,314,200

Investor Class	$27,169,110	$1,865,385

A Class	$15,786,408	$114,841

C Class	$4,560,655	$104,884

Net asset value, offering and redemption price per share:
Institutional Class	$10.38	$9.04

Y Class	$10.34	$9.04

Investor Class	$10.25	$8.98

A Class	$10.26	$8.97

A Class (offering price)	$10.31	$9.42

C Class	$10.03	$8.83

† Cost of investments in unaffiliated securities	$412,029,659	$102,518,468
‡ Cost of investments in affiliated securities	$18,589,023	$15,426,138
^ Cost of foreign currency	$209,443	$(2,387,276)
¤ Cost of foreign currency deposits with broker for futures contracts	$28,901,281	$125,801
± Proceeds of securities sold short	$-	$71,819,413

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2017 (Unaudited)

	AHL Managed Futures Strategy FundA	Ionic Strategic Arbitrage Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$-	$826,794
Dividend income from affiliated securities	33,504	31,314
Interest income	1,333,243	1,024,270

Total investment income	1,366,747	1,882,378

Expenses:
Management and investment advisory fees (Note 2)	3,251,131	926,651
Transfer agent fees:
Institutional Class (Note 2)	71,486	16,030
Y Class (Note 2)	17,936	21,533
Investor Class	1,348	604
A Class	502	-
C Class	104	-
Custody and fund accounting fees	870,480	11,932
Professional fees	41,726	48,113
Registration fees and expenses	34,457	26,299
Service fees (Note 2):
Y Class	14,847	15,641
Investor Class	35,952	3,427
A Class	13,294	88
C Class	3,308	88
Distribution fees (Note 2):
A Class	22,156	147
C Class	22,053	585
Prospectus and shareholder report expenses	71,660	9,604
Trustee fees	13,585	4,117
Prime broker fees	-	11,256
Dividends and interest on securities sold short	-	534,377
Other expenses	25,250	7,150

Total expenses	4,511,275	1,637,642

Net fees waived and expenses (reimbursed) / recouped (Note 2)	(645,566)	2,098

Net expenses	3,865,709	1,639,740

Net investment income (loss)	(2,498,962)	242,638

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	(4,172)	689,372
Foreign currency transactions	(3,241,493)	(97,741)
Futures contracts	19,920,548	198,815
Options contracts	-	(3,578,304)
Change in net unrealized appreciation (depreciation) of:
Investments	6,737	(7,264,261)
Foreign currency transactions	635,825	56,434
Futures contracts	(17,819,509)	(151,061)
Options contracts	-	1,370,330
Short sales	-	8,076,304

Net (loss) from investments	(502,064)	(700,112)

Net (decrease) in net assets resulting from operations	$(3,001,026)	$(457,474)

† Foreign taxes	$-	$9,154

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	AHL Managed Futures Strategy FundA		Ionic Strategic Arbitrage Fund
	For the Six Months Ended June 30, 2017	From November 1, 2016 to December 31, 2016	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(2,498,962)	$(5,980,464)	$242,638	$1,404,577
Net realized gain (loss) from investments, purchased options, foreign currency transactions, futures contracts, and written options	16,674,883	(27,761,623)	(2,787,858)	458,283
Change in net unrealized appreciation (depreciation) of investments, purchased options, foreign currency transactions, futures contracts, written options, and securities sold short	(17,176,947)	7,600,291	2,087,746	637,345

Net increase (decrease) in net assets resulting from operations	(3,001,026)	(26,141,796)	(457,474)	2,500,205

Distributions to Shareholders:
Net investment income:
Institutional Class	-	-	-	(4,423,015)
Y Class	-	-	-	(2,709,587)
Investor Class	-	-	-	(62,954)
A Class	-	-	-	(5,200)
C Class	-	-	-	(7,268)
Net realized gain from investments:
Institutional Class	-	-	-	(5,146,294)
Y Class	-	-	-	(3,152,676)
Investor Class	-	-	-	(73,248)
A Class	-	-	-	(6,051)
C Class	-	-	-	(8,457)

Net distributions to shareholders	-	-	-	(15,594,750)

Capital Share Transactions:
Proceeds from sales of shares	88,268,383	529,925,260	45,492,896	151,226,921
Reinvestment of dividends and distributions	-	-	-	15,540,914
Cost of shares redeemed	(64,514,257)	(142,912,043)	(94,687,451)	(74,737,699)

Net increase (decrease) in net assets from capital share transactions	23,754,126	387,013,217	(49,194,555)	92,030,136

Net increase (decrease) in net assets	20,753,100	360,871,421	(49,652,029)	78,935,591

Net Assets:
Beginning of period	464,848,510	103,977,089	170,850,889	91,915,298

End of Period*	$485,601,610	$464,848,510	$121,198,860	$170,850,889

*Includes undistributed (or overdistribution of) net investment income	$(1,407,757)	$1,423,199	$1,952,500	$1,709,862

A Consolidated financial statement. See Note 1 in the Notes to Financial Statements for additional information.

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”) as non-diversified, open-end management investment companies. As of June 30, 2017, the Trust consists of thirty-two active series, two of which are presented in this filing: American Beacon AHL Managed Futures Strategy Fund and American Beacon Ionic Strategic Arbitrage Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors.

New Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and its impact, if any, on the Funds’ Financial Statements.

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large Institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service fees, distribution fees, and sub-transfer agent fees vary amongst the classes as described more fully in Note 2.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Consolidation of Subsidiaries

The consolidated Schedule of Investments of the AHL Managed Futures Strategy Fund (the “CFC Fund”) includes the accounts of the American Beacon Cayman Managed Futures Strategy Fund, Ltd., a wholly-owned and controlled subsidiary (the “Subsidiary”). All inter-company accounts and transactions have been eliminated in consolidation for the CFC Fund.

For Federal tax purposes, taxable income for the CFC Fund and its Subsidiary are calculated separately. The Subsidiary is classified as a controlled foreign corporation under the Internal Revenue Code of 1986 (the “Code”) and the Subsidiary’s taxable income is included in the calculation of the CFC Fund’s taxable income. Net losses of the Subsidiary are not deductible by the CFC Fund either in the current period or future periods. The Subsidiary has a fiscal year end of December 31st for financial statement consolidation purposes and a nonconforming tax year end of November 30th.

The CFC Fund may invest up to 25% of its total assets in the Subsidiary, which acts as an investment vehicle in order to effect certain investments consistent with the CFC Fund’s investment objectives and policies. The CFC Fund expects to achieve a significant portion of its exposure to commodities and commodities-related investments through investment in the Subsidiary. Unlike the CFC Fund, the Subsidiary may invest without limitation in commodities and commodities-related investments.

Fund	Inception Date of Subsidiary	Subsidiary Net Assets at June 30, 2017	% of Total Net Assets of the Fund at June 30, 2017	Net Realized Gain (Loss) from Investments Held in Subsidiary
American Beacon Cayman Managed Futures Strategy Fund, Ltd.	August 19, 2014	$113,328,562	23.3%	$(3,289,150)

CFTC Regulation

On August 13, 2013, the Commodity Futures Trading Commission (“CFTC”) adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC’’) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

The CFC Fund is a commodity pool, as defined in the regulation of the CFTC and operated by the Manager, a commodity pool operator regulated by the CFTC.

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services—Investment Companies, which is part of the U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income is

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses of the Fund are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of that Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreement

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory, fund management and administrative services. As compensation for performing the duties under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily, equal to 0.35%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreements with AHL Partners LLP and Ionic Capital Management LLC (the “Sub-Advisors”) pursuant to which the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily equal to 1.00% of the Funds’ average daily net assets

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

The Management and Sub-Advisory Fees paid by the Funds for the period ended June 30, 2017 were as follows:

AHL Managed Futures Strategy Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$842,886
Sub-Advisor Fees	1.00%	2,408,245

Total	1.35%	$3,251,131

Ionic Strategic Arbitrage Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$240,243
Sub-Advisor Fees	1.00%	686,408

Total	1.35%	$926,651

Distribution Plans

The Funds, except for the A and C Classes of the Funds, have adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative service fees received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Effective April 1, 2017, the Funds terminated the Service Plan for the Y Class.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Funds agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

to the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended June 30, 2017, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$81,610
Ionic Strategic Arbitrage	34,957

As of June 30, 2017, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
AHL Managed Futures Strategy	$14,239
Ionic Strategic Arbitrage	5,956

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2017, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
AHL Managed Futures Strategy	$5,534
Ionic Strategic Arbitrage	4,885

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating funds. During the period ended June 30, 2017, the Ionic Strategic Arbitrage Fund borrowed $10,959,652 for 3 days at 1.48% with interest charges paid of $446. The amount is included in other expenses on the Statement of Operations.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds to the extent that total operating expenses exceed the expense cap. During the period ended June 30, 2017, the Manager waived and/or reimbursed expenses as follows:

Fund	Class	Expense Cap 1/1/17 - 6/30/2017	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses

AHL Managed Futures Strategy	Institutional	1.54%	$521,129	-	2020
AHL Managed Futures Strategy	Y	1.64%	79,204	-	2020
AHL Managed Futures Strategy	Investor	1.92%	17,658	-	2020
AHL Managed Futures Strategy	A	1.94%	22,029	-	2020
AHL Managed Futures Strategy	C	2.69%	5,546	-	2020

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Fund	Class	Expense Cap 1/1/17 - 6/30/2017	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
Ionic Strategic Arbitrage	Institutional	1.54%	$4,843	$-	2020
Ionic Strategic Arbitrage	Y	1.62%	-	(5,231)	2020
Ionic Strategic Arbitrage	Investor	1.92%	-	(1,656)	2020
Ionic Strategic Arbitrage	A	1.94%	-	(26)	2020
Ionic Strategic Arbitrage	C	2.69%	-	(28)	2020

Of these amounts, $294,599 was disclosed as a receivable from the Manager for the AHL Managed Futures Strategy Fund and $4,204 was disclosed as a payable to the Manager for the Ionic Strategic Arbitrage Fund on the Statements of Assets and Liabilities at June 30, 2017. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2020. The carryover of excess expenses potentially reimbursable to the Manager are as follows:

Fund	Recovered Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
AHL Managed Futures Strategy	$-	$416,132	$371,247	2018
Ionic Strategic Arbitrage	(6,941)	108,786	-	2018

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended June 30, 2017, Foreside collected $33 and $38 for AHL Managed Futures Strategy Fund and Ionic Strategic Arbitrage Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2017, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2017, CDSC fees of $473 were collected for Class C Shares of the AHL Managed Futures Strategy Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $50,000 as well as a single $5,000 fee each quarter for his

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

attendance at the committee meetings. The chairpersons of the Audit Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Debt securities normally are valued on the basis of prices provided by an independent pricing service and may take into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Prices of debt securities may be determined using quotes obtained from brokers.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager, will be priced at fair value following procedures approved by the Board.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the Manager determines that developments between the close of a foreign market and the close of the Exchange will, in its judgment, materially affect the value of some or all of a fund’s portfolio securities, the Manager will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. In addition, the Funds may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Funds’ pricing time of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. These securities are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depository Receipts (ADRs) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. The Funds use outside pricing services to provide closing prices and information to evaluate and/or adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Funds are required to deposit with its futures broker, an amount of cash or U.S. Government and Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”)

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Notes to Financial Statements

June 30, 2017 (Unaudited)

is recorded by the Funds. Gains or losses are recognized, but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts or options that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the Exchange. These securities are valued using pricing service providers that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Fixed-income securities including corporate, U.S. government agencies, and U.S. Treasury obligations are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end and closed-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value

The valuation techniques and significant inputs used in determining the fair values of financial instruments classified as Level 3 of the fair value hierarchy are as follows.

Securities and other assets for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction and may be categorized as Level 3 of the fair value hierarchy.

Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close

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Notes to Financial Statements

June 30, 2017 (Unaudited)

of the relevant market, but prior to the Exchange close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade, do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the fair values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be re-evaluated in light of such significant events.

The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated the responsibility for applying the valuation methods to the Manager. For instances in which daily market quotes are not readily available, investments may be valued pursuant to guidelines established by the Board. In the event that the security or asset cannot be valued, pursuant to one of the valuation methods established by the Board, the fair value of the security or asset will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Manager.

When a Fund uses fair valuation methods applied by the Manager that use significant unobservable inputs to determine its NAV, the securities priced using this methodology are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

4.  Securities and Other Investments

American Depositary Receipts (“ADRs”)

ADRs are depositary receipts for foreign issuers in registered form traded in U.S. securities markets. Depositary receipts may not be denominated in the same currency as the securities into which they may be converted. Investing in depositary receipts entails substantially the same risks as direct investment in foreign securities. There is generally less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies. In addition, such companies may use different accounting and financial standards (and certain currencies may become unavailable for transfer from a foreign currency), resulting in the Funds’ possible inability to convert immediately into U.S. currency proceeds realized upon the sale of portfolio securities of the affected foreign companies. In addition, the Funds may invest in unsponsored depositary receipts, the issuers of which are not obligated to disclose material information about the underlying securities to investors in the United States. Ownership of unsponsored depositary receipts may not entitle the Funds to the same benefits and rights as ownership of a sponsored depositary receipt or the underlying security.

Commodity Instruments

Exposure to physical commodities may subject the AHL Managed Futures Strategy Fund to greater volatility than investments in traditional securities. The value of such investments may be affected by overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as supply and demand, drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Their value may also respond to investor perception of instability in the national or international economy, whether or not justified by the facts. However, these investments may help to moderate fluctuations in the value of the Funds’ other holdings, because these investments may not correlate with investments in traditional securities. Economic and other events (whether real or perceived) can reduce the demand for commodities, which may reduce market prices and cause the value of the Funds’ shares to fall. No active trading market may exist for certain commodities investments, which may impair the ability of the Funds to

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Notes to Financial Statements

June 30, 2017 (Unaudited)

sell or realize the full value of such investments in the event of the need to liquidate such investments. Certain commodities are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks and result in greater volatility than investments in traditional securities. Because physical commodities do not generate investment income, the return on such investments will be derived solely from the appreciation or depreciation on such investments. Certain types of commodities instruments (such as commodity-linked swaps and commodity-linked structured notes) are subject to the risk that the counterparty to the instrument will not perform or will be unable to perform in accordance with the terms of the instrument.

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Convertible Securities

Convertible securities include corporate bonds, notes, preferred stock or other securities that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock. Holders of convertible securities have a claim on the assets of the issuer prior to the common stockholders, but may be subordinated to holders of similar non-convertible securities of the same issuer. Because of the conversion feature, certain convertible securities may be considered equity equivalents.

Exchange-Traded Notes (“ETNs”)

The Ionic Strategic Arbitrage Fund may invest in ETNs. ETNs are debt obligations that are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs may be riskier than ordinary debt securities and may have no principal protection. The Funds’ investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return it was promised. Because ETNs are unsecured, unsubordinated debt securities, an investment in an ETN exposes the Funds to the risk that an ETN’s issuer may be unable to repay the note upon maturity. As a result, the value of the ETN may decline, including to zero. In addition, as with investments in ETFs and investment companies, the Funds will bear its proportionate share of the fees and expenses of the ETN, which may cause the Funds’ operating expenses to be higher and its performance to be lower than it would if it invested directly in the securities of the index or other reference assets of the ETN. There may be times when an ETN share trades at a premium or discount to its market benchmark. The Funds’ decision to sell its ETN holdings may be limited by the availability of a liquid market. If the Funds must sell some or all of its ETN holdings and the market for such ETN is weak, it may have to sell such holdings at a discount.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ net asset value to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying mortgage- and asset-backed securities, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable CDs, bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Fund’s rights as an investor.

Illiquid and Restricted Securities

The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

1933 (the “Securities Act”). Illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Disposal of both illiquid and restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities outstanding during the period ended June 30, 2017, are disclosed in the Notes to the Schedules of Investments.

Interest-Only and Principal-Only Mortgage-Backed Securities

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Interest-only instruments generally increase in value in a rising interest rate environment, which typically results in a slower rate of prepayments on the underlying mortgages and extends the period during which interest payments are required to be made on the IO security. Interest only securities are subject to prepayment risk, which is the risk that prepayments will accelerate in a declining interest rate environment and will reduce the number of remaining interest payments even though there is no default on the underlying mortgages. Principal only instruments generally increase in value in a declining interest rate environment, which typically results in a faster rate of prepayments on the underlying mortgages. Since a PO security is usually purchased at a discount, faster prepayments result in a higher rate of return when the face value of the security is paid back sooner than expected.

Mortgage-Related and Other Asset-Backed Securities

The Funds may invest in mortgage or other asset-backed securities (“ABS”). These securities may include mortgage instruments issued by U.S. government agencies (“agency mortgages”) or those issued by private entities (“non-agency mortgages”). Specific types of instruments may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of the Funds’ mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The mortgages underlying the securities may default or decline in quality or value. Through its investments in MBS, a Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Underlying collateral related to subprime, Alt-A and non-conforming mortgage loans has become increasingly susceptible to defaults and declines in quality or value, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

Mortgage-Backed Securities

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of the Funds’ portfolio at the time resulting in reinvestment risk.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed-income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Agency Mortgage-Backed Securities

Certain MBS may be issued or guaranteed by the U.S. government or a government sponsored entity, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Although these instruments may be guaranteed by the U.S. government or a government sponsored entity, many such MBS are not backed by the full faith and credit of the United States and are still exposed to the risk of non-payment.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

Preferred Stock

A preferred stock blends the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and its participation in the issuer’s growth may be limited. Preferred stock generally has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed or variable rate, in some circumstances it can be changed or omitted by the issuer. Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as credit risk, interest rate risk, potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Real Estate Investment Trusts

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. The Funds re-characterize distributions received from REIT investments based on information provided by the REITs into the following categories: ordinary income, long-term capital gains, and

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Notes to Financial Statements

June 30, 2017 (Unaudited)

return of capital. If information is not available on a timely basis from the REITs, the re-characterization will be estimated based on available information, which may include the previous year allocation. If new or additional information becomes available from the REITs at a later date, a re-characterization will be made the following year.

Rights and Warrants

Rights are short-term warrants issued in conjunction with new stock or bond issues. Warrants are options to purchase an issuer’s securities at a stated price during a stated term. If the market price of the underlying common stock does not exceed the warrant’s exercise price during the life of the warrant, the warrant will expire worthless. Warrants usually have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the value of a warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may be purchased with values that vary depending on the change in value of one or more specified indices (“index warrants”). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of the exercise. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price. There is no specific limit on the percentage of assets the Funds may invest in rights and warrants.

Short Sales

The Funds may enter into short sale transactions. A short sale is a transaction in which a Fund sells a security it does not own in anticipation of a decline in the market price of the security. Securities sold in short sale transactions and the dividends and interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver the security at the market price at the time the short position is closed. The risk of loss on a short sale transaction is theoretically unlimited, because there is no limit to the cost of replacing the security sold short, whereas losses from purchase transactions cannot exceed the total amount invested. As of June 30, 2017, short positions were held by the AHL Managed Futures Strategy Fund.

Special Purpose Acquisition Company

A special purpose acquisition company (“SPAC”) is a collective investment structure that allows public stock market investors to invest in private equity type transactions, particular leveraged buyouts. SPACs are shell or blank-check companies, governed by the SEC, that have no operations but go public with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (“IPO”). SPACs outstanding at June 30, 2017 are disclosed in the Notes to the Schedules of Investments.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Ionic Strategic Arbitrage Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Fund with a certain degree of protection against rises in interest rates, the Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

5.  Financial Derivative Instruments

Options Contracts

The Funds may write (1) call and put options on futures, swaps (“swaptions”), securities, commodities or currencies it owns or in which it may invest and (2) inflation-capped options. Writing put options tends to increase the Funds’ exposure to unfavorable movements of the underlying instrument in exchange for an upfront premium. Writing call options tends to decrease the Funds’ exposure to favorable movements of the underlying instrument in exchange for an upfront premium. When the Funds writes a call, put, or inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. The purpose of inflation-capped options is to protect the buyer from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss when the underlying transaction is sold. The Funds, as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Funds may not be able to enter into a closing transaction because of an illiquid market.

The Funds may also purchase put and call options. Purchasing call options tends to increase the Funds’ exposure to favorable movements of the underlying instrument in exchange for paying an upfront premium. Purchasing put options tends to decrease the Funds’ exposure to unfavorable movements of the underlying instrument. The Funds pay a premium which is included on the Funds’ Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

During the period ended June 30, 2017, the Ionic Strategic Arbitrage Fund purchased/sold options primarily for return enhancement and hedging.

The Fund’s option contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of options contracts. For the purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Average Purchased Option Notional Amounts Outstanding

Fund	Period Ended June 30, 2017
Ionic Strategic Arbitrage	$6,357,825

Average Written Option Notional Amounts Outstanding

Fund	Period Ended June 30, 2017
Ionic Strategic Arbitrage	$2,269,800

Straddle Options

The Funds may enter into differing forms of straddle options. A straddle is an investment strategy that uses combinations of options that allow a Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

Forward Currency Contracts

The Funds may enter into forward currency contracts to hedge the exchange rate risk on investment transactions or to hedge the value of the Funds’ securities denominated in foreign currencies. Forward currency contracts are valued at the forward exchange rate prevailing on the day of valuation. The Funds may also use currency contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The Funds bear the market risk that arises from changes in foreign exchange rates, and accordingly, the unrealized gain (loss) on these contracts is reflected in the accompanying financial statements. The Funds also bear the credit risk if the counterparty fails to perform under the contract.

During the period ended June 30, 2017, the AHL Managed Futures Strategy Fund entered into forward currency exchange contracts primarily for speculative purposes.

The Fund’s forward currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Currency Notional Amount Outstanding Period Ended June 30, 2017
Fund	Purchased Contracts	Sold Contracts
AHL Managed Futures Strategy	$259,475,444	$214,541,639

Futures Contracts

Futures contracts are contracts to buy or sell a standard quantity of securities at a specified price on a future date. The Funds may enter into financial futures contracts as a method for keeping assets readily convertible to cash if needed to meet shareholder redemptions or for other needs while maintaining exposure to the stock or bond market, as applicable. The primary risks associated with the use of futures contracts are the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities or that the counterparty will fail to perform its obligations.

Upon entering into a futures contract, the Funds are required to set aside or deposit with a broker an amount, termed the initial margin, which typically represents a portion of the face value of the futures contract.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

The Funds usually reflects this amount on the Schedule of Investments as a U.S. Treasury Bill held as collateral for futures contracts or as cash deposited with broker on the Statement of Assets and Liabilities. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement values are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. Futures contracts are valued at the most recent settlement price established each day by the exchange on which they are traded.

During the period ended June 30, 2017, the Funds entered into future contracts primarily for exposing cash to markets.

The Funds’ average futures contracts outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of futures contracts. For purpose of this disclosure, volume is measured by contracts outstanding at each quarter end.

Average Futures Contracts Outstanding
Fund	Period Ended June 30, 2017
AHL Managed Futures Strategy	24,308
Ionic Strategic Arbitrage	53

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

AHL Managed Futures Strategy

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2017:

Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward currency contracts	$–	$665,706	$–	$–	$–	$665,706
Receivable for variation margin from open futures contracts(2)	–	4,364,123	1,747,232	122,089	1,282,800	7,516,244

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized (depreciation) of forward currency contracts	$–	$(2,079,922)	$–	$–	$–	$(2,079,922)
Payable for variation margin from open futures contracts(2)	–	–	(7,028,385)	(2,971,240)	(5,502,525)	(15,502,150)

The effect of financial derivative instruments on the Statements of Operations as of June 30, 2017:

Derivatives not accounted for as hedging instruments

Realized gain (loss) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Net realized gain (loss) from foreign currency transactions	$–	$(3,716,139)	$–	$–	$–	$(3,716,139)
Net realized gain (loss) from futures contracts	–	(9,292,024)	(3,279,352)	(10,120,798)	42,512,722	19,920,548

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Change in net unrealized appreciation (depreciation) from foreign currency transactions	$–	$310,777	$–	$–	$–	$310,777
Change in unrealized appreciation (depreciation) from futures contracts	–	2,613,948	(10,024,692)	(3,888,442)	(6,520,324)	(17,819,510)

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Ionic Strategic Arbitrage

Fair values of financial instruments on the Statements of Assets and Liabilities as of June 30, 2017:

Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Purchased options outstanding	$–	$–	$–	$–	$7,806,894	$7,806,894

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Written options outstanding	$–	$–	$–	$–	$(3,298,244)	$(3,298,244)
Payable for variation margin from open futures contracts(2)	–	–	–	–	(31,732)	(31,732)
The effect of financial derivative instruments on the Statements of Operations as of June 30, 2017:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) of derivatives recognized as a result of operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Net realized gain (loss) from options contracts	$–	$–	$–	$(174,963)	$(3,403,341)	$(3,578,304)
Net realized gain (loss) from futures contracts	–	135,455	–	(2,287)	65,647	198,815

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Change in unrealized appreciation (depreciation) from options contracts	$–	$–	$–	$–	$1,370,330	$1,370,330
Change in unrealized appreciation (depreciation) from futures contracts	–	–	–	–	(151,061)	(151,061)

(1) See Note 3 in the Notes to Financial Statements for additional information.

(2) Includes cumulative appreciation or (depreciation) of futures contracts as reported in the Schedules of Investments footnotes. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

Master Agreements

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) with counterparties govern transactions in over-the-counter (“OTC”) derivative and foreign exchange contracts entered into by the Fund and those counterparties. The ISDA Master Agreements contain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. Since different types of forward and OTC financial derivative transactions have different mechanics and are sometimes traded out of different legal entities of a particular counterparty organization, each type of transaction may be covered by a different Master Agreement, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as delayed delivery or sale-buyback financing transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Allocation and Correlation Risk

The sub-advisor’s judgments about, and allocations between arbitrage strategies, asset classes and market exposures may adversely affect the Ionic Strategic Arbitrage Fund’s performance. There can be no assurance, particularly during periods of market disruption and stress, that the Fund will, in fact, experience a low level of correlation with a traditional portfolio of stocks and bonds or with the debt or equity markets generally. This risk may be increased by the use of derivatives to increase allocations to various market exposures.

Commodities Risk

The AHL Managed Futures Strategy Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in supply and demand, drought, floods, weather, livestock disease, embargoes, tariffs, war, acts of terrorism and international economic, political and regulatory developments. The Fund and the Subsidiary each may concentrate its assets in a particular sector of the commodities market (such as oil, metal or agricultural products). As a result, the Fund and the Subsidiary may be more susceptible to risks associated with those sectors. The Fund’s investments in commodity-related instruments may lead to losses in excess of the Fund’s investment in such products. Such losses can significantly and adversely affect the NAV per share of the Fund and, consequently, a shareholder’s interest in the Fund.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of a debt security, or the counterparty to a derivatives contract or a loan will fail to make timely payment of interest or principal or otherwise honor its obligations or default completely.

Currency Risk

The Funds may have exposure to foreign currencies by making direct investments in non-U.S. currencies or in securities denominated in non-U.S. currencies, purchasing or selling forward currency exchange contracts in non-U.S. currencies, including both non-deliverable forwards (“NDFs”) and deliverable forwards, non-U.S. currency futures contracts, options (including non-deliverable options (“NDOs”) on non-U.S. currencies and non-U.S. currency futures) and swaps for cross-currency investments. Foreign currencies may decline in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in foreign (non-U.S.) currencies.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose the Funds to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those derivatives, including the high degree of leverage often embedded in such instruments, and potential material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of the Funds’ initial investment. Derivatives may be illiquid and may be more volatile than other types of investments. The Funds may buy or sell derivatives not traded on an exchange and which may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk. As a result, the Funds may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Funds to greater losses in the event of a default by a counterparty.

Equity Investment Risk

Equity securities are subject to market risk. The Ionic Strategic Arbitrage Fund’s investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in REITs are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Hedging Risk

If the Funds use a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Funds’ return, or create a loss.

High-Yield Securities Risk

Investing in high-yield, below investment-grade securities (commonly referred to as “junk bonds”) generally involves significantly greater risks of loss of your money than an investment in investment grade securities. High-yield debt securities may fluctuate more widely in price and yield and may fall in price when the economy is weak

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

or expected to become weak. High-yield securities are considered to be speculative with respect to an issuer’s ability to pay interest and principal and carry a greater risk that the issuers of lower-rated securities will default on the timely payment of principal and interest. Below investment grade securities may experience greater price volatility and less liquidity than investment grade securities.

Illiquid and Restricted Securities Risk

Securities not registered in the U.S. under the Securities Act of 1933, as amended (the “Securities Act”), including Rule 144A securities, are restricted as to their resale. Such securities may not be listed on an exchange and may have no active trading market. They may be more difficult to purchase or sell at an advantageous time or price because such securities may not be readily marketable in broad public markets. The Ionic Strategic Arbitrage Fund may not be able to sell a restricted security when the sub-advisor considers it desirable to do so and/or may have to sell the security at a lower price than the Fund believes is its fair market value. In addition, transaction costs may be higher for restricted securities and the Fund may receive only limited information regarding the issuer of a restricted security. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delays in effecting the registration.

Interest Rate Risk

Interest rate risk is the risk that fixed-income securities will decline in value because of changes in interest rates. As normal interest rates rise, the value of certain fixed-income securities held by the Funds is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed-income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed-income’s market price to interest rate (i.e. yield) movements.

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Leverage Risk

The Funds’ use of futures, forward currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Funds will have the potential for greater losses than if the Funds do not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Funds’ exposure to an asset or class of assets and may cause the Funds’ NAV to be volatile.

Liquidity Risk

The Funds are susceptible to the risk that certain investments held by the Funds may have limited marketability or be subject to restrictions on sale, and may be difficult to sell at favorable times or prices. The Funds could lose money if it is unable to dispose of an investment at a time that is most beneficial to the Funds. For example, the Funds may be forced to sell certain investments at unfavorable prices meet redemption requests or other cash needs.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Market Direction Risk

Since the Ionic Strategic Arbitrage Fund will typically hold both long and short positions, an investment in the Fund will involve market risks associated with different types of investment decisions than those made for a typical “long only” fund. The Fund’s results could suffer both when there is a general market advance and the Fund hold significant “short” positions, and when there is a general market decline and the Fund holds significant “long” positions.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for some borrowers to obtain financing on attractive terms, if at all. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations.

In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase, whether brought about by U.S. policy makers or by dislocations in world markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Mortgage-Backed and Mortgage Related Securities Risk

Investments in mortgage-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, interest rate risk, credit risk, extension risk and prepayment risk. Moreover, declines in the credit quality of the issuers of mortgage backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Funds. Additionally, certain mortgage-backed and mortgage related securities may include securities backed by pools of loans made to “subprime” borrowers or borrowers with blemished credit histories; the risk of defaults is generally higher in the case of mortgage pools that include such subprime mortgages. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed by the applicable entity only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Funds. Securities held by the Funds that are issued by government-sponsored enterprises, such as the Federal National Mortgage Association (‘’Fannie Mae’‘), the Federal Home Loan Mortgage Corporation (’’Freddie Mac’‘), and Federal Home Loan Banks are not guaranteed by the U.S. Treasury, are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government will provide financial support. U.S. Government securities and securities of government sponsored enterprises are also subject to credit risk, interest rate risk and market risk. The Funds’ investment in CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price fluctuation and credit risk. The cash flows and yields on IOs and POs are extremely

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities. A rapid rate of principal payments may adversely affect the yield to maturity of IOs. A slow rate of principal payments may adversely affect the yield to maturity of POs. Inverse IOs and POs, which are fixed-income securities with a floating or variable rate of interest, may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity.

Non-Diversification Risk

The Funds are non-diversified, which means the Funds may focus their investments in the securities of a comparatively small number of issuers. Investments in securities of a limited number of issuers exposes the Funds to greater market risk and potential losses than if assets were diversified among the securities of a greater number of issuers.

Obsolescence Risk

The Funds are unlikely to be successful in its quantitative trading strategies unless the assumptions underlying the Models are realistic and either remain realistic and relevant in the future or are adjusted to account for changes in the overall market environment. If such assumptions are inaccurate or become inaccurate and are not promptly adjusted, it is likely that profitable trading signals will not be generated. If and to the extent that the Models do not reflect certain factors, and the sub-advisor does not successfully address such omission through its testing and evaluation and modify the Models accordingly, major losses may result – all of which will be borne by the Funds.

Options Risk

In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce an profit that might have realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Funds will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Funds sell a put option, there is a risk that the Funds may be required to buy the underlying asset at a disadvantageous price. If the Funds sell a call option, there is a risk that the Funds may be required to sell the underlying asset at a disadvantageous price. If the Funds sell a call option on an underlying asset that the Funds own and the underlying asset has increased in value when the call option is exercised, the Funds will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including ETFs and money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by the underlying funds in addition to the Funds’ direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, ETF shares may trade at a premium or discount to their net asset value. An ETF that tracks an index may not precisely replicate the returns of its benchmark index.

Prepayment and Extension Risk

Prepayment risk is the risk that the principal amount of a bond may be repaid prior to the bond’s maturity date. Due to a decline in interest rates or excess cash flow, a debt security may be called or otherwise prepaid before maturity. If this occurs, no additional interest will be paid on the investment and the Funds may have to

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

invest at a lower rate, may not benefit from an increase in value that may result from declining interest rates, and may lose any premium it paid to acquire the security. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in price.

Sector Risk

To the extent the Funds invest more heavily in particular sectors, their performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may move up and down more than the broader market. The industries that constitute a sector may all react in the same way to economic, political or regulatory events. Because the Funds may hold a limited number of securities, it may at times be substantially over-weighted in certain economic sectors and under-weighted in others. As such, the Funds’ performance is likely to be disproportionately affected by the factors influencing those sectors.

Short Position Risk

The Funds’ losses are potentially unlimited in a short position transaction because there is potentially no limit on the amount that the security that the Funds are required to purchase may have appreciated. Because the Funds may invest the proceeds of a short sale, another effect of short selling on the Funds is similar to the effect of leverage, in that it amplifies changes in the Funds’ net asset value since it increases the exposure of the Funds to the market.

Subsidiary Risk

By investing in the Subsidiary, the AHL Managed Futures Strategy Fund is indirectly exposed to the risk associated with the Subsidiary’s Investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. There can be no assurance that the investment objective of the Fund or the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Report, is not subject to all the investor protections of the 1940 Act. In addition, changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Fund’s Prospectus and SAI and could adversely affect the Fund’s performance.

Swap Agreement Risk

Swaps can involve greater risks than a direct investment in an underlying asset, because swaps typically include a certain amount of embedded leverage and as such are subject to leveraging risk. If swaps are used as a hedging strategy, the Funds are subject to the risk that the hedging strategy may not eliminate the risk that is intended to offset, due to, among other reasons, the occurrence of unexpected price movements or the non-occurrence of expected price movements. Swaps also may be difficult to value. Interest rate swaps, total return swaps, currency swaps, credit default swaps and commodities swaps are subject to counterparty risk, credit risk and liquidity risk. In addition, interest rate swaps are subject to interest rate risk, total return swaps are subject to market risk, and interest rate risk if the underlying securities are bonds or other debt obligations, currency swaps are subject to currency risk, and commodities swaps are subject to commodities risk.

Tax Risk

To qualify as a regulated investment company under Subchapter M (“RIC”), the AHL Managed Futures Strategy Fund must derive at least 90 percent of its gross income for each taxable year from qualifying income,

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

which is described in more detail in the SAI. Income from certain commodity-linked derivative instruments in which the AHL Managed Futures Strategy Fund invests is not considered qualifying income. The Fund will therefore restrict the income from direct investments in commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10 percent of its gross income for each taxable year. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the federal tax requirements of Subchapter M.

The Internal Revenue Service (“IRS”) has issued a large number of private letter rulings (which the AHL Managed Futures Strategy Fund may not cite as precedent) beginning in 2006 that income a RIC derives from a wholly owned foreign subsidiary (such as the Subsidiary) that earns income derived from commodity-linked derivative instruments is qualifying income. The IRS suspended the issuance of new such rulings in July 2011 but has not taken any actions regarding its previously issued rulings. According, the Fund has not sought to obtain such a ruling and is relying on the advice of counsel regarding the tax treating of distributions by the Subsidiary to the Fund of such income. The tax treatment of the Fund’s commodity-linked investments may be materially adversely affected by future legislation, Treasury regulations, and/or guidance issued by the IRS that could affect whether income from such investments is qualifying income under Subchapter M, or otherwise materially affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

Valuation Risk

The Funds may value certain assets at a price different from the price at which they can be sold. This risk may be especially pronounced for investments, such as certain derivatives, which may be illiquid or which may become illiquid.

Volatility Risk

The Funds may have investments that appreciate or decrease significantly in value over short periods of time. This may cause the Funds’ NAV to experience significant increases or declines in value over short periods of time.

Warrants Risk

Warrants may be more speculative than certain other types of investments because warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2017.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

AHL Managed Futures Strategy Fund

Offsetting of Financial and Derivative Assets as of June 30, 2017:
	Assets	Liabilities
Futures Contracts	$7,516,244	$15,502,150
Forward Currency Contracts	665,706	2,079,922

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$8,181,950	$17,582,072

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,516,244)	(15,502,150)

Total derivative assets and liabilities subject to an MNA	$665,706	$2,079,922

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2017:

			Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral (Pledged)	Cash Collateral (Pledged)	Net Amount
Deutsche Bank AG	$334,467	$(334,467)	$-	$-	$-
HSBC Bank (USA)	142,540	(142,540)	-	-	-
Royal Bank of Scotland PLC	188,699	(188,699)	-	-	-

Total	$665,706	$(665,706)	$-	$-	$-

			Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Deutsche Bank AG	$556,005	$(334,467)	$-	$-	$221,538
HSBC Bank (USA)	1,229,946	(142,540)	-	-	1,087,406
Royal Bank of Scotland PLC	293,971	(188,699)	-	-	105,272

Total	$2,079,922	$(665,706)	$-	$-	$1,414,216

Ionic Strategic Arbitrage Fund

Offsetting of Financial and Derivative Assets as of June 30, 2017:
	Assets	Liabilities
Futures Contracts	$-	$31,732
Purchased Options	7,806,894	-
Written Options	-	3,298,244

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$7,806,894	$3,329,976

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(7,153,566)	(2,881,776)

Total derivative assets and liabilities subject to an MNA	$653,328	$448,200

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of June 30, 2017:
			Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral (Pledged)	Cash Collateral (Pledged)	Net Amount
Deutsche Bank AG	$653,328	$(448,200)	$-	$-	$205,128

			Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Non-Cash Collateral Received	Cash Collateral Received	Net Amount
Deutsche Bank AG	$448,200	$(448,200)	$-	$-	$-

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2016 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

As of June 30, 2017 the tax cost for each Fund and their respective gross unrealized appreciation and (depreciation) were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net unrealized Appreciation (Depreciation)
AHL Managed Futures Strategy	$430,618,682	$12,718	$(2,088)	$10,630
Ionic Strategic Arbitrage	128,237,608	9,492,821	(13,914,107)	(4,421,286)

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of December 31, 2016, the AHL Managed Futures Strategy Fund had $9,365,911 short-term and $2,267,413 long-term post RIC MOD capital loss carryforwards. The Ionic Strategic Arbitrage Fund did not have capital loss carryforwards.

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the six months ended June 30, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
AHL Managed Futures Strategy	$–	$–	$–	$–
Ionic Strategic Arbitrage	372,016,176	–	362,589,186	–

A summary of the Funds’ transactions in the USG Select Fund for the period ended June 30, 2017 were as follows:

Fund	Type of Transaction	December 31, 2016 Shares/Fair Value	Purchases	Sales	June 30, 2017 Shares/Fair Value	Dividend Income
AHL Managed Futures Strategy	Direct	$6,472,219	$282,810,493	$270,693,689	$18,589,023	$33,504
Ionic Strategic Arbitrage	Direct	26,003,015	104,753,131	115,330,008	15,426,138	31,314

9.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	5,053,125	$52,851,111	36,676,562	$405,489,405
Shares redeemed	(3,278,907)	(34,395,972)	(4,808,709)	(50,573,425)

Net (decrease) in shares outstanding	1,774,218	$18,455,139	31,867,853	$354,915,980

	Y Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	2,730,984	$28,421,949	7,234,887	$77,938,263
Shares redeemed	(1,174,986)	(12,299,683)	(5,440,111)	(56,680,165)

Net (decrease) in shares outstanding	1,555,998	$16,122,266	1,794,776	$21,258,098

	Investor Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	450,019	$4,641,276	1,675,967	$17,882,088
Shares redeemed	(816,724)	(8,447,457)	(2,228,763)	(23,475,932)

Net (decrease) in shares outstanding	(366,705)	$(3,806,181)	(552,796)	$(5,593,844)

	A Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares	Amount
Shares sold	135,816	$1,424,453	2,367,863	$25,330,655
Shares redeemed	(848,546)	(8,784,341)	(1,063,982)	(11,177,116)

Net (decrease) in shares outstanding	(712,730)	$(7,359,888)	1,303,881	$14,153,539

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

	C Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
AHL Managed Futures Strategy Fund	Shares	Amount	Shares		Amount
Shares sold	90,620	$929,594	311,614		$3,284,849
Shares redeemed	(57,475)	(586,804)	(97,924)		(1,005,405)

Net (decrease) in shares outstanding	33,145	$342,790	213,690		$2,279,444

	Institutional Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares		Amount
Shares sold	896,876	$8,106,587	10,355,095		$101,720,394
Reinvestment of dividends	-	-	1,059,724		9,569,308
Shares redeemed	(7,973,600)	(71,966,110)	(6,125,998)		(60,759,740)

Net (decrease) in shares outstanding	(7,076,724)	$(63,859,523)	5,228,821		$50,529,962

	Y Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares		Amount
Shares sold	4,022,118	$36,300,730	4,591,033		$45,246,870
Reinvestment of dividends	-	-	642,526		5,808,428
Shares redeemed	(2,228,803)	(20,124,781)	(1,105,881)		(10,870,913)

Net (decrease) in shares outstanding	1,793,315	$16,175,949	4,127,678		$40,184,385

	Investor Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares		Amount
Shares sold	120,207	$1,078,817	439,879		$4,148,557
Reinvestment of dividends	-	-	15,151		136,202
Shares redeemed	(282,819)	(2,542,913)	(305,900)		(3,016,109)

Net (decrease) in shares outstanding	(162,612)	$(1,464,096)	149,130		$1,268,650

	A Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares		Amount
Shares sold	530	$4,762	-	$	-
Reinvestment of dividends	-	-	1,251		11,251
Shares redeemed	(530)	(4,751)	(120)		(1,082)

Net (decrease) in shares outstanding	-	$11	1,131		$10,169

	C Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016
	(unaudited)
Ionic Strategic Arbitrage Fund	Shares	Amount	Shares		Amount
Shares sold	226	$2,000	11,323		$111,100
Reinvestment of dividends	-	-	1,771		15,725
Shares redeemed	(5,521)	(48,896)	(9,268)		(89,855)

Net (decrease) in shares outstanding	(5,295)	$(46,896)	3,826		$36,970

10.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30,		Year Ended December 31,				August 19, 2014A to December 31,

	2017		2016		2015		2014

	(unaudited)
Net asset value, beginning of period	$10.44		$10.46		$10.95		$10.00

Income from investment operations:
Net investment income (loss)	(0.05)		0.20		(0.06)		0.24
Net gains (losses) on investments (both realized and unrealized)	(0.01)		(0.22)		(0.07)		1.10

Total income (loss) from investment operations	(0.06)		(0.02)		(0.13)		1.34

Dividends from net investment income	–		–		(0.21)		(0.31)
Distributions from net realized gains	–		–		(0.15)		(0.08)
Tax return of capital	–		–		(0.00	)B	–

Total distributions	–		–		(0.36)		(0.39)

Net asset value, end of period	$10.38		$10.44		$10.46		$10.95

Total returnC	(0.57	)%D	(0.19)%		(1.15)%		13.43	%D

Ratios and supplemental data:
Net assets, end of period	$369,967,181		$353,601,987		$20,932,502		$28,765,259
Ratios to average net assets:
Expenses, before reimbursements	1.83	%E	1.90%		2.25%		4.97	%E
Expenses, net of reimbursements	1.54	%E	1.54%		1.54%		1.54	%E
Net investment income (loss), before expense reimbursements	(1.26	)%E	(1.69)%		(2.29)%		2.73	%E
Net investment income (loss), net of reimbursements	(0.98	)%E	(1.33)%		(1.57)%		6.17	%E
Portfolio turnover rate	–	%D F	–	%F	–	%F	–	%F

A	August 19, 2014 is the inception date of the AHL Managed Futures Strategy Fund.
B	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,				August 19, 2014A to December 31,

	2017		2016		2015		2014

	(unaudited)
Net asset value, beginning of period	$10.41		$10.45		$10.94		$10.00

Income from investment operations:
Net investment income (loss)	(0.06)		(0.08)		(0.05)		0.30
Net gains (losses) on investments (both realized and unrealized)	(0.01)		0.04		(0.08)		1.03

Total income (loss) from investment operations	(0.07)		(0.04)		(0.13)		1.33

Dividends from net investment income	–		–		(0.21)		(0.31)
Distributions from net realized gains	–		–		(0.15)		(0.08)
Tax return of capital	–		–		(0.00	)B	–

Total distributions	–		–		(0.36)		(0.39)

Net asset value, end of period	$10.34		$10.41		$10.45		$10.94

Total returnC	(0.67	)%D	(0.38)%		(1.15)%		13.33	%D

Ratios and supplemental data:
Net assets, end of period	$68,118,256		$52,391,912		$33,817,374		$464,644
Ratios to average net assets:
Expenses, before reimbursements	1.89	%E	1.97%		2.28%		7.71	%E
Expenses, net of reimbursements	1.64	%E	1.64%		1.64%		1.64	%E
Net investment income (loss), before expense reimbursements	(1.32	)%E	(1.76)%		(1.70)%		12.50	%E
Net investment income (loss), net of reimbursements	(1.07	)%E	(1.44)%		(1.06)%		18.58	%E
Portfolio turnover rate	–	%D F	–	%F	–	%F	–	%F

A	August 19, 2014 is the inception date of the AHL Managed Futures Strategy Fund.
B	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,				August 19, 2014A to December 31,

	2017		2016		2015		2014

	(unaudited)
Net asset value, beginning of period	$10.35		$10.41		$10.93		$10.00

Income from investment operations:
Net investment income (loss)	(0.07)		(0.25)		(0.09)		0.30
Net gains (losses) on investments (both realized and unrealized)	(0.03)		0.19		(0.08)		1.02

Total income (loss) from investment operations	(0.10)		(0.06)		(0.17)		1.32

Dividends from net investment income	–		–		(0.20)		(0.31)
Distributions from net realized gains	–		–		(0.15)		(0.08)
Tax return of capital	–		–		(0.00	)B	–

Total distributions	–		–		(0.35)		(0.39)

Net asset value, end of period	$10.25		$10.35		$10.41		$10.93

Total returnC	(0.97	)%D	(0.58)%		(1.54)%		13.23	%D

Ratios and supplemental data:
Net assets, end of period	$27,169,110		$31,223,150		$37,185,001		$3,023,636
Ratios to average net assets:
Expenses, before reimbursements	2.05	%E	2.13%		2.40%		5.98	%E
Expenses, net of reimbursements	1.92	%E	1.92%		1.92%		1.92	%E
Net investment income (loss), before expense reimbursements	(1.48	)%E	(1.93)%		(2.07)%		10.41	%E
Net investment income (loss), net of reimbursements	(1.36	)%E	(1.72)%		(1.59)%		14.47	%E
Portfolio turnover rate	–	%D F	–	%F	–	%F	–	%F

A	August 19, 2014 is the inception date of the AHL Managed Futures Strategy Fund.
B	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,				August 19, 2014A to December 31,

	2017		2016		2015		2014

	(unaudited)
Net asset value, beginning of period	$10.36		$10.44		$10.93		$10.00

Income from investment operations:
Net investment income (loss)	(0.07)		0.23		(0.52)		0.32
Net gains (losses) on investments (both realized and unrealized)	(0.03)		(0.31)		0.36		1.00

Total income (loss) from investment operations	(0.10)		(0.08)		(0.16)		1.32

Dividends from net investment income	–		–		(0.18)		(0.31)
Distributions from net realized gains	–		–		(0.15)		(0.08)
Tax return of capital	–		–		(0.00	)B	–

Total distributions	–		–		(0.33)		(0.39)

Net asset value, end of period	$10.26		$10.36		$10.44		$10.93

Total returnC	(0.97	)%D	(0.77)%		(1.45)%		13.23	%D

Ratios and supplemental data:
Net assets, end of period	$15,786,408		$23,330,824		$9,890,720		$9,019,308
Ratios to average net assets:
Expenses, before reimbursements	2.19	%E	2.29%		2.55%		5.31	%E
Expenses, net of reimbursements	1.94	%E	1.94%		1.94%		1.94	%E
Net investment income (loss), before expense reimbursements	(1.64	)%E	(2.08)%		(3.59)%		32.48	%E
Net investment income (loss), net of reimbursements	(1.39	)%E	(1.74)%		(2.98)%		35.85	%E
Portfolio turnover rate	–	%F	–	%F	–	%F	–	%F

A	August 19, 2014 is the inception date of the AHL Managed Futures Strategy Fund.
B	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon AHL Managed Futures Strategy FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Year Ended December 31,				August 19, 2014A to December 31,

	2017		2016		2015		2014

	(unaudited)
Net asset value, beginning of period	$10.20		$10.34		$10.90		$10.00

Income from investment operations:
Net investment income (loss)	(0.11)		(0.08)		(0.09)		0.27
Net gains (losses) on investments (both realized and unrealized)	(0.06)		(0.06)		(0.16)		1.02

Total income (loss) from investment operations	(0.17)		(0.14)		(0.25)		1.29

Dividends from net investment income	–		–		(0.16)		(0.31)
Distributions from net realized gains	–		–		(0.15)		(0.08)
Tax return of capital	–		–		(0.00	)B	–

Total distributions	–		–		(0.31)		(0.39)

Net asset value, end of period	$10.03		$10.20		$10.34		$10.90

Total returnC	(1.67	)%D	(1.35)%		(2.30)%		12.93	%D

Ratios and supplemental data:
Net assets, end of period	$4,560,655		$4,300,637		$2,151,492		$401,475
Ratios to average net assets:
Expenses, before reimbursements	2.95	%E	3.04%		3.32%		8.75	%E
Expenses, net of reimbursements	2.69	%E	2.69%		2.69%		2.68	%E
Net investment income (loss), before expense reimbursements	(2.38	)%E	(2.84)%		(2.88)%		7.02	%E
Net investment income (loss), net of reimbursements	(2.13	)%E	(2.49)%		(2.25)%		13.09	%E
Portfolio turnover rate	–	%D F	–	%F	–	%F	–	%F

A	August 19, 2014 is the inception date of the AHL Managed Futures Strategy Fund.
B	The return of capital is based on outstanding shares at the time of distribution. Amounts are less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.
F	Portfolio turnover is based on the lesser of long-term purchases or sales divided by the average long-term fair value during the period. The Fund did not invest in any long-term securities during the reporting period.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016	June 30, 2015A to December 31, 2015

	(unaudited)
Net asset value, beginning of period	$9.06		$9.89	$10.00

Income from investment operations:
Net investment income	0.17		0.16	0.04
Net gains (losses) on investments (both realized and unrealized)	(0.19)		(0.02)	0.11

Total income (loss) from investment operations	(0.02)		0.14	0.15

Less distributions:
Dividends from net investment income	–		(0.45)	(0.06)
Distributions from net realized gains	–		(0.52)	(0.20)

Total distributions	–		(0.97)	(0.26)

Net asset value, end of period	$9.04		$9.06	$9.89

Total returnB	(0.22	)%C	1.39%	1.46	%C

Ratios and supplemental data:
Net assets, end of period	$41,799,550		$105,989,910	$63,421,998
Ratios to average net assets:
Expenses, before reimbursements	2.34	%D	3.14%	3.55	%D
Expenses, net of reimbursements	2.32	%D	3.10%	2.84	%D
Net investment income (loss), before expense reimbursements	0.31	%D	1.05%	(0.31	)%D
Net investment income, net of reimbursements	0.33	%D	1.09%	0.40	%D
Portfolio turnover rate	172	%C	436%	159	%C

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016	June 30, 2015A to December 31, 2015

	(unaudited)
Net asset value, beginning of period	$9.06		$9.90	$10.00

Income from investment operations:
Net investment income	(0.00	)B	0.10	0.06
Net gains (losses) on investments (both realized and unrealized)	(0.02)		0.03	0.10

Total income (loss) from investment operations	(0.02)		0.13	0.16

Less distributions:
Dividends from net investment income	-		(0.45)	(0.06)
Distributions from net realized gains	-		(0.52)	(0.20)

Total distributions	-		(0.97)	(0.26)

Net asset value, end of period	$9.04		$9.06	$9.90

Total returnC	(0.22	)%D	1.28%	1.56	%D

Ratios and supplemental data:
Net assets, end of period	$77,314,200		$61,253,803	$26,059,687
Ratios to average net assets:
Expenses, before reimbursements	2.42	%E	3.31%	3.83	%E
Expenses, net of reimbursements	2.43	%E	3.30%	3.27	%E
Net investment income, before expense reimbursements	0.40	%E	0.88%	0.83	%E
Net investment income, net of reimbursements	0.39	%E	0.88%	1.40	%E
Portfolio turnover rate	172	%D	436%	159	%D

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016	June 30, 2015A to December 31, 2015

	(unaudited)
Net asset value, beginning of period	$9.01		$9.88	$10.00

Income from investment operations:
Net investment income	0.06		0.30	0.02
Net gains (losses) on investments (both realized and unrealized)	(0.09)		(0.20)	0.12

Total income (loss) from investment operations	(0.03)		0.10	0.14

Less distributions:
Dividends from net investment income	-		(0.45)	(0.06)
Distributions from net realized gains	-		(0.52)	(0.20)

Total distributions	-		(0.97)	(0.26)

Net asset value, end of period	$8.98		$9.01	$9.88

Total returnB	(0.33	)%C	0.98%	1.36	%C

Ratios and supplemental data:
Net assets, end of period	$1,865,385		$3,339,009	$2,186,944
Ratios to average net assets:
Expenses, before reimbursements	2.57	%D	3.47%	4.23	%D
Expenses, net of reimbursements	2.69	%D	3.50%	3.23	%D
Net investment income (loss), before expense reimbursements	0.16	%D	0.32%	(1.52	)%D
Net investment income (loss), net of reimbursements	0.04	%D	0.29%	(0.53	)%D
Portfolio turnover rate	172	%C	436%	159	%C

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016	June 30, 2015A to December 31, 2015

	(unaudited)
Net asset value, beginning of period	$9.01		$9.88	$10.00

Income from investment operations:
Net investment income	0.00	B	0.07	0.08
Net gains (losses) on investments (both realized and unrealized)	(0.04)		0.03	0.06

Total income (loss) from investment operations	(0.04)		0.10	0.14

Less distributions:
Dividends from net investment income	–		(0.45)	(0.06)
Distributions from net realized gains	–		(0.52)	(0.20)

Total distributions	–		(0.97)	(0.26)

Net asset value, end of period	$8.97		$9.01	$9.88

Total returnC	(0.44	)%D	0.98%	1.36	%D

Ratios and supplemental data:
Net assets, end of period	$114,841		$115,308	$115,261
Ratios to average net assets:
Expenses, before reimbursements	2.70	%E	3.65%	7.35	%E
Expenses, net of reimbursements	2.75	%E	3.58%	3.37	%E
Net investment income (loss), before expense reimbursements	0.10	%E	0.27%	(3.54	)%E
Net investment income, net of reimbursements	0.06	%E	0.34%	0.44	%E
Portfolio turnover rate	172	%D	436%	159	%D

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Annualized.

See accompanying notes

American Beacon Ionic Strategic Arbitrage FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30, 2017		Year Ended December 31, 2016	June 30, 2015A to December 31, 2015

	(unaudited)
Net asset value, beginning of period	$8.90		$9.85	$10.00

Income from investment operations:
Net investment income (loss)	0.01		(0.01)	0.05
Net gains (losses) on investments (both realized and unrealized)	(0.08)		0.03	0.05

Total income (loss) from investment operations	(0.07)		0.02	0.10

Less distributions:
Dividends from net investment income	–		(0.45)	(0.05)
Distributions from net realized gains	–		(0.52)	(0.20)

Total distributions	–		(0.97)	(0.25)

Net asset value, end of period	$8.83		$8.90	$9.85

Total returnB	(0.79	)%C	0.17%	1.00	%C

Ratios and supplemental data:
Net assets, end of period	$104,884		$152,859	$131,408
Ratios to average net assets:
Expenses, before reimbursements	3.46	%D	4.40%	8.14	%D
Expenses, net of reimbursements	3.50	%D	4.34%	4.11	%D
Net investment (loss), before expense reimbursements	(0.71	)%D	(0.46)%	(4.30	)%D
Net investment (loss), net of reimbursements	(0.76	)%D	(0.40)%	(0.28	)%D
Portfolio turnover rate	172	%C	436%	159	%C

A	Commencement of operations.
B	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
C	Not annualized.
D	Annualized.

See accompanying notes

Renewal and Approval of Management and

Investment Advisory Agreements

June 30, 2017 (Unaudited)

At in-person meetings held on May 16, 2017 and June 7, 2017 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 7 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”), on behalf of American Beacon AHL Managed Futures Strategy Fund (“AHL Fund”) and American Beacon Ionic Strategic Arbitrage Fund (“Ionic Fund”) (collectively, the “Funds”);

(2) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the AHL Fund, and AHL Partners LLP (“AHL”); and

(3) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Ionic Fund, and Ionic Capital Management LLC (“Ionic”).

Each of the Investment Advisory Agreements is referred to herein as the “Investment Advisory Agreement,” and AHL and Ionic are hereinafter each referred to as a “subadvisor.” The Management Agreement and the Investment Advisory Agreements are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of any similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

Renewal and Approval of Management and

Investment Advisory Agreements

June 30, 2017 (Unaudited)

•	information regarding the administrative, accounting-related, cash management and securities lending services that the Manager provides to certain Funds and the fees that the Manager receives for such services; and

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Agreements, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s performance for various periods since its inception the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of

Renewal and Approval of Management and

Investment Advisory Agreements

June 30, 2017 (Unaudited)

compliance and support for compliance operations that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of each Investment Advisory Agreement, the Trustees considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by each subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of each subadvisor. The Board also considered each subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Broadridge performance universes. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by each subadvisor regarding the performance of each Fund relative to the performance of the Fund’s benchmark index. In addition, the Board considered in each instance the Manager’s recommendation to continue to retain each subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager and at an individual Fund level, with the Manager sustaining losses with respect to each Fund before and after the payment of distribution-related expenses. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Funds relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for the Funds that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each subadvisor in connection with its investment advisory services to each Fund, the Board considered that, with respect to the Ionic Fund, the Manager has negotiated the lowest fee rate the subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisors with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that subadvisors may not account for their profits on an account-by-account basis and those that do likely employ different methodologies in connection with these calculations.

Renewal and Approval of Management and

Investment Advisory Agreements

June 30, 2017 (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered AHL’s representation that it believes that its fee is competitive and reflects economies of scale for the benefit of the AHL Fund’s shareholders. The Board also considered Ionic’s representation that it has not experienced and does not currently anticipate experiencing economies of scale with respect to its management of the Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisors as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisors. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisors by virtue of their relationships with the Funds appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge.

The expense comparisons below were made versus each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. For each Fund, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

Renewal and Approval of Management and

Investment Advisory Agreements

June 30, 2017 (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon AHL Managed Futures Strategy Fund

In considering the renewal of the Management Agreement with the Manager and Investment Advisory Agreement with AHL for the AHL Fund, the Trustees considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	3rd Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (one-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	2nd Quintile

The Trustees also considered: (1) AHL’s representation that it does not manage other accounts in the same strategy as the Fund; (2) that the subadvisor’s proprietary investment process can be implemented by the Fund only through investments in futures contracts, which may cause the Fund to incur higher expenses than the funds in its Broadridge expense group and expense universe; (3) the Manager’s representation that the Fund’s performance is expected to continue to improve as the subadvisor’s trading algorithms become more consistent with market price movements; and (4) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon AHL Managed Futures Strategy Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Ionic Strategic Arbitrage Fund

In considering the renewal of the Management Agreement with the Manager and Investment Advisory Agreement with Ionic for the Ionic Fund, the Trustees considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	2nd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking – Institutional Class	Average Expense Ratio

Broadridge and Morningstar Performance Analysis (one-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	4th Quintile

The Trustees also considered: (1) Ionic’s representation that it does not manage other accounts in the same strategy as the Fund; (2) that the Ionic Absolute Return Fund LLC (“Private Fund”), a privately offered investment fund managed by Ionic, transferred its assets to the American Beacon Ionic Strategic Arbitrage Fund on June 30, 2015, and the Fund’s performance prior to that date is that of the Private Fund; (3) the Manager’s representation that there are challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance as none of the funds in the Fund’s Broadridge expense group, expense universe, performance universe or Morningstar category pursue a comparable investment strategy; and (4) the Manager’s recommendation to continue to retain the subadvisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

Renewal and Approval of Management and

Investment Advisory Agreements

June 30, 2017 (Unaudited)

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Ionic Strategic Arbitrage Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

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By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately sixty days after the end of each quarter.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www. sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon AHL Managed Futures Strategy Fund and American Beacon Ionic Strategic Arbitrage Fund are service marks of American Beacon Advisors, Inc.

SAR 6/17

American Beacon®
FUNDS

2017 SEMI-ANNUAL REPORT

June 30, 2017

STEPHENS MID-CAP GROWTH FUND

STEPHENS SMALL CAP GROWTH FUND

About American Beacon Advisors

Since 1986, American Beacon Advisors has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

STEPHENS MID-CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in medium-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

STEPHENS SMALL CAP GROWTH FUND

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investing in small-capitalization stocks may involve greater volatility and lower liquidity than larger company stocks. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. The Fund may participate in a securities lending program. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	June 30, 2017

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

At American Beacon, we are proud to offer a broad range of equity, fixed-income and alternative mutual fund products for institutions and individuals. Our mutual funds – which span the domestic, international, global, frontier and emerging markets – are sub-advised by experienced portfolio managers who employ distinctive investment processes to manage assets through a variety of economic and market conditions. Together, we work diligently to help our clients and shareholders meet their long-term financial goals.

Institutional wisdom, enduring value. Since our inception as a pension fiduciary in 1986, American Beacon has focused on identifying and overseeing institutional investment managers and portfolio risk management. In 1987, we leveraged our size and experience to launch a series of sub-advised, multi-manager mutual funds providing individual investors access to many of the same institutional managers as our pension clients. Following the financial crisis in 2008, we saw that investors were looking for unique solutions from managers who were not necessarily mainstream. In 2010, we began offering mutual funds from single managers with distinctive investment styles or asset classes. As we continue to expand our family of funds, our solutions-based approach provides innovative investments.

Guiding principles. Our “manager of managers” philosophy is built on a long-standing history of innovative thinking, discipline and consistency in applying our solutions-based approach. As a manager of managers, our goal is to engage the most effective money managers for each asset class, investment style or market strategy – whether through a single sub-advisor or a combination of sub-advisors. Because we take our fiduciary responsibilities very seriously, our thorough manager evaluation and selection process is rigorous and ongoing. Our guiding principles – predictability, style consistency, competitive pricing and long-term relationships – provide a strong foundation for our due-diligence process. Our broad range of mutual funds helps investors navigate the economic storms and market downturns in the U.S. and abroad. Our years of experience evaluating sub-advisors have led us to identify and partner with asset managers who have adhered to their disciplined processes for many years and through multiple market cycles.

Focus on asset protection and risk mitigation. We strive to provide innovative, long-term products without gimmicks. From offering some of the first multi-manager funds, one of the first retirement-income funds and the first open-end mutual fund in the U.S. to focus primarily on frontier-market debt, our robust history includes applying a disciplined, solutions-based approach to our product development process to help protect assets and mitigate risk.

Thank you for your continued interest in American Beacon. For additional information about our funds or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Gene L. Needles, Jr.

President

American Beacon Funds

1

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2017 (Unaudited)

The Investor Class of the American Beacon Stephens Mid-Cap Growth Fund (the “Fund”) returned 14.71% for the six months ended June 30, 2017. The Fund outperformed the Russell Midcap® Growth Index (the “Index”) return of 11.40% for the same period.

Total Returns for the Period ended June 30, 2017
	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
Institutional Class (1,2,7)	SFMIX	14.93%	23.65%	6.94%	11.89%	7.76%
Y Class (1,3,7)	SMFYX	14.87%	23.56%	6.83%	11.81%	7.60%
Investor Class (1,7)	STMGX	14.71%	23.24%	6.53%	11.47%	7.43%
A without Sales Charge (1,4,7)	SMFAX	14.69%	23.17%	6.51%	11.39%	7.39%
A with Sales Charge (1,4,7)	SMFAX	8.09%	16.10%	4.42%	10.08%	6.76%
C without Sales Charge (1,5,7)	SMFCX	14.26%	22.25%	5.70%	10.60%	6.97%
C with Sales Charge (1,5,7)	SMFCX	13.26%	21.25%	5.70%	10.60%	6.97%

Russell Midcap Growth Index (6)		11.40%	17.05%	7.83%	14.19%	7.87%
S&P 500 Index (6)		9.34%	17.90%	9.61%	14.63%	7.18%

*	Not Annualized.

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800- 9687-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future. A portion of the fees charged to the Investor Class was waived from 2006 through 2013 and partially recovered in 2014 and 2015. Performance prior to waiving fees was lower than the actual returns shown from 2006 through 2013.

2.	A portion of the fees charged to the Institutional Class has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception.

3.	Fund performance for the ten-year periods represent the returns achieved by the Investor Class from 6/30/07 up to 2/14/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 6/30/07. A portion of the fees charged to the Y Class was waived in 2012 and 2013 and partially recovered in 2014 and 2015. Performance prior to waiving fees was lower than the actual returns shown in 2012 and 2013.

4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 6/30/07 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/07. A portion of the fees charged to the A Class was waived in 2012 and 2013, partially recovered in 2015 and waived in 2016. Performance prior to waiving fees was lower than the actual returns shown in 2012, 2013 and 2016. A Class has a maximum sales charge of 5.75%.

5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 6/30/07 up to 2/14/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. Therefore, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/07. A portion of the fees charged to the C Class was waived from 2012 through 2014 and in 2016 and was partially recovered in 2015. Performance prior to waiving fees was lower than actual returns shown from 2012 through 2014 and in 2016. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell Midcap® Growth Index is an unmanaged index of those stocks in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values. Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. Russell Midcap Index, Russell Midcap Growth Index and Russell 1000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

2

American Beacon Stephens Mid-Cap Growth FundSM

Performance Overview

June 30, 2017 (Unaudited)

7.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.10%, 1.13%, 1.39%, 1.43%, and 2.20%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund outperformed the Index mostly due to stock selection. Sector allocation added moderate value relative to the Index.

Most of the Fund’s outperformance related to security selection was attributable to holdings in the Information Technology and Health Care sectors. Holdings in Financials and Consumer Staples also contributed modest value for the period. In the Information Technology sector, Mercadolibre (up 64.5%) was a significant contributor. Holdings in Mobileye and Costar Group also added relative value as they were up 62.1% and 40.0%, respectively. Investments in the Health Care sector were additive to performance, led by Medidata Solutions (up 57.6%) and Idexx Laboratories (up 38.2%). In Financials, MarketAxess Holdings was up 37.4%. Absences in Rite Aid (down 64.2%) and Campbell Soup (down 12.7%) in Consumer Staples were a positive in relative performance. Detracting from relative performance, however, were holdings in the Consumer Discretionary sector, in which IMAX Corp was down 30.5% and Papa John’s down 15.2%. Industrials also lagged during the period, with Wageworks down 8.0%, Acuity Brands down 13.8% and MSC Industrial Direct down 6.1%.

From a sector allocation perspective, the Fund’s significant overweights in both Health Care and Information Technology contributed positively to performance. An underweight to Consumer Discretionary was also helpful for the period. The aforementioned outperformance was offset by an overweight in Energy, while the Fund’s cash position provided moderate downward pressure on relative returns.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in medium capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
IDEXX Laboratories, Inc.		1.9
MercadoLibre, Inc.		1.9
NVIDIA Corp.		1.8
Cognex Corp.		1.8
CoStar Group, Inc.		1.8
MarketAxess Holdings, Inc.		1.8
Microchip Technology, Inc.		1.7
SVB Financial Group		1.7
Ulta Salon Cosmetics & Fragrance, Inc.		1.7
Expedia, Inc.		1.6

Total Fund Holdings	94

Sector Allocation (% Equities)
Information Technology		35.8
Health Care		23.5
Consumer Discretionary		15.4
Industrials		11.2
Financials		5.9
Energy		4.9
Consumer Staples		3.3

3

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

June 30, 2017 (Unaudited)

The Investor Class of the American Beacon Stephens Small Cap Growth Fund (the “Fund”) returned 8.35% for the six months ended June 30, 2017, lagging the Russell 2000® Growth Index (the “Index”) return of 9.97% for the same period.

Total Returns for the Period ended June 30, 2017
	Ticker	6 Months*	1 Year	3 Years	5 Years	10 Years
Institutional Class (1,2,7)	SFMIX	8.44%	18.09%	4.25%	9.68%	7.12%
Y Class (1,3,7)	SMFYX	8.42%	17.96%	4.14%	9.58%	6.95%
Investor Class (1,7)	STMGX	8.35%	17.84%	3.93%	9.38%	6.84%
A without Sales Charge (1,4,7)	SMFAX	8.29%	17.70%	3.86%	9.22%	6.75%
A with Sales Charge (1,4,7)	SMFAX	2.09%	10.91%	1.83%	7.94%	6.13%
C without Sales Charge (1,5,7)	SMFCX	7.89%	16.73%	3.04%	8.39%	6.32%
C with Sales Charge (1,5,7)	SMFCX	6.89%	15.73%	3.04%	8.39%	6.32%

Russell 2000 Growth Index (6)		9.97%	24.40%	7.64%	13.98%	7.82%
S&P 500 Index (6)		9.34%	17.90%	9.61%	14.63%	7.18%

*	Not Annualized.

1.	Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to the Investor Class was waived from 2005 through 2013 and in 2015, and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown from 2005 through 2013 and in 2015. Please note that the recent performance of the securities market has helped produce short-term returns that are not typical and may not continue in the future.

2.	A portion of the fees charged to the Institutional Class was waived from 2006 through 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown from 2006 through 2013.

3.	Fund performance for the ten-year periods represent the returns achieved by the Investor Class from 6/30/07 up to 2/24/12, the inception date of the Y Class, and the returns of the Y Class since its inception. Expenses of the Y Class are lower than those of the Investor Class. Therefore, total returns shown may be lower than they would have been had the Y Class been in existence since 6/30/07. A portion of the fees charged to the Y Class was waived in 2012, partially recovered in 2013 and fully recovered in 2014. Performance prior to waiving fees was lower than actual returns shown for 2012.

4.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 6/30/07 up to 2/24/12, the inception date of the A Class, and the returns of the A Class since its inception. Expenses of the A Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the A Class been in existence since 6/30/07. A portion of the fees charged to the A Class was waived in 2012, partially recovered in 2013 and 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than actual returns shown for 2012. A Class has a maximum sales charge of 5.75%.

5.	Fund performance for the five-year and ten-year periods represent the returns achieved by the Investor Class from 6/30/07 up to 2/24/12, the inception date of the C Class, and the returns of the C Class since its inception. Expenses of the C Class are higher than those of the Investor Class. As a result, total returns shown may be higher than they would have been had the C Class been in existence since 6/30/07. A portion of the fees charged to the C Class was waived in 2012, partially recovered in 2013 and 2014, and fully recovered in 2015. Performance prior to waiving fees was lower than actual returns shown for 2012. The maximum contingent deferred sales charge for C Class is 1.00% for shares redeemed within one year of the date of purchase.

6.	The S&P 500 Index is a market capitalization weighted index of common stocks publicly traded in the United States. The Russell 2000® Growth Index is an unmanaged index of those stocks in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is an unmanaged index of approximately 2,000 smaller-capitalization stocks from various industrial sectors. The Russell 2000 Growth Index and the Russell 2000 Index are registered trademarks of Frank Russell Company. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data, and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this communication. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor or endorse the content of this communication. One cannot directly invest in an index.

4

American Beacon Stephens Small Cap Growth FundSM

Performance Overview

June 30, 2017 (Unaudited)

7.	The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Institutional, Y, Investor, A, and C Class shares was 1.10%, 1.16%, 1.36%, 1.47%, and 2.24%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund underperformed the Index primarily due to sector allocation. Security selection added moderate value relative to the Index.

Allocations to the Energy sector, in which the Fund had an overweight position, was the leading detractor for performance. Energy was also the worst performing sector for the Index. A slight overweight to Consumer Staples dragged on returns, while underweights in the Telecommunication Services and Materials sectors negatively impacted performance. This was further impacted by the Fund’s cash position. The aforementioned performance was somewhat offset by an underweight to Consumer Discretionary, as well as an overweight to Information Technology. The Fund’s continued absence in Real Estate also aided relative returns for the period.

As it relates to security selection, the drivers of performance were holdings in the Industrials, Energy, Health Care and Information Technology sectors. Within Industrials, the Fund’s position in The Advisory Board was up 54.3% for the period, while Aerovironment Inc. was up 42.7%. In the Energy sector, Rice Energy gained 24.8%, while absences in US Silica (down 37.2%) and Callon Petroleum (down 26.3%) further boosted returns relative to the Index. The Fund’s Health Care holdings also added value, with Medidata Solutions up 57.5% and Acadian Healthcare up 49.2% for the period. Akorn Inc. was also up more than 52.0%. Companies within Information Technology contributing to performance were Shopify (up 106.0%), Costar Group (up 40.1%) and Cognex Corp. (up 33.6%).

This positive performance was somewhat offset by poor security selection in the Consumer Discretionary sector. National Cinemedia (down 47.4%), IMAX Corp. (down 30.9%), Chuy’s (down 28.0%) and Boot Barn (down 41.3%) are examples of positions that lagged for the period in the Consumer Discretionary sector. In Materials, Forterra Inc. was down 64.8%, detracting from performance as well.

Looking forward, the Fund’s sub-advisor will continue to maintain a disciplined, long-term approach to equity investing in smaller capitalization stocks with above-average growth potential.

Top Ten Holdings (% Net Assets)
ICON PLC		2.0
CoStar Group, Inc.		1.8
Proofpoint, Inc.		1.7
WageWorks, Inc.		1.7
Medidata Solutions, Inc.		1.7
Euronet Worldwide, Inc.		1.7
HealthEquity, Inc.		1.6
Calavo Growers, Inc.		1.6
NuVasive, Inc.		1.6
MarketAxess Holdings, Inc.		1.6

Total Fund Holdings	108

Sector Allocation (% Equities)
Information Technology		36.7
Health Care		21.7
Industrials		16.6
Consumer Discretionary		10.3
Financials		4.9
Energy		4.7
Consumer Staples		3.7
Materials		1.4

5

American Beacon FundsSM

Expense Examples

June 30, 2017 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, distribution (12b-1) fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from January 1, 2017 through June 30, 2017.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed 5% per year rate of return before expenses (not the Funds’ actual return). You may compare the ongoing costs of investing in the Funds with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and Institutional Classes that invest in the Funds through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Funds, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

6

American Beacon FundsSM

Expense Examples

June 30, 2017 (Unaudited)

American Beacon Stephens Mid-Cap Growth Fund
	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Expenses Paid During Period 1/1/2017-6/30/2017*
Institutional Class
Actual	$1,000.00	$1,149.30	$5.28
Hypothetical**	$1,000.00	$1,019.90	$4.96
Y Class
Actual	$1,000.00	$1,148.70	$5.81
Hypothetical**	$1,000.00	$1,019.40	$5.46
Investor Class
Actual	$1,000.00	$1,147.10	$7.19
Hypothetical**	$1,000.00	$1,018.10	$6.76
A Class
Actual	$1,000.00	$1,146.90	$7.40
Hypothetical**	$1,000.00	$1,017.90	$6.95
C Class
Actual	$1,000.00	$1,142.60	$11.37
Hypothetical**	$1,000.00	$1,014.20	$10.69

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.99%, 1.09%, 1.35%, 1.39%, and 2.14% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

American Beacon Stephens Small Cap Growth Fund
	Beginning Account Value 1/1/2017	Ending Account Value 6/30/2017	Expenses Paid During Period 1/1/2017-6/30/2017*
Institutional Class
Actual	$1,000.00	$1,084.40	$5.53
Hypothetical**	$1,000.00	$1,019.50	$5.36
Y Class
Actual	$1,000.00	$1,084.20	$5.84
Hypothetical**	$1,000.00	$1,019.20	$5.66
Investor Class
Actual	$1,000.00	$1,083.50	$6.82
Hypothetical**	$1,000.00	$1,018.20	$6.61
A Class
Actual	$1,000.00	$1,082.90	$7.39
Hypothetical**	$1,000.00	$1,017.70	$7.15
C Class
Actual	$1,000.00	$1,078.90	$11.24
Hypothetical**	$1,000.00	$1,014.00	$10.89

*	Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.07%, 1.13%, 1.32%, 1.43%, and 2.18% for the Institutional, Y, Investor, A, and C Classes respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.
**	5% return before expenses.

7

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.21%
Consumer Discretionary - 15.26%
Automobiles - 0.79%
Tesla, Inc.A	1,998	$722,497

Distributors - 1.03%
LKQ Corp.A	28,675	944,841

Diversified Consumer Services - 0.98%
Bright Horizons Family Solutions, Inc.A	11,689	902,508

Hotels, Restaurants & Leisure - 1.75%
Domino’s Pizza, Inc.	1,517	321,528
MGM Resorts International	7,236	229,284
Papa John’s International, Inc.	14,674	1,053,006

		1,603,818

Internet & Direct Marketing Retail - 2.94%
Expedia, Inc.	9,959	1,483,393
Netflix, Inc.A	8,139	1,216,048

		2,699,441

Media - 2.72%
Cinemark Holdings, Inc.	25,846	1,004,117
IMAX Corp.A	38,397	844,734
Live Nation Entertainment, Inc.A	18,604	648,349

		2,497,200

Specialty Retail - 4.23%
Burlington Stores, Inc.A	12,566	1,155,946
Ross Stores, Inc.	20,798	1,200,669
Ulta Salon Cosmetics & Fragrance, Inc.A	5,301	1,523,189

		3,879,804

Textiles, Apparel & Luxury Goods - 0.82%
Lululemon Athletica, Inc.A	12,516	746,830

Total Consumer Discretionary		13,996,939

Consumer Staples - 3.33%
Beverages - 2.52%
Brown-Forman Corp., Class B	18,340	891,324
Monster Beverage Corp.A	28,497	1,415,731

		2,307,055

Food Products - 0.81%
TreeHouse Foods, Inc.A	9,141	746,728

Total Consumer Staples		3,053,783

Energy - 4.87%
Energy Equipment & Services - 2.81%
Baker Hughes, Inc.	12,674	690,860
Core Laboratories N.V.B	7,698	779,576
Oceaneering International, Inc.	23,558	538,065
RPC, Inc.B	27,994	565,759

		2,574,260

Oil, Gas & Consumable Fuels - 2.06%
Cabot Oil & Gas Corp.	30,241	758,444

See accompanying notes

8

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.21% (continued)
Energy - 4.87% (continued)
Oil, Gas & Consumable Fuels - 2.06% (continued)
Pioneer Natural Resources Co.	4,522	$721,621
Range Resources Corp.	17,894	414,604

		1,894,669

Total Energy		4,468,929

Financials - 5.83%
Banks - 3.07%
East West Bancorp, Inc.	22,108	1,295,086
SVB Financial GroupA	8,677	1,525,330

		2,820,416

Capital Markets - 2.76%
Affiliated Managers Group, Inc.	5,434	901,283
MarketAxess Holdings, Inc.	8,105	1,629,916

		2,531,199

Total Financials		5,351,615

Health Care - 23.35%
Biotechnology - 0.62%
Alexion Pharmaceuticals, Inc.A	4,701	571,971

Health Care Equipment & Supplies - 8.84%
ABIOMED, Inc.A	5,328	763,502
Dentsply Sirona, Inc.	11,334	734,897
DexCom, Inc.A	10,757	786,875
Hologic, Inc.A	24,105	1,093,885
IDEXX Laboratories, Inc.A	10,766	1,737,848
Intuitive Surgical, Inc.A	1,217	1,138,345
ResMed, Inc.	17,078	1,329,864
Varian Medical Systems, Inc.A	5,149	531,325

		8,116,541

Health Care Providers & Services - 2.50%
Acadia Healthcare Co., Inc.A B	21,467	1,060,040
Henry Schein, Inc.A	6,723	1,230,444

		2,290,484

Health Care Technology - 5.09%
athenahealth, Inc.A	6,921	972,746
Cerner Corp.A	20,728	1,377,790
HMS Holdings Corp.A	53,896	997,076
Medidata Solutions, Inc.A	16,924	1,323,457

		4,671,069

Life Sciences Tools & Services - 4.67%
ICON PLCA	11,929	1,166,537
Illumina, Inc.A	7,034	1,220,540
PAREXEL International Corp.A	10,542	916,205
QIAGEN N.V.	29,276	981,624

		4,284,906

Pharmaceuticals - 1.63%
Akorn, Inc.A	24,637	826,325

See accompanying notes

9

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.21% (continued)
Health Care - 23.35% (continued)
Pharmaceuticals - 1.63% (continued)
Pacira Pharmaceuticals, Inc.A	13,968	$666,273

		1,492,598

Total Health Care		21,427,569

Industrials - 11.07%
Aerospace & Defense - 1.43%
Orbital ATK, Inc.	13,357	1,313,795

Commercial Services & Supplies - 1.05%
Copart, Inc.A	30,180	959,422

Electrical Equipment - 1.48%
Acuity Brands, Inc.	3,920	796,857
Sensata Technologies Holding N.V.A	13,051	557,539

		1,354,396

Industrial Conglomerates - 0.86%
Roper Technologies, Inc.	3,415	790,675

Professional Services - 3.59%
IHS Markit Ltd.A	17,893	788,008
Verisk Analytics, Inc.A	16,009	1,350,679
WageWorks, Inc.A	17,245	1,158,864

		3,297,551

Road & Rail - 0.91%
JB Hunt Transport Services, Inc.	9,177	838,594

Trading Companies & Distributors - 1.75%
Fastenal Co.	18,006	783,801
MSC Industrial Direct Co., Inc., Class A	9,564	822,122

		1,605,923

Total Industrials		10,160,356

Information Technology - 35.50%
Communications Equipment - 1.42%
Harris Corp.	4,655	507,768
Palo Alto Networks, Inc.A	5,962	797,775

		1,305,543

Electronic Equipment, Instruments & Components - 5.48%
Cognex Corp.	19,464	1,652,494
FLIR Systems, Inc.	36,348	1,259,822
IPG Photonics Corp.A	8,055	1,168,780
National Instruments Corp.	23,557	947,462

		5,028,558

Internet Software & Services - 3.65%
CoStar Group, Inc.A	6,243	1,645,655
MercadoLibre, Inc.	6,776	1,699,963

		3,345,618

IT Services - 4.70%
Euronet Worldwide, Inc.A	15,779	1,378,611

See accompanying notes

10

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.21% (continued)
Information Technology - 35.50% (continued)
IT Services - 4.70% (continued)
Fiserv, Inc.A	5,812	$711,040
Global Payments, Inc.	5,175	467,406
Square, Inc., Class AA	34,157	801,323
WEX, Inc.A	9,177	956,886

		4,315,266

Semiconductors & Semiconductor Equipment - 6.40%
Lam Research Corp.	6,519	921,982
Microchip Technology, Inc.	20,541	1,585,354
NVIDIA Corp.	11,455	1,655,935
NXP Semiconductors N.V.A	5,750	629,338
Xilinx, Inc.	16,772	1,078,775

		5,871,384

Software - 13.85%
ANSYS, Inc.A	5,659	688,587
Aspen Technology, Inc.A	18,888	1,043,751
Autodesk, Inc.A	12,745	1,284,951
Cadence Design Systems, Inc.A	34,971	1,171,179
Check Point Software Technologies Ltd.A	5,353	583,905
Electronic Arts, Inc.A	12,796	1,352,793
Fortinet, Inc.A	20,698	774,933
PTC, Inc.A	9,789	539,570
Red Hat, Inc.A	10,798	1,033,909
salesforce.com, Inc.A	7,107	615,466
Splunk, Inc.A	10,298	585,853
Tableau Software, Inc., Class AA	10,594	649,095
Take-Two Interactive Software, Inc.A	9,363	687,057
Tyler Technologies, Inc.A	3,014	529,469
Ultimate Software Group, Inc.A B	5,556	1,167,093

		12,707,611

Total Information Technology		32,573,980

Total Common Stocks (Cost $62,479,507)		91,033,171

SHORT-TERM INVESTMENTS - 0.82% (Cost $748,065)
Investment Companies - 0.82%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.87%C D	748,065	748,065

SECURITIES LENDING COLLATERAL - 3.23% (Cost $2,963,722)
Investment Companies - 3.23%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.87%C D	2,963,722	2,963,722

TOTAL INVESTMENTS - 103.26% (Cost $66,191,294)		94,744,958
OTHER LIABILITIES, NET OF ASSETS - (3.26%)		(2,990,845)

TOTAL NET ASSETS - 100.00%		$91,754,113

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at June 30, 2017.

C The Fund is affiliated by having the same investment advisor.

D 7-day effective yield.

PLC - Public Limited Company.

See accompanying notes

11

American Beacon Stephens Mid-Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2017, the investments were classified as described below:

Stephens Mid-Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$91,033,171	$-	$-	$91,033,171
Short-Term Investments	748,065	-	-	748,065
Securities Lending Collateral	2,963,722	-	-	2,963,722

Total Investments in Securities - Assets	$94,744,958	$-	$-	$94,744,958

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended June 30, 2017, there were no transfers between levels.

See accompanying notes

12

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.30%
Consumer Discretionary - 10.24%
Auto Components - 0.56%
Motorcar Parts of America, Inc.A	118,911	$3,358,047

Diversified Consumer Services - 0.98%
Bright Horizons Family Solutions, Inc.A	76,044	5,871,357

Hotels, Restaurants & Leisure - 3.59%
Chuy’s Holdings, Inc.A	213,034	4,984,995
Papa John’s International, Inc.	97,850	7,021,716
Potbelly Corp.A	223,620	2,571,630
Wingstop, Inc.	219,451	6,781,036

		21,359,377

Media - 1.63%
IMAX Corp.A	290,539	6,391,858
National CineMedia, Inc.	443,441	3,290,332

		9,682,190

Multiline Retail - 1.36%
Ollie’s Bargain Outlet Holdings, Inc.A	189,656	8,079,346

Specialty Retail - 2.12%
Aaron’s, Inc.	150,054	5,837,100
Boot Barn Holdings, Inc.A B	443,146	3,137,474
Monro Muffler Brake, Inc.	87,321	3,645,652

		12,620,226

Total Consumer Discretionary		60,970,543

Consumer Staples - 3.68%
Beverages - 1.06%
MGP Ingredients, Inc.B	123,049	6,296,417

Food Products - 2.47%
Calavo Growers, Inc.B	134,974	9,319,955
TreeHouse Foods, Inc.A	65,886	5,382,227

		14,702,182

Personal Products - 0.15%
elf Beauty, Inc.A	32,226	876,870

Total Consumer Staples		21,875,469

Energy - 4.66%
Energy Equipment & Services - 2.81%
Core Laboratories N.V.B	27,918	2,827,256
Forum Energy Technologies, Inc.A	184,372	2,876,203
Oceaneering International, Inc.	127,716	2,917,033
RigNet, Inc.A	210,531	3,379,023
RPC, Inc.B	159,295	3,219,352
US Silica Holdings, Inc.	41,653	1,478,265

		16,697,132

Oil, Gas & Consumable Fuels - 1.85%
Carrizo Oil & Gas, Inc.A	72,320	1,259,815
PDC Energy, Inc.A	34,202	1,474,448
Rice Energy, Inc.A	310,786	8,276,231

		11,010,494

Total Energy		27,707,626

See accompanying notes

13

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.30% (continued)
Financials - 4.89%
Banks - 2.81%
Allegiance Bancshares, Inc.A	46,040	$1,763,332
East West Bancorp, Inc.	60,092	3,520,190
Hilltop Holdings, Inc.	263,472	6,905,601
SVB Financial GroupA	16,846	2,961,358
Veritex Holdings, Inc.A	58,982	1,552,996

		16,703,477

Capital Markets - 1.55%
MarketAxess Holdings, Inc.	45,887	9,227,876

Consumer Finance - 0.53%
FirstCash, Inc.	54,337	3,167,847

Total Financials		29,099,200

Health Care - 21.54%
Biotechnology - 3.41%
Ligand Pharmaceuticals, Inc.A	75,378	9,150,889
MiMedx Group, Inc.A B	374,956	5,613,092
Repligen Corp.A	133,578	5,535,472

		20,299,453

Health Care Equipment & Supplies - 4.81%
ABIOMED, Inc.A	50,252	7,201,112
Neogen Corp.A	124,312	8,591,202
NuVasive, Inc.A	120,484	9,267,629
Penumbra, Inc.A	40,401	3,545,188

		28,605,131

Health Care Providers & Services - 3.30%
AAC Holdings, Inc.A B	203,753	1,412,008
Acadia Healthcare Co., Inc.A B	174,108	8,597,453
HealthEquity, Inc.A	193,708	9,652,470

		19,661,931

Health Care Technology - 5.67%
athenahealth, Inc.A	31,297	4,398,793
HealthStream, Inc.A	188,233	4,954,292
HMS Holdings Corp.A	461,785	8,543,022
Medidata Solutions, Inc.A	126,653	9,904,265
Omnicell, Inc.A	137,347	5,919,656

		33,720,028

Life Sciences Tools & Services - 3.16%
Bio-Techne Corp.	33,298	3,912,515
ICON PLCA	123,112	12,039,123
PRA Health Sciences, Inc.A	37,736	2,830,577

		18,782,215

Pharmaceuticals - 1.19%
Pacira Pharmaceuticals, Inc.A	148,860	7,100,622

Total Health Care		128,169,380

Industrials - 16.52%
Aerospace & Defense - 4.10%
Aerovironment, Inc.A	112,762	4,307,508

See accompanying notes

14

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.30% (continued)
Industrials - 16.52% (continued)
Aerospace & Defense - 4.10% (continued)
Axon Enterprise, Inc.A B	124,690	$3,134,707
HEICO Corp., Class A	112,178	6,960,645
KeyW Holding Corp.A B	362,573	3,390,058
Orbital ATK, Inc.	67,206	6,610,382

		24,403,300

Air Freight & Logistics - 1.21%
Echo Global Logistics, Inc.A	209,437	4,167,796
Hub Group, Inc., Class AA	79,288	3,040,695

		7,208,491

Building Products - 1.13%
Trex Co., Inc.A	99,569	6,736,838

Machinery - 5.56%
CIRCOR International, Inc.	52,485	3,116,559
Kornit Digital Ltd.A	264,980	5,127,363
Lindsay Corp.	40,200	3,587,850
Mueller Water Products, Inc., Class A	529,124	6,180,169
Proto Labs, Inc.A B	121,381	8,162,872
RBC Bearings, Inc.A	68,221	6,942,169

		33,116,982

Professional Services - 2.89%
Advisory Board Co.A	139,391	7,178,636
WageWorks, Inc.A	148,713	9,993,514

		17,172,150

Trading Companies & Distributors - 1.63%
MSC Industrial Direct Co., Inc., Class A	50,196	4,314,848
SiteOne Landscape Supply, Inc.A	103,144	5,369,677

		9,684,525

Total Industrials		98,322,286

Information Technology - 36.43%
Electronic Equipment, Instruments & Components - 2.80%
Cognex Corp.	97,355	8,265,439
FLIR Systems, Inc.	105,988	3,673,544
National Instruments Corp.	118,035	4,747,368

		16,686,351

Internet Software & Services - 8.47%
Angie’s List, Inc.A	14,506	185,532
CoStar Group, Inc.A	40,147	10,582,749
Envestnet, Inc.A	227,093	8,992,883
Five9, Inc.A	199,488	4,292,982
Mimecast Ltd.A	174,458	4,671,985
Q2 Holdings, Inc.A	146,494	5,412,953
Shopify, Inc., Class AA	53,902	4,684,084
SPS Commerce, Inc.A	72,699	4,635,288
Stamps.com, Inc.A	44,668	6,917,957

		50,376,413

IT Services - 3.09%
Euronet Worldwide, Inc.A	112,509	9,829,912
MAXIMUS, Inc.	62,029	3,884,876
WEX, Inc.A	44,871	4,678,699

		18,393,487

See accompanying notes

15

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

	Shares	Fair Value

COMMON STOCKS - 99.30% (continued)
Information Technology - 36.43% (continued)
Semiconductors & Semiconductor Equipment - 7.95%
Cavium, Inc.A	91,876	$5,708,256
CyberOptics Corp.A	81,891	1,691,049
Inphi Corp.A B	72,457	2,485,275
Integrated Device Technology, Inc.A	185,072	4,773,007
MACOM Technology Solutions Holdings, Inc.A	89,169	4,972,955
Microsemi Corp.A	186,118	8,710,322
Power Integrations, Inc.	109,845	8,007,701
Rudolph Technologies, Inc.A	189,031	4,319,358
Semtech Corp.A	185,565	6,633,949

		47,301,872

Software - 14.12%
8x8, Inc.A	462,944	6,735,835
Aspen Technology, Inc.A	127,062	7,021,446
CyberArk Software Ltd.A	103,754	5,182,512
Globant SAA B	72,179	3,135,456
Guidewire Software, Inc.A	130,386	8,958,822
Imperva, Inc.A	77,257	3,696,748
Manhattan Associates, Inc.A	104,381	5,016,551
Proofpoint, Inc.A B	116,165	10,086,607
PROS Holdings, Inc.A	167,142	4,578,019
Qualys, Inc.A	154,345	6,297,276
Take-Two Interactive Software, Inc.A	103,856	7,620,953
Tyler Technologies, Inc.A	42,317	7,433,828
Ultimate Software Group, Inc.A B	39,389	8,274,053

		84,038,106

Total Information Technology		216,796,229

Materials - 1.34%
Chemicals - 1.34%
Balchem Corp.	70,440	5,473,892
Flotek Industries, Inc.A B	281,038	2,512,480

		7,986,372

Total Materials		7,986,372

Total Common Stocks (Cost $452,324,055)		590,927,105

SHORT-TERM INVESTMENTS - 0.67% (Cost $3,982,145)
Investment Companies - 0.67%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.87%C D	3,982,145	3,982,145

SECURITIES LENDING COLLATERAL - 6.92% (Cost $41,175,560)
Investment Companies - 6.92%
American Beacon U.S. Government Money Market Select Fund, Select Class, 0.87%C D	41,175,560	41,175,560

TOTAL INVESTMENTS - 106.89% (Cost $497,481,760)		636,084,810
OTHER LIABILITIES, NET OF ASSETS - (6.89%)		(40,981,670)

TOTAL NET ASSETS - 100.00%		$595,103,140

Percentages are stated as a percent of net assets.

A Non-income producing security.

B All or a portion of this security is on loan at June 30, 2017.

C The Fund is affiliated by having the same investment advisor.

D 7-day effective yield.

PLC - Public Limited Company.

See accompanying notes

16

American Beacon Stephens Small Cap Growth FundSM

Schedule of Investments

June 30, 2017 (Unaudited)

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of June 30, 2017, the investments were classified as described below:

Stephens Small Cap Growth Fund	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$590,927,105	$-	$-	$590,927,105
Short-Term Investments	3,982,145	-	-	3,982,145
Securities Lending Collateral	41,175,560	-	-	41,175,560

Total Investments in Securities - Assets	$636,084,810	$-	$-	$636,084,810

U.S. GAAP also requires all transfers between any levels to be disclosed. The end of period timing recognition has been adopted for the transfers between levels of the Fund’s assets and liabilities. During the period ended June 30, 2017, there were no transfers between levels.

See accompanying notes

17

American Beacon FundsSM

Statements of Assets and Liabilities

June 30, 2017 (Unaudited)

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Assets:
Investments in unaffiliated securities, at fair value†	$91,033,171	$590,927,105
Investments in affiliated securities, at fair value‡	3,711,787	45,157,705
Cash	320	–
Dividends and interest receivable	6,208	18,839
Receivable for investments sold	478,686	15,683,670
Receivable for fund shares sold	195,457	1,174,665
Receivable for expense reimbursement (Note 2)	4,062	–
Prepaid expenses	42,019	85,546

Total assets	95,471,710	653,047,530

Liabilities:
Payable for investments purchased	602,128	5,482,828
Payable for fund shares redeemed	48,534	10,724,265
Payable under excess expense reimbursement plan (Note 2)	-	9,358
Payable upon return of securities loaned§	2,963,722	41,175,560
Management and investment advisory fees payable	61,641	483,826
Administrative service and service fees payable	11,128	13,017
Transfer agent fees payable (Note 2)	4,818	24,519
Custody and fund accounting fees payable	2,348	9,712
Professional fees payable	19,639	21,222
Trustee fees payable	699	-
Payable for prospectus and shareholder reports	2,914	-
Other liabilities	26	83

Total liabilities	3,717,597	57,944,390

Net Assets	$91,754,113	$595,103,140

Analysis of Net Assets:
Paid-in-capital	$62,449,807	$452,353,859
Overdistribution of net investment income	(255,232)	(2,416,712)
Accumulated net realized gain	1,005,874	6,562,943
Unrealized appreciation of investments	28,553,664	138,603,050

Net assets	$91,754,113	$595,103,140

Shares outstanding at no par value (unlimited shares authorized):
Institutional Class	2,649,169	25,502,742

Y Class	180,534	4,540,723

Investor Class	828,994	3,007,279

A Class	857,852	474,476

C Class	105,624	64,716

Net assets:
Institutional Class	$55,688,995	$455,204,331

Y Class	$3,778,268	$80,663,180

Investor Class	$14,997,108	$50,338,337

A Class	$15,470,047	$7,870,120

C Class	$1,819,695	$1,027,172

Net asset value, offering and redemption price per share:
Institutional Class	$21.02	$17.85

Y Class	$20.93	$17.76

Investor Class	$18.09	$16.74

A Class	$18.03	$16.59

A Class (offering price)	$19.13	$17.60

C Class	$17.23	$15.87

† Cost of investments in unaffiliated securities	$62,479,507	$452,324,055
‡ Cost of investments in affiliated securities	$3,711,787	$45,157,705
§ Fair value of securities on loan	$2,907,461	$40,285,840

See accompanying notes

18

American Beacon FundsSM

Statements of Operations

For the period ended June 30, 2017 (Unaudited)

	Stephens Mid-Cap Growth Fund	Stephens Small Cap Growth Fund
Investment income:
Dividend income from unaffiliated securities (net of foreign taxes)†	$236,234	$812,778
Dividend income from affiliated securities	6,212	28,292
Income derived from securities lending (Note 2)	6,147	81,240

Total investment income	248,593	922,310

Expenses:
Management and investment advisory fees (Note 2)	376,049	2,936,933
Transfer agent fees:
Institutional Class (Note 2)	20,051	107,874
Y Class (Note 2)	985	22,376
Investor Class	1,191	2,364
A Class	602	294
C Class	104	81
Custody and fund accounting fees	6,688	25,587
Professional fees	18,482	25,685
Registration fees and expenses	23,516	45,859
Service fees (Note 2):
Y Class	761	20,186
Investor Class	24,169	63,471
A Class	11,156	5,601
C Class	1,189	935
Distribution fees (Note 2):
A Class	18,594	9,336
C Class	7,927	6,230
Prospectus and shareholder report expenses	6,752	25,113
Trustee fees	2,920	17,445
Other expenses	3,552	14,294

Total expenses	524,688	3,329,664

Net fees waived and expenses (reimbursed)/recouped (Note 2)	(20,863)	9,358

Net expenses	503,825	3,339,022

Net investment (loss)	(255,232)	(2,416,712)

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments	2,468,194	14,661,025
Change in net unrealized appreciation (depreciation) of:
Investments	9,901,230	37,097,788

Net gain from investments	12,369,424	51,758,813

Net increase in net assets resulting from operations	$12,114,192	$49,342,101

† Foreign taxes	$1,250	$4,572

See accompanying notes

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American Beacon FundsSM

Statements of Changes in Net Assets

	Stephens Mid-Cap Growth Fund		Stephens Small Cap Growth Fund
	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016	For the Six Months Ended June 30, 2017	For the Year Ended December 31, 2016
	(unaudited)		(unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment (loss)	$(255,232)	$(569,314)	$(2,416,712)	$(4,351,324)
Net realized gain (loss) from investments	2,468,194	(1,032,123)	14,661,025	(4,569,025)
Change in net unrealized appreciation (depreciation) of investments	9,901,230	5,243,617	37,097,788	67,768,829

Net increase in net assets resulting from operations	12,114,192	3,642,180	49,342,101	58,848,480

Distributions to Shareholders:
Net realized gain from investments:
Institutional Class	-	(2,746,156)	-	(3,634,109)
Y Class	-	(101,600)	-	(676,175)
Investor Class	-	(825,119)	-	(440,539)
A Class	-	(878,585)	-	(61,811)
C Class	-	(90,663)	-	(11,705)

Net distributions to shareholders	-	(4,642,123)	-	(4,824,339)

Capital Share Transactions:
Proceeds from sales of shares	10,576,294	23,413,554	60,751,162	351,061,950
Reinvestment of dividends and distributions	-	4,535,561	-	4,720,165
Cost of shares redeemed	(12,252,583)	(55,624,853)	(105,201,252)	(329,962,031)

Net increase (decrease) in net assets from capital share transactions	(1,676,289)	(27,675,738)	(44,450,090)	25,820,084

Net increase (decrease) in net assets	10,437,903	(28,675,681)	4,892,011	79,844,225

Net Assets:
Beginning of period	81,316,210	109,991,891	590,211,129	510,366,904

End of Period *	$91,754,113	$81,316,210	$595,103,140	$590,211,129

*Includes undistributed (or overdistribution of) net investment income	$(255,232)	$-	$(2,416,712)	$-

See accompanying notes

20

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”), is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940 (the “Act”), as amended, as diversified, open-end management investment companies. As of June 30, 2017, the Trust consists of thirty-two active series, two of which are presented in this filing: American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund (collectively, the “Funds” and each individually a “Fund”). The remaining thirty active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a wholly-owned subsidiary of Resolute Investment Managers, Inc., which is indirectly owned by investment funds affiliated with Kelso & Company, L.P. and Estancia Capital Management, LLC, and was organized in 1986 to provide business management, advisory, administrative and asset management consulting services to the Trust and other investors.

New Accounting Pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the amendments and its impact, if any, on the Funds’ Financial Statements.

Class Disclosure

The Funds have multiple classes of shares designed to meet the needs of different groups of investors. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
Institutional	Large Institutional investors - sold directly or through intermediary channels.	$250,000
Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000
Investor	All investors using intermediary organizations, such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500
A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500
C Class	Retail investors who invest directly through a financial intermediary such as a broker or employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service fees, distribution fees, and sub-transfer agent fees and vary amongst the classes as described more fully in Note 2.

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow

21

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946, Financial Services – Investment Companies, which is part of the U.S. Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded on the trade date of the security purchase or sale. The Funds may purchase securities with delivery or payment to occur at a later date. At the time the Funds enter into a commitment to purchase a security, the transaction is recorded, and the value of the security is reflected in the Net Asset Value (“NAV”). The value of the security may vary with market fluctuations.

Distributions to Shareholders

Distributions, if any, of net investment income are generally paid at least annually and recorded on the ex-dividend date. Distributions, if any, of net realized capital gains are generally paid at least annually and recorded on the ex-dividend date. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designates earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses of the Fund are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Fund. Expenses directly charged or attributable to any Fund will be paid from the assets of the Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Fund on a basis that the Trustees deem fair and equitable, which may be based on the relative net assets of the Fund or the nature of the services performed and relative applicability to the Fund.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties under

22

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

the Management Agreement, the Manager will receive an annualized management fee based on a percentage of the Funds’ average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into an Investment Advisory Agreement with Stephens Investment Management Group LLC (the “Sub-Advisor”) pursuant to which the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on the Funds’ average daily net assets according to the following schedule:

Stephens Mid-Cap Growth Fund

First $100 million	0.50%
Over $100 million	0.45%

Stephens Small Cap Growth Fund

First $200 million	0.65%
Over $200 million	0.60%

The Management and Sub-Advisory Fees paid by the Fund for the period ended June 30, 2017 were as follows:

Stephens Mid-Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$155,246
Sub-Advisor Fees	0.49%	220,803

Total	0.84%	$376,049

Stephens Small Cap Growth Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$1,069,459
Sub-Advisor Fees	0.63%	1,867,474

Total	0.98%	$2,936,933

As compensation for services provided by the Manager in connection with securities lending activities conducted by the Funds, the lending Funds pay to the Manager, with respect to cash collateral posted by borrowers, a fee up to 10% of the net monthly interest income (the gross interest income earned by the investment of cash collateral, less the amount paid to borrowers and related expenses) from such activities and, with respect to loan fees paid by borrowers, a fee up to 10% of such loan fees. These fees are included in “Income derived from securities lending” and “Management and investment advisory fees” on the Statements of Operations. During the period ended June 30, 2017, the Manager received securities lending fees of $680 and $8,877 for the securities lending activities of the Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively.

Distribution Plans

The Funds, except for the A and C Classes of the Funds, has adopted a “defensive” Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the Act, pursuant to which no separate fees may be charged to the Funds for distribution purposes. However, the Plan authorizes the management and administrative services fees

23

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

received by the Manager and the investment advisors hired by the Manager to be used for distribution purposes. Under this Plan, the Funds do not intend to compensate the Manager or any other party, either directly or indirectly, for the distribution of Fund shares.

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Y, Investor, A, and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.10% of the average daily net assets of the Y Class, up to 0.15% of the average daily net assets of the A and C Classes, and up to 0.375% of the average daily net assets of the Investor Class of the Funds. Effective April 1, 2017, the Funds terminated the Service Plan for the Y Class.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Institutional Class of the Funds and has agreed to compensate the intermediaries for providing these services. Effective April 1, 2017, the Funds agreed to compensate the intermediaries for providing services to the Y Class. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to the Trust’s Board of Trustees (the “Board”) approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the Institutional and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the Institutional and Y Classes on an annual basis. During the period ended June 30, 2017, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$19,563
Stephens Small Cap Growth	119,071

As of June 30, 2017, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Stephens Mid-Cap Growth	$3,948
Stephens Small Cap Growth	20,940

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds and the USG Select Fund have the same investment advisor and therefore, are

24

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended June 30, 2017, the Manager earned fees on the Funds’ direct and securities lending collateral investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund	Securities Lending Collateral Invested in USG Select Fund	Total
Stephens Mid-Cap Growth	$1,033	$944	$1,977
Stephens Small Cap Growth	5,079	13,004	18,083

Interfund Lending Program

Pursuant to an exemptive order issued by the Securities and Exchange Commission (“SEC”), the Funds, along with other registered investment companies having management contracts with the Manager, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Funds to borrow from other participating Funds. For the period ended June 30, 2017, the Funds did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reimburse the Funds to the extent that total annual fund operating expenses exceeded the Funds’ expense cap. During the period ended June 30, 2017, the Manager waived or reimbursed expenses as follows:

		Expense Cap
Fund	Class	1/1/2017 - 6/30/2017*	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
Stephens Mid-Cap Growth	Institutional	0.99%	$19,979	$–	2020
Stephens Mid-Cap Growth	Y	1.09%	120	–	2020
Stephens Mid-Cap Growth	Investor	1.35%	–	–	2020
Stephens Mid-Cap Growth	A	1.39%	644	–	2020
Stephens Mid-Cap Growth	C	2.14%	120	–	2020
Stephens Small Cap Growth	Investor	N/A	–	(9,358)	2020

*The contractual expense caps did not change at 4/28/2017, the Funds’ annual update of the Prospectus.

Of these amounts, $4,062 was disclosed as a receivable from the Manager on the Statements of Assets and Liabilities at June 30, 2017 for the Stephens Mid-Cap Growth Fund and $9,358 was disclosed as a payable to the Manager on the Statements of Assets and Liabilities at June 30, 2017 for the Stephens Small Cap Growth Fund. The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own waiver or reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2020.

Sales Commissions

The Funds’ distributor, Foreside Fund Services, LLC (“Foreside”), may receive a portion of A Class sales charges from broker dealers and it may be used to offset distribution related expenses. During the period ended June 30, 2017, Foreside collected $2,543 and $474 for Stephens Mid-Cap Growth Fund and Stephens Small Cap Growth Fund, respectively, from the sale of Class A Shares.

A CDSC of 0.50% will be deducted with respect to Class A Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’

25

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended June 30, 2017, there were no CDSC fees collected for Class A Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended June 30, 2017, CDSC fees of $165 were collected for Class C Shares of the Stephens Mid-Cap Growth Fund.

Trustee Fees and Expenses

As compensation for their service to the Trust, the American Beacon Select Funds and the American Beacon Institutional Funds Trust, each Trustee receives an annual retainer of $120,000, plus $5,000 for each Board of Trustee meeting attended in person or via teleconference, $2,500 for attendance by Committee members at meetings of the Audit Committee and the Investment Committee, and $1,500 for attendance by Committee members at meetings of the Nominating and Governance Committee, plus reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. The Board Chairman receives an additional annual retainer of $25,000 and the Chairman of the Nominating and Governance Committee receives an additional annual retainer of $10,000. These expenses are allocated on a prorated basis to each Fund of the Trust according to its respective net assets.

3.  Security Valuation and Fair Value Measurements

Investments are valued at the close of the New York Stock Exchange (the “Exchange”), normally at 4:00 p.m. Eastern Time, each day that the Exchange is open for business. Equity securities, including exchange-traded funds (“ETFs”) for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade.

Investments in open-end mutual funds are valued at the closing NAV per share of the mutual fund on the day of valuation.

Securities for which the market prices are not readily available or are not reflective of the fair value of the security, as determined by the Manager will be priced at fair value following procedures approved by the Board.

Other investments, including restricted securities and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the Manager’s Valuation Committee, pursuant to procedures established by the Board.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Common stocks and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

26

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

4.  Securities and Other Investments

Common Stock

Common stock generally takes the form of shares in a corporation which represent an ownership interest. It ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a company’s common stock may fall as a result of factors directly relating to that company, such as decisions made by its management or decreased demand for the company’s products or services. A stock’s value may also decline because of factors affecting not just the company, but also companies in the same industry or sector. The price of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company, such as changes in interest rates, currency exchange rates or industry regulation. Companies that elect to pay dividends on their common stock generally only do so after they invest in their own business and make required payments to bondholders and on other debt and preferred stock. Therefore, the value of a company’s common stock will usually be more volatile than its bonds, other debt and preferred stock. Common stock may be exchange-traded or over-the-counter (“OTC”). OTC stock may be less liquid than exchange-traded stock.

Other Investment Company Securities and Other Exchange Traded Products

The Funds may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies, ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in investment company securities advised by the Manager or a sub-advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in its Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

5.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Equity Investment Risk

Equity securities are subject to market risk. The Funds’ investments in equity securities may include common stocks, preferred stocks, securities convertible into or exchangeable for common stocks, REITs, depositary receipts, and U.S. dollar-denominated foreign stocks traded on U.S. exchanges. Such investments may expose the Funds to additional risk. The value of a company’s common stock may fall as a result of factors affecting the company, companies in the same industry or sector, or the financial markets overall. Common stock generally is subordinate to preferred stock upon the liquidation or bankruptcy of the issuing company. Preferred stocks and convertible securities are sensitive to movements in interest rates. Preferred stocks may be less liquid than common stocks and, unlike common stocks, participation in the growth of an issuer may be limited. Distributions on preferred stocks generally are payable at the discretion of an issuer and after required payments to bond holders. Convertible securities are subject to the risk that the credit standing of the issuer may have an effect on the convertible securities’ investment value. Investments in Real Estate Investment Trusts (REITs) are subject to the risks associated with investing in the real estate industry such as adverse developments affecting the real estate industry and real property values. Depositary receipts and U.S. dollar-denominated foreign stocks traded on

27

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

U.S. exchanges are subject to certain of the risks associated with investing directly in foreign securities, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock.

Foreign Investing Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity and greater volatility, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies; and (7) delays in transaction settlement in some foreign markets.

Investment Risk

An investment in the Funds is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your shares of the Funds, they could be worth less than what you paid for them. Therefore, you may lose money by investing in the Funds.

Market Risk

Since the financial crisis that started in 2008, the U.S. and many foreign economies continue to experience its after-effects, which have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty. Because the impact on the markets has been widespread, it may be difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions. Interest rates have been unusually low in recent years in the U.S. and abroad. Because there is little precedent for this situation, it is difficult to predict the impact of a rate increase on various markets. In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation (the opposite of inflation). Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely.

Other Investment Companies Risk

The Funds may invest in shares of other registered investment companies, including money market funds. To the extent that the Funds invest in shares of other registered investment companies, the Funds will indirectly bear the fees and expenses charged by those investment companies in addition to the Fund’s direct fees and expenses and will be subject to the risks associated with investments in those funds. For example, money market funds are subject to interest rate risk, credit risk, and market risk.

Sector Risk

Sector risk is the risk associated with the Funds holding a significant amount of investments in similar businesses, which could be affected by the same economic or market conditions.

Securities Lending Risk

To the extent the Funds lends its securities, it may be subject to the following risks; i) borrowers of the Funds’ securities typically provide collateral in the form of cash that is reinvested in securities, ii) the securities in

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

which the collateral is invested may not perform sufficiently to cover the return collateral payments owed to borrowers, iii) delays may occur in the recovery of securities from borrowers, which could interfere with the Funds’ ability to vote proxies or to settle transactions, and iv) there is the risk of possible loss of rights in the collateral should the borrower fail financially.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, June 30, 2017.

Stephens Mid-Cap Growth

Offsetting of Financial and Derivative Assets as of June 30, 2017:
	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions:
Common Stocks	$2,907,461	$-	$-	$-	$2,907,461

Total Borrowings	$2,907,461	$-	$-	$-	$2,907,461

Gross amount of recognized liabilities for securities lending transactions					$2,907,461

Stephens Small Cap Growth

Offsetting of Financial and Derivative Assets as of June 30, 2017:
	Remaining Contractual Maturity of the Agreements As of June 30, 2017
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions:
Common Stocks	$40,285,840	$-	$-	$-	$40,285,840

Total Borrowings	$40,285,840	$-	$-	$-	$40,285,840

Gross amount of recognized liabilities for securities lending transactions					$40,285,840

6.  Federal Income and Excise Taxes

It is the policy of the each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distribution of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecognized tax benefits in the accompanying financial statements. Each of the tax years in the four year period ended December 31, 2016 remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

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American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

As of June 30, 2017 the tax cost for each fund and their respective gross unrealized appreciation and depreciation were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Stephens Mid-Cap Growth	$67,582,588	$29,072,299	$(1,909,929)	$27,162,370
Stephens Small Cap Growth	503,374,548	153,545,109	(20,834,847)	132,710,262

Under the Regulated Investment Company Modernization Act of 2010 (the “RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

For the period ended December 31, 2016, the Stephens Small Cap Growth Fund has a $2,647,264 long-term capital loss carryforward. The Stephens Mid-Cap Growth Fund did not have capital loss carryforwards.

7.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the six months ended June 30, 2017 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Stephens Mid-Cap Growth	$12,073,599	$-	$12,975,697	$-
Stephens Small Cap Growth	59,452,842	-	97,777,483	-

A summary of the Funds’ transactions in the USG Select Fund for the six months ended June 30, 2017 are as follows:

Fund	Type of Transaction	December 31, 2016 Shares/Fair Value	Purchases	Sales	June 30, 2017 Shares/Fair Value	Dividend Income
Stephens Mid-Cap Growth	Direct	$1,747,402	$11,621,454	$12,620,791	$748,065	$6,212
Stephens Mid-Cap Growth	Securities Lending	1,346,615	23,067,641	21,450,534	2,963,722	-
Stephens Small Cap Growth	Direct	28,216,747	55,682,856	79,917,458	3,982,145	28,292
Stephens Small Cap Growth	Securities Lending	17,065,741	157,020,817	132,910,998	41,175,560	-

8.  Securities Lending

The Funds may lend their securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Collateral is monitored and marked-to-market daily. Daily mark-to-market amounts are required to be paid to the borrower or received from the borrower by the end of the following business day. This one day settlement for mark to market amounts may result in the collateral being temporarily less than the value of the securities on loan or temporarily more than the required minimum collateral.

To the extent that a loan is collateralized by cash, such cash collateral shall be invested by the securities lending agent (the “Agent”) in money market mutual funds and other short-term investments, provided the investments meet certain quality and diversification requirements. Securities purchased with cash collateral proceeds are listed in the Fund’s Schedule of Investments and the collateral is shown on the Statements of Assets and Liabilities as a payable.

30

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

Securities lending income is generated from the demand premium (if any) paid by the borrower to borrow a specific security and from the return on investment of cash collateral, reduced by negotiated rebate fees paid to the borrower and transaction costs. To the extent that a loan is secured by non-cash collateral, securities lending income is generated as a demand premium reduced by transaction costs. The Fund, the Agent, and the Manager retained 80%, 10%, and 10%, respectively, of the income generated from securities lending.

While securities are on loan, the Fund continues to receive certain income associated with that security and any gain or loss in the market price that may occur during the term of the loan. In the case of domestic equities, the value of any dividend is received in the form of a substitute payment approximately equal to the dividend. In the case of foreign securities, a negotiated amount is received that is less than the actual dividend, but higher than the dividend amount minus the foreign tax that the Fund would be subject to on the dividend.

Securities lending transactions pose certain risks to the Fund, including that the borrower may not provide additional collateral when required or return the securities when due, that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower, that non-cash collateral may be subject to legal constraints in the event of a borrower bankruptcy, and that the cash collateral investments could become illiquid and unable to be used to return collateral to the borrower. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the cash collateral available for return to the borrower and any action which impairs its ability to liquidate non-cash collateral to satisfy a borrower default.

As of June 30, 2017, the value of outstanding securities on loan and the value of collateral were as follows:

Fund	Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Stephens Mid-Cap Growth	$2,907,461	$2,963,722	$-	$2,963,722
Stephens Small Cap Growth	40,285,840	41,175,560	-	41,175,560

Cash collateral is listed on the Funds’ Schedules of Investments and is shown on the Statements of Assets and Liabilities. Income earned on these investments is included in “Income derived from securities lending” on the Statements of Operations.

Non-cash collateral received by the Funds may not be sold or re-pledged except to satisfy a borrower default. Therefore, non-cash collateral is not included on the Funds’ Schedules of Investments or Statements of Assets and Liabilities.

9.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	Institutional Class
	Period Ended June 30, 2017		Year Ended December 31, 2016
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	349,206	$6,928,252	1,177,720	$20,399,984
Reinvestment of dividends	-	-	146,529	2,693,187
Shares redeemed	(457,884)	(9,227,250)	(2,800,521)	(48,457,431)

Net (decrease) in shares outstanding	(108,678)	$(2,298,998)	(1,476,272)	$(25,364,260)

	Y Class
	Period Ended June 30, 2017		Year Ended December 31, 2016
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	78,357	$1,553,410	44,603	$820,474
Reinvestment of dividends	-	-	5,101	93,381
Shares redeemed	(35,611)	(726,283)	(49,219)	(887,718)

Net (decrease) in shares outstanding	42,746	$827,127	485	$26,137

31

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

	Investor Class
	Period Ended June 30, 2017		Year Ended December 31, 2016
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	52,883	$910,444	10,957	$170,834
Reinvestment of dividends	-	-	50,612	802,201
Shares redeemed	(53,136)	(907,176)	(169,686)	(2,603,913)

Net (decrease) in shares outstanding	(253)	$3,268	(108,117)	$(1,630,878)

	A Class
	Period Ended June 30, 2017		Year Ended December 31, 2016
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	48,032	$827,190	122,839	$1,906,539
Reinvestment of dividends	-	-	54,477	860,740
Shares redeemed	(73,270)	(1,260,367)	(176,308)	(2,782,925)

Net (decrease) in shares outstanding	(25,238)	$(433,177)	1,008	$(15,646)

	C Class
	Period Ended June 30, 2017		Year Ended December 31, 2016
Stephens Mid-Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	21,417	$356,998	7,487	$115,723
Reinvestment of dividends	-	-	5,675	86,052
Shares redeemed	(7,947)	(131,507)	(60,007)	(892,866)

Net (decrease) in shares outstanding	13,470	$225,491	(46,845)	$(691,091)

	Institutional Class
	Period Ended June 30, 2017		Year Ended December 31, 2016
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	3,067,267	$52,636,100	14,462,163	$223,106,635
Reinvestment of dividends	-	-	215,695	3,556,821
Shares redeemed	(4,930,522)	(85,705,107)	(7,271,033)	(109,035,001)

Net (decrease) in shares outstanding	(1,863,255)	$(33,069,007)	7,406,825	$117,628,455

	Y Class
	Period Ended June 30, 2017		Year Ended December 31, 2016
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	306,154	$5,248,282	7,449,981	$116,530,831
Reinvestment of dividends	-	-	39,938	655,773
Shares redeemed	(714,510)	(12,220,106)	(12,060,037)	(196,540,679)

Net (decrease) in shares outstanding	(408,356)	$(6,971,824)	(4,570,118)	$(79,354,075)

	Investor Class
	Period Ended June 30, 2017		Year Ended December 31, 2016
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	118,360	$1,920,524	791,664	$10,678,980
Reinvestment of dividends	-	-	28,155	435,840
Shares redeemed	(382,632)	(6,228,205)	(1,486,689)	(20,770,152)

Net (decrease) in shares outstanding	(264,272)	$(4,307,681)	(666,870)	$(9,655,332)

	A Class
	Period Ended June 30, 2017		Year Ended December 31, 2016
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	57,842	$940,332	46,390	$691,272
Reinvestment of dividends	-	-	3,955	60,700
Shares redeemed	(42,282)	(692,866)	(172,992)	(2,427,677)

Net (decrease) in shares outstanding	15,560	$247,466	(122,647)	$(1,675,705)

	C Class
	Period Ended June 30, 2017		Year Ended December 31, 2016
Stephens Small Cap Growth Fund	Shares	Amount	Shares	Amount
Shares sold	380	$5,924	4,104	$54,232
Reinvestment of dividends	-	-	747	11,031
Shares redeemed	(22,730)	(354,968)	(89,847)	(1,188,522)

Net (decrease) in shares outstanding	(22,350)	$(349,044)	(84,996)	$(1,123,259)

32

American Beacon FundsSM

Notes to Financial Statements

June 30, 2017 (Unaudited)

10.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

33

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30,		Year Ended December 31,				One Month Ended December 31,		Year Ended November 30,

	2017		2016	2015	2014	2013	2012		2012

	(unaudited)
Net asset value, beginning of period	$18.29		$18.11	$19.24	$19.76	$15.38	$15.24		$13.69

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.26)	(0.13)	(0.04)	(0.05)	0.02		–	A
Net gains (losses) on investments (both realized and unrealized)	2.80		1.49	(0.11)	0.72	5.12	0.20		1.55

Total income (loss) from investment operations	2.73		1.23	(0.24)	0.68	5.07	0.22		1.55

Less distributions:
Dividends from net investment income	–		–	–	–	(0.01)	–		–
Distributions from net realized gains	–		(1.05)	(0.89)	(1.20)	(0.66)	(0.08)		–
Tax return of capitalB	–		–	–	–	(0.02)	–		–

Total distributions	–		(1.05)	(0.89)	(1.20)	(0.69)	(0.08)		–

Net asset value, end of period	$21.02		$18.29	$18.11	$19.24	$19.76	$15.38		$15.24

Total returnC	14.93	%D	6.76%	(1.23)%	3.41%	33.14%	1.43	%D	11.32%

Ratios and supplemental data:
Net assets, end of period	$55,688,995		$50,451,447	$76,666,136	$87,620,400	$63,235,775	$31,005,183		$30,503,408
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsE	1.07	%F	1.09%	1.01%	1.05%	1.12%	1.31	%F	1.28%
Expenses, net of reimbursements or recoupmentsE	0.99	%F	1.00%	0.99%	1.00%	0.99%	0.99	%F	1.03%
Net investment income (loss), before expense reimbursements or recoupments	(0.50	)%F	(0.60)%	(0.54)%	(0.53)%	(0.70)%	1.37	%F	(0.62)%
Net investment income (loss), net of reimbursements or recoupments	(0.43	)%F	(0.51)%	(0.53)%	(0.48)%	(0.58)%	1.69	%F	(0.37)%
Portfolio turnover rate	14	%D	22%	19%	37%	25%	1	%D	27%

A	For the purposes of this calculation, the change in undistributed net investment income was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
F	Annualized.

See accompanying notes

34

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,					One Month Ended December 31,		February 24, 2012A to November 30,

	2017		2016	2015	2014	2013		2012		2012

	(unaudited)
Net asset value, beginning of period	$18.22		$18.06	$19.22	$19.76	$15.38		$15.23		$15.09

Income (loss) from investment operations:
Net investment income (loss)	0.05		(0.10)	(0.15)	(0.06)	(0.08)		0.02		(0.03)
Net gains (losses) on investments (both realized and unrealized)	2.66		1.31	(0.12)	0.72	5.15		0.21		0.17

Total income (loss) from investment operations	2.71		1.21	(0.27)	0.66	5.07		0.23		0.14

Less distributions:
Dividends from net investment income	–		–	–	–	(0.01)		–		–
Distributions from net realized gains	–		(1.05)	(0.89)	(1.20)	(0.68)		(0.08)		–
Tax return of capitalB	–		–	–	–	(0.00	)C	–		–

Total distributions	–		(1.05)	(0.89)	(1.20)	(0.69)		(0.08)		–

Net asset value, end of period	$20.93		$18.22	$18.06	$19.22	$19.76		$15.38		$15.23

Total returnD	14.87	%E	6.67%	(1.39)%	3.31%	33.14%		1.50	%E	0.93	%E

Ratios and supplemental data:
Net assets, end of period	$3,778,268		$2,510,649	$2,479,918	$3,109,192	$1,672,420		$373,747		$222,277
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsF	1.10	%G	1.12%	1.06%	1.10%	1.14%		1.53	%G	3.85	%G
Expenses, net of reimbursements or recoupmentsF	1.09	%G	1.12%	1.09%	1.10%	1.09%		1.09	%G	1.09	%G
Net investment income (loss), before expense reimbursements or recoupments	(0.54	)%G	(0.63)%	(0.60)%	(0.57)%	(0.73)%		0.69	%G	(3.09	)%G
Net investment income (loss), net of reimbursements or recoupments	(0.53	)%G	(0.63)%	(0.63)%	(0.58)%	(0.68)%		1.13	%G	(0.33	)%G
Portfolio turnover rate	14	%E	22%	19%	37%	25%		1	%E	27	%E H

A	Commencement of operations.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
C	Amount represents less than $0.01 per share.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
G	Annualized.
H	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.

See accompanying notes

35

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,					One Month Ended December 31,		Year Ended November 30,

	2017		2016	2015	2014	2013		2012		2012

	(unaudited)
Net asset value, beginning of period	$15.77		$15.80	$16.97	$17.64	$13.83		$13.72		$12.36

Income (loss) from investment operations:
Net investment income (loss)	(0.07)		(0.27)	(0.32)	(0.36)	(0.08)		0.02		(0.14	)A
Net gains on investments (both realized and unrealized)	2.39		1.29	0.04	0.89	4.58		0.17		1.50

Total income (loss) from investment operations	2.32		1.02	(0.28)	0.53	4.50		0.19		1.36

Less distributions:
Dividends from net investment income	–		–	–	–	(0.01)		–		–
Distributions from net realized gains	–		(1.05)	(0.89)	(1.20)	(0.68)		(0.08)		–
Tax return of capitalB	–		–	–	–	(0.00	)C	–		–

Total distributions	–		(1.05)	(0.89)	(1.20)	(0.69)		(0.08)		–

Net asset value, end of period	$18.09		$15.77	$15.80	$16.97	$17.64		$13.83		$13.72

Total returnD	14.71	%E	6.42%	(1.63)%	2.97%	32.71%		1.37	%E	11.00%

Ratios and supplemental data:
Net assets, end of period	$14,997,108		$13,078,292	$14,814,940	$19,551,562	$31,912,432		$18,584,733		$18,091,662
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsF	1.35	%G	1.38%	1.32%	1.27%	1.38%		1.68	%G	1.67%
Expenses, net of reimbursements or recoupmentsF	1.35	%G	1.38%	1.35%	1.38%	1.37%		1.37	%G	1.40%
Net investment income (loss), before expense reimbursements or recoupments	(0.79	)%G	(0.89)%	(0.85)%	(0.77)%	(0.98)%		0.94	%G	(1.04)%
Net investment income (loss), net of reimbursements or recoupments	(0.79	)%G	(0.89)%	(0.89)%	(0.88)%	(0.97)%		1.26	%G	(0.76)%
Portfolio turnover rate	14	%E	22%	19%	37%	25%		1	%E	27%

A	For the purposes of this calculation, the change in undistributed net investment income was derived by dividing the change in undistributed net investment income by average shares outstanding for the period.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
C	Amount represents less than $0.01 per share.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
G	Annualized.

See accompanying notes

36

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,					One Month Ended December 31,		February 24, 2012A to November 30,

	2017		2016	2015	2014	2013		2012		2012

	(unaudited)
Net asset value, beginning of period	$15.72		$15.77	$16.94	$17.61	$13.83		$13.72		$13.62

Income (loss) from investment operations:
Net investment income (loss)	(0.09)		(0.14)	(0.20)	(0.19)	(0.10)		0.02		(0.05)
Net gains (losses) on investments (both realized and unrealized)	2.40		1.14	(0.08)	0.72	4.57		0.17		0.15

Total income (loss) from investment operations	2.31		1.00	(0.28)	0.53	4.47		0.19		0.10

Less distributions:
Dividends from net investment income	–		–	–	–	(0.01)		–		–
Distributions from net realized gains	–		(1.05)	(0.89)	(1.20)	(0.68)		(0.08)		–
Tax return of capitalB	–		–	–	–	(0.00	)C	–		–

Total distributions	–		(1.05)	(0.89)	(1.20)	(0.69)		(0.08)		–

Net asset value, end of period	$18.03		$15.72	$15.77	$16.94	$17.61		$13.83		$13.72

Total returnD	14.69	%E	6.30%	(1.63)%	2.97%	32.49%		1.37	%E	0.73	%E

Ratios and supplemental data:
Net assets, end of period	$15,470,047		$13,886,296	$13,907,563	$16,505,844	$18,395,962		$7,302,012		$7,062,772
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsF	1.40	%G	1.42%	1.36%	1.45%	1.57%		1.81	%G	1.83	%G
Expenses, net of reimbursements or recoupmentsF	1.39	%G	1.41%	1.39%	1.45%	1.49%		1.49	%G	1.49	%G
Net investment income (loss), before expense reimbursements or recoupments	(0.84	)%G	(0.92)%	(0.90)%	(0.94)%	(1.16)%		0.86	%G	(1.04	)%G
Net investment income (loss), net of reimbursements or recoupments	(0.83	)%G	(0.92)%	(0.93)%	(0.94)%	(1.09)%		1.18	%G	(0.70	)%G
Portfolio turnover rate	14	%E	22%	19%	37%	25%		1	%E	27	%E H

A	Commencement of operations.
B	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
C	Amount represents less than $0.01 per share.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
G	Annualized.
H	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.

See accompanying notes

37

American Beacon Stephens Mid-Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Year Ended December 31,					One Month Ended December 31,		February 24, 2012A to November 30,

	2017		2016	2015	2014	2013		2012		2012

	(unaudited)
Net asset value, beginning of period	$15.08		$15.28	$16.57	$17.38	$13.75		$13.63		$13.62

Income (loss) from investment operations:
Net investment income (loss)	0.04		(0.60)	(0.17)	(0.27)	(0.16)		0.02		(0.04)
Net gains (losses) on investments (both realized and unrealized)	2.11		1.45	(0.23)	0.66	4.47		0.18		0.05

Total income (loss) from investment operations	2.15		0.85	(0.40)	0.39	4.31		0.20		0.01

Less distributions:
Dividends from net investment income	–		–	–	–	(0.00	)B	–		–
Distributions from net realized gains	–		(1.05)	(0.89)	(1.20)	(0.68)		(0.08)		–
Tax return of capitalC	–		–	–	–	(0.00	)B	–		–

Total distributions	–		(1.05)	(0.89)	(1.20)	(0.68)		(0.08)		–

Net asset value, end of period	$17.23		$15.08	$15.28	$16.57	$17.38		$13.75		$13.63

Total returnD	14.26	%E	5.52%	(2.39)%	2.21%	31.35%		1.45	%E	0.07	%E

Ratios and supplemental data:
Net assets, end of period	$1,819,695		$1,389,526	$2,123,334	$1,901,906	$1,625,535		$301,916		$146,859
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsF	2.16	%G	2.19%	2.11%	2.22%	2.28%		2.68	%G	14.54	%G
Expenses, net of reimbursements or recoupmentsF	2.14	%G	2.18%	2.14%	2.20%	2.24%		2.24	%G	2.24	%G
Net investment income (loss), before expense reimbursements or recoupments	(1.60	)%G	(1.70)%	(1.65)%	(1.69)%	(1.87)%		0.15	%G	(13.65	)%G
Net investment income (loss), net of reimbursements or recoupments	(1.59	)%G	(1.69)%	(1.68)%	(1.68)%	(1.84)%		0.59	%G	(1.36	)%G
Portfolio turnover rate	14	%E	22%	19%	37%	25%		1	%E	27	%E H

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
G	Annualized.
H	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.

See accompanying notes

38

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Institutional Class
	Six Months Ended June 30,		Year Ended December 31,						One Month Ended December 31,		Year Ended November 30,

	2017		2016		2015	2014	2013		2012		2012A

	(unaudited)
Net asset value, beginning of period	$16.45		$15.08		$16.57	$17.83	$12.99		$13.54		$13.14

Income (loss) from investment operations:
Net investment income (loss)	(0.09)		0.00	B	(0.13)	(0.07)	(0.05)		0.06		(0.04	)C
Net gains (losses) on investments (both realized and unrealized)	1.49		1.51		(0.65)	(0.49)	5.60		0.23		1.43

Total income (loss) from investment operations	1.40		1.51		(0.78)	(0.56)	5.55		0.29		1.39

Less distributions:
Dividends from net investment income	–		–		–	–	(0.00	)B	–		–
Distributions from net realized gains	–		(0.14)		(0.71)	(0.70)	(0.67)		(0.84)		(0.99)
Tax return of capitalD	–		–		–	–	(0.04)		–		–

Total distributions	–		(0.14)		(0.71)	(0.70)	(0.71)		(0.84)		(0.99)

Net asset value, end of period	$17.85		$16.45		$15.08	$16.57	$17.83		$12.99		$13.54

Total returnE	8.51	%F	9.98%		(4.69)%	(3.14)%	42.93%		2.15	%F	11.74%

Ratios and supplemental data:
Net assets, end of period	$455,204,331		$450,286,537		$300,919,215	$359,958,471	$317,341,400		$130,341,476		$88,814,609
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsG	1.07	%H	1.09%		1.08%	1.08%	1.11%		1.20	%H	1.20%
Expenses, net of reimbursements or recoupmentsG	1.07	%H	1.09%		1.08%	1.10%	1.09%		1.06	%H	1.10%
Net investment income (loss), before expense reimbursements or recoupments	(0.76	)%H	(0.78)%		(0.67)%	(0.59)%	(0.73)%		0.54	%H	(0.84)%
Net investment income (loss), net of reimbursements or recoupments	(0.76	)%H	(0.78)%		(0.67)%	(0.61)%	(0.71)%		0.68	%H	(0.74)%
Portfolio turnover rate	10	%F	40%		25%	46%	39%		6	%F	45%

A	Prior to the reorganization on February 24, 2012, the Institutional and Investor Classes were known as Class I and Class A, respectively.
B	Amount represents less than $0.01 per share.
C	For the purposes of this calculation, the change in undistributed net investment income was derived by dividing the change in undistributed net investment income by shares outstanding for the period.
D	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
F	Not annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
H	Annualized.

See accompanying notes

39

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended June 30,		Year Ended December 31,					One Month Ended December 31,		February 24, 2012A to November 30,

	2017		2016	2015	2014	2013		2012		2012

	(unaudited)
Net asset value, beginning of period	$16.38		$15.02	$16.54	$17.81	$12.98		$13.54		$13.59

Income (loss) from investment operations:
Net investment income (loss)	(0.15)		(0.52)	(0.14)	(0.12)	(0.04)		0.01		(0.02)
Net gains (losses) on investments (both realized and unrealized)	1.53		2.02	(0.67)	(0.45)	5.58		0.27		(0.03)

Total income (loss) from investment operations	1.38		1.50	(0.81)	(0.57)	5.54		0.28		(0.05)

Less distributions:
Dividends from net investment income	–		–	–	–	(0.00	)B	–		–
Distributions from net realized gains	–		(0.14)	(0.71)	(0.70)	(0.68)		(0.84)		–
Tax return of capitalC	–		–	–	–	(0.03)		–		–

Total distributions	–		(0.14)	(0.71)	(0.70)	(0.71)		(0.84)		–

Net asset value, end of period	$17.76		$16.38	$15.02	$16.54	$17.81		$12.98		$13.54

Total returnD	8.42	%E	9.96%	(4.88)%	(3.20)%	42.88%		2.07	%E	(0.37	)%E

Ratios and supplemental data:
Net assets, end of period	$80,663,180		$81,069,652	$142,980,166	$171,901,004	$208,196,284		$4,563,158		$2,698,530
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsF	1.13	%G	1.15%	1.14%	1.16%	1.19%		1.36	%G	2.05	%G
Expenses, net of reimbursements or recoupmentsF	1.13	%G	1.15%	1.14%	1.16%	1.19%		1.16	%G	1.21	%G
Net investment income (loss), before expense reimbursements or recoupments	(0.82	)%G	(0.81)%	(0.74)%	(0.67)%	(0.79)%		0.19	%G	(1.57	)%G
Net investment income (loss), net of reimbursements or recoupments	(0.82	)%G	(0.81)%	(0.74)%	(0.69)%	(0.78)%		0.38	%G	(0.73	)%G
Portfolio turnover rate	10	%E	40%	25%	46%	39%		6	%E	45	%E H

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
G	Annualized.
H	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.

See accompanying notes

40

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended June 30,		Year Ended December 31,					One Month Ended December 31,		Year Ended November 30,

	2017		2016	2015	2014	2013		2012		2012A

	(unaudited)
Net asset value, beginning of period	$15.45		$14.20	$15.71	$16.98	$12.42		$12.99		$12.67

Income (loss) from investment operations:
Net investment income (loss)	(0.23)		(0.41)	(0.82)	(0.16)	(0.04)		0.02		(0.06	)B
Net gains (losses) on investments (both realized and unrealized)	1.52		1.80	0.02	(0.41)	5.31		0.25		1.37

Total income (loss) from investment operations	1.29		1.39	(0.80)	(0.57)	5.27		0.27		1.31

Less distributions:
Dividends from net investment income	–		–	–	–	(0.00	)C	–		–
Distributions from net realized gains	–		(0.14)	(0.71)	(0.70)	(0.69)		(0.84)		(0.99)
Tax return of capitalD	–		–	–	–	(0.02)		–		–

Total distributions	–		(0.14)	(0.71)	(0.70)	(0.71)		(0.84)		(0.99)

Net asset value, end of period	$16.74		$15.45	$14.20	$15.71	$16.98		$12.42		$12.99

Total returnE	8.35	%F	9.76%	(5.08)%	(3.35)%	42.62%		2.08	%F	11.44%

Ratios and supplemental data:
Net assets, end of period	$50,338,337		$50,544,287	$55,921,959	$147,227,308	$169,799,314		$69,786,350		$67,505,875
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsG	1.28	%H	1.35%	1.40%	1.31%	1.39%		1.62	%H	1.56%
Expenses, net of reimbursements or recoupmentsG	1.32	%H	1.35%	1.39%	1.37%	1.35%		1.34	%H	1.36%
Net investment income (loss), before expense reimbursements or recoupments	(0.97	)%H	(1.02)%	(1.01)%	(0.81)%	(1.01)%		0.23	%H	(1.20)%
Net investment income (loss), net of reimbursements or recoupments	(1.01	)%H	(1.02)%	(1.00)%	(0.88)%	(0.96)%		0.50	%H	(1.00)%
Portfolio turnover rate	10	%F	40%	25%	46%	39%		6	%F	45%

A	Prior to the reorganization on February 24, 2012, the Institutional and Investor Classes were known as Class I and Class A, respectively.
B	For the purposes of this calculation, the change in undistributed net investment income was derived by dividing the change in undistributed net investment income by shares outstanding for the period.
C	Amount represents less than $0.01 per share.
D	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
E	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
F	Not annualized.
G	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
H	Annualized.

See accompanying notes

41

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended June 30,		Year Ended December 31,						One Month Ended December 31,		February 24, 2012A to November 30,

	2017		2016		2015	2014	2013		2012		2012

	(unaudited)
Net asset value, beginning of period	$15.32		$14.10		$15.61	$16.91	$12.40		$12.98		$13.07

Income (loss) from investment operations:
Net investment income (loss)	(0.06)		(0.31)		(0.19)	(0.18)	(0.10)		0.01		(0.07)
Net gains (losses) on investments (both realized and unrealized)	1.33		1.67		(0.61)	(0.42)	5.32		0.25		(0.02)

Total income (loss) from investment operations	1.27		1.36		(0.80)	(0.60)	5.22		0.26		(0.09)

Less distributions:
Dividends from net investment income	–		(0.00	)B	–	–	(0.00	)B	–		–
Distributions from net realized gains	–		(0.14)		(0.71)	(0.70)	(0.71)		(0.84)		–
Tax return of capitalC	–		–		–	–	(0.00	)B	–		–

Total distributions	–		(0.14)		(0.71)	(0.70)	(0.71)		(0.84)		–

Net asset value, end of period	$16.59		$15.32		$14.10	$15.61	$16.91		$12.40		$12.98

Total returnD	8.29	%E	9.61%		(5.11)%	(3.54)%	42.28%		2.01	%E	(0.69	)%E

Ratios and supplemental data:
Net assets, end of period	$7,870,120		$7,029,682		$8,197,136	$9,701,510	$10,941,646		$3,130,886		$2,941,034
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsF	1.43	%G	1.46%		1.44%	1.51%	1.57%		1.79	%G	2.08	%G
Expenses, net of reimbursements or recoupmentsF	1.43	%G	1.46%		1.48%	1.52%	1.59%		1.58	%G	1.61	%G
Net investment income (loss), before expense reimbursements or recoupments	(1.13	)%G	(1.14)%		(1.03)%	(1.02)%	(1.18)%		0.04	%G	(1.68	)%G
Net investment income (loss), net of reimbursements or recoupments	(1.13	)%G	(1.14)%		(1.08)%	(1.03)%	(1.20)%		0.25	%G	(1.21	)%G
Portfolio turnover rate	10	%E	40%		25%	46%	39%		6	%E	45	%E H

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.
D	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
E	Not annualized.
F	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
G	Annualized.
H	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012.

See accompanying notes

42

American Beacon Stephens Small Cap Growth FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended June 30,		Year Ended December 31,					One Month Ended December 31,		February 24, 2012A to November 30,

	2017		2016	2015	2014	2013		2012		2012

	(unaudited)
Net asset value, beginning of period	$14.71		$13.65	$15.26	$16.66	$12.32		$12.91		$13.07

Income (loss) from investment operations:
Net investment income (loss)	(0.81)		(1.08)	(0.31)	(0.24)	(0.13)		0.00		(0.06)
Net gains (losses) on investments (both realized and unrealized)	1.97		2.28	(0.59)	(0.46)	5.18		0.25		(0.10)

Total income (loss) from investment operations	1.16		1.20	(0.90)	(0.70)	5.05		0.25		(0.16)

Less distributions:
Dividends from net investment income	–		–	–	–	(0.00	)B	–		–
Distributions from net realized gains	–		(0.14)	(0.71)	(0.70)	(0.71)		(0.84)		–
Tax return of capitalH	$–		–	–	–	–		–		–

Total distributions	–		(0.14)	(0.71)	(0.70)	(0.71)		(0.84)		–

Net asset value, end of period	$15.87		$14.71	$13.65	$15.26	$16.66		$12.32		$12.91

Total returnC	7.89	%D	8.76%	(5.89)%	(4.20)%	41.17%		1.94	%D	(1.22	)%D

Ratios and supplemental data:
Net assets, end of period	$1,027,172		$1,280,971	$2,348,424	$2,771,316	$2,446,766		$348,977		$343,410
Ratios to average net assets:
Expenses, before reimbursements or recoupmentsE	2.18	%F	2.23%	2.19%	2.26%	2.33%		3.21	%F	6.15	%F
Expenses, net of reimbursements or recoupmentsE	2.18	%F	2.23%	2.26%	2.27%	2.34%		2.33	%F	2.35	%F
Net investment (loss), before expense reimbursements or recoupments	(1.88	)%F	(1.91)%	(1.79)%	(1.76)%	(1.93)%		(1.36	)%F	(5.71	)%F
Net investment (loss), net of reimbursements or recoupments	(1.88	)%F	(1.91)%	(1.85)%	(1.77)%	(1.94)%		(0.48	)%F	(1.91	)%F
Portfolio turnover rate	10	%D	40%	25%	46%	39%		6	%D	45	%D G

A	Commencement of operations.
B	Amount represents less than $0.01 per share.
C	Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
D	Not annualized.
E	Expense ratios may exceed stated expense caps in Note 2 due in part to security lending expenses.
F	Annualized.
G	Portfolio turnover rate is for the period from December 1, 2011 through November 30, 2012 and is not annualized.
H	The distributions from return of capital is calculated based on outstanding shares at the time of distribution.

See accompanying notes

43

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

At in-person meetings held on May 16, 2017 and June 7, 2017 (collectively, the “Meetings”), the Board of Trustees (“Board”) considered and then, at its June 7 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (the “Trust”), on behalf of American Beacon Stephens Mid-Cap Growth Fund (“MCG Fund”) and American Beacon Stephens Small Cap Growth Fund (“SCG Fund”) (collectively, the “Funds”); and

(2) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Funds, and Stephens Investment Management Group, LLC (“Stephens”).

The Investment Advisory Agreement is referred to herein as the “Investment Advisory Agreement,” and Stephens is hereinafter referred to as the “subadvisor.” The Management Agreement and the Investment Advisory Agreement are collectively referred to herein as the “Agreements.” In preparation for the Board to consider the renewal of these Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the subadvisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the subadvisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Funds as well as information from the Manager and the subadvisors. At the Meetings, the Board considered the information provided. Further, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular meetings of the Board and its committees, as well as information specifically prepared in connection with the renewal process.

In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. The information requested on behalf of the Board included, among other information, the following materials. References herein to the “firm” refer to the Manager and/or each applicable subadvisor.

•	comparisons of the performance of an appropriate share class of each Fund to comparable investment companies and appropriate benchmark indices, including peer group averages and performance analyses provided by Broadridge and Morningstar, and to the performance of any similar accounts managed by the firm;

•	comparisons of each Fund’s management and subadvisory fee rates and expense ratio with the management fee rates paid by comparable mutual funds and their expense ratios, including peer group averages and fee and expense analyses provided by Broadridge and Morningstar, and the advisory fee rates charged to other clients for which similar services are provided;

•	a description of any applicable fee waivers and/or expense reimbursements in place for each Fund during the past year, and any proposed changes to the expense caps;

•	the Manager’s profitability with respect to the services that it provided to each Fund;

•	any actual or anticipated economies of scale in relation to the services the firm provides or will provide to each Fund and whether the current fee rates charged or to be charged to each Fund reflect these economies of scale for the benefit of the Fund’s investors;

•	an evaluation of any other benefits to the firm or Funds as a result of their relationship, if any;

•	information regarding the administrative, accounting-related, cash management and securities lending services that the Manager provides to certain Funds and the fees that the Manager receives for such services; and

44

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

•	information regarding a firm’s financial condition, the personnel of the Manager who are assigned primary responsibility for managing the Funds, staffing levels, portfolio managers’ compensation, insurance coverage, material pending litigation, code of ethics, compliance matters, actual or potential conflicts of interest that the firm experiences, or anticipates that it will experience, in providing services to the Funds, and the Manager’s disaster recovery plans.

The Board noted that the Manager provides management and administrative services to the Funds pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing both types of services, and observed that the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative expenses, reduced by any waivers and/or reimbursements.

Certain firms may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of those firms based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations. For each Fund with more than one class of shares, the class of shares used for comparative performance purposes was the share class with the lowest expenses available for purchase by the general public, which, in most cases, was the Institutional Class. The Board also considered that the use of Institutional Class performance generally facilitates a meaningful comparison for expense and performance purposes.

Provided below is an overview of certain factors the Board considered in connection with its renewal and approval of the Agreements. The Board did not identify any particular information that was most relevant to its consideration to renew or approve each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the Independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal and approval of each Agreement. The memorandum explained the regulatory requirements surrounding the Trustees’ process for evaluating investment advisors and the terms of investment advisory contracts. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal and approval of each Agreement was in the best interests of the Funds and their shareholders.

Considerations With Respect to the Renewal of the Management Agreement and Each Investment Advisory Agreement

In determining whether to renew the Agreements, the Trustees considered the best interests of each Fund separately. While the Management Agreement and the Investment Advisory Agreements for all of the Funds were considered at the Meetings, the Board considered each Fund’s investment management and subadvisory relationships separately.

In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of a Fund; (3) the costs incurred by the Manager in rendering services to the Funds and its resulting profits or losses; (4) comparisons of services and fee rates with contracts entered into by the Manager or a subadvisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or a subadvisor from their relationship with a Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: each Fund’s long-term performance and the length of service of key investment personnel at the Manager; the cost structure of the Funds; the Manager’s culture of compliance and support for compliance operations that reduce risks to the Funds; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement subadvisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

45

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

With respect to the renewal of the Investment Advisory Agreement, the Trustees considered the level of staffing and the size of the subadvisor. The Board also considered the adequacy of the resources committed to the Funds by the subadvisor, and whether those resources were commensurate with the needs of the Funds and are sufficient to sustain appropriate levels of performance and compliance needs. In this regard, the Board considered the financial stability of the subadvisor. The Board also considered the subadvisor’s representations regarding its compliance program and code of ethics. Based on the foregoing information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the subadvisor were appropriate for each Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of each Fund relative to its Broadridge performance universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent peer selection methodology to select all Broadridge performance universes. The Board also considered that the performance universes selected by Broadridge may not provide appropriate comparisons for certain Funds. In addition, the Board considered the performance reports and discussions with management at Board and Committee meetings throughout the year. The Board also evaluated the comparative information provided by the subadvisor regarding the performance of each Fund relative to the performance of other comparable investment accounts managed by the subadvisor and the Fund’s benchmark index. In addition, the Board considered in each instance the Manager’s recommendation to continue to retain the subadvisor. A discussion regarding the Board’s considerations with respect to each Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Costs of the Services Provided to the Funds and the Profits Realized by the Manager from its Relationship with the Funds. In analyzing the cost of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager and at an individual Fund level, with the MCG Fund being profitable for the Manager before distribution-related expenses and the Manager sustaining losses with respect to the MCG Fund after the payment of such expenses, and the SCG Fund being profitable for the Manager before and after the payment of distribution-related expenses. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Funds relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Funds, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Funds.

The Board also noted that the Manager proposed to continue the expense waivers and reimbursements for each Fund that were in place during the last fiscal year. The Board further considered that, with respect to each Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. In addition, the Board considered that the Manager receives fees for overseeing the securities lending program on behalf of each Fund. The Board also noted that certain share classes of the Funds maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the subadvisor in connection with its investment advisory services to each Fund, the Board considered that, with respect to each Fund, the Manager has negotiated the lowest fee rate the subadvisor charges for any comparable client accounts. The Board did not request profitability data from the subadvisor because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the subadvisor with respect to the negotiation of subadvisory fee rates. In addition, the Board noted that the subadvisor may not account for its profits on an account-by-account basis and, to the extent it does, it likely employs different methodologies in connection with these calculations.

46

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

Based on the foregoing information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to each Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to Each Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Funds grow and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated breakpoints in the subadvisory fee rates for each Fund.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to each Fund. Based on the foregoing information, the Board concluded that the Manager and subadvisor fee rate schedules for each Fund provide for a reasonable sharing of benefits from any economies of scale with the Funds.

Benefits Derived from the Relationship with the Funds. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the subadvisor as a result of the advisory relationships with the Funds, including greater exposure in the marketplace with respect to the Manager’s or subadvisor’s investment process and expanding the level of assets under management by the Manager and the subadvisor. In addition, the Board noted that the subadvisor benefit from soft dollar arrangements for third party and proprietary research. Based on the foregoing information, the Board concluded that the potential benefits accruing to the Manager and the subadvisor by virtue of their relationships with the Funds appear to be fair and reasonable

Additional Considerations and Conclusions with Respect to Each Fund

The performance comparisons below were made versus each Fund’s Broadridge performance universe and Morningstar Category. With respect to the Broadridge performance universe, the 1st Quintile represents the top twenty percent of the universe based on performance and the 5th Quintile representing the bottom twenty percent of the universe based on performance. References below to each Fund’s Broadridge performance universe are to the universe of mutual funds with a comparable investment classification/objective included in the analysis provided by Broadridge. In reviewing the performance each Fund, the Trustees viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration, because relative performance over shorter periods may be significantly impacted by market or economic events that do not reflect manager skill.

The expense comparisons below were made versus each Fund’s Broadridge expense universe and Broadridge expense group, with the 1st Quintile representing the top twenty percent of the universe or group based on lowest total expense and the 5th Quintile representing the bottom twenty percent of the universe or group based on highest total expense. References below to each Fund’s expense group and expense universe are to the respective group or universe of comparable mutual funds included in the analysis by Broadridge. A Broadridge expense group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge expense universe includes all funds in the investment classification/objective with a similar operating structure as the share class of the Fund included in the Broadridge comparative information and provides a broader view of expenses across the Fund’s investment classification/objective. For each Fund, the Trustees also considered a Fund’s Morningstar fee level category. In reviewing expenses, the Trustees considered the positive impact of fee waivers where applicable and the Manager’s agreement to continue the fee waivers. In addition, information regarding the subadvisors’ use of soft dollars was requested from the Manager and was considered by the Trustees.

47

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Mid-Cap Growth Fund

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreement with Stephens for the MCG Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking – Institutional Class	Above Average Expense Ratio

Broadridge and Morningstar Performance Analysis (five-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	3rd Quintile
Compared to Morningstar Category	3rd Quintile

The Trustees also considered: (1) that the Fund’s expenses are above the median of its Broadridge expense universe and below the median of its Broadridge expense group; (2) that Stephens’ investment process focuses on higher quality companies and the markets have favored lower-quality companies in the recent past; (3) Stephens’ longer-term performance and consistent team, as well as the Manager’s representation regarding Stephens’ consistent process; (4) information provided by Stephens regarding the fee rates it charges to other accounts that are managed in the same strategy as the Fund; and (5) the Manager’s recommendation to continue to retain the subadvisor.

Based on these and other considerations, the Trustees: (1) concluded that the fees paid to the Manager and subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Stephens Mid-Cap Growth Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

Additional Considerations and Conclusions with Respect to the American Beacon Stephens Small Cap Growth Fund

In considering the renewal of the Management Agreement with the Manager and the Investment Advisory Agreement with Stephens for the SCG Fund, the Trustees considered the following additional factors:

Broadridge Total Expense Analysis Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	3rd Quintile
Compared to Broadridge Expense Universe	4th Quintile
Morningstar Fee Level Ranking – Institutional Class	Above Average Expense Ratio

Broadridge Fund Performance Analysis (five-year period ended February 28, 2017)

Compared to Broadridge Performance Universe	4th Quintile
Compared to Morningstar Category	5th Quintile

The Trustees also considered: (1) that the Fund’s expenses are higher than the median of its Broadridge expense group and expense universe; (2) that Stephens’ investment process focuses on higher-quality companies, and the Manager’s representation that markets have favored lower-quality companies in the recent past; (3) Stephens’ longer-term performance, consistent process and consistent team; (4) information provided by Stephens regarding fee rates charged for managing accounts in the same strategy as the Fund; and (5) the Manager’s recommendation to continue to retain the subadvisor.

48

Renewal and Approval of Management and Investment Advisory Agreements

June 30, 2017 (Unaudited)

Based on these and other considerations the Trustees: (1) concluded that the fees paid to the Manager and the subadvisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the American Beacon Stephens Small Cap Growth Fund and its shareholders would benefit from the Manager’s and subadvisor’s continued management of the Fund.

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Delivery of Documents

eDelivery is NOW AVAILABLE – Stop traditional mail delivery and receive your shareholder reports and summary prospectus on-line. Sign up at

www.americanbeaconfunds.com

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Institutional, Y, and Investor Classes Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-Q as of the first and third fiscal quarters. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of the Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Boston, Massachusetts	TRANSFER AGENT Boston Financial Data Services Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Ernst & Young LLP Dallas, Texas	DISTRIBUTOR Foreside Fund Services, LLC Portland, Maine

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus of Summary Prospectus.

American Beacon Funds, American Beacon Stephens Mid-Cap Growth Fund and American Beacon Stephens Small Cap Growth Fund are service marks of American Beacon Advisors, Inc.

SAR 6/17

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Not Applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto as EX-99.CERT.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(a)) are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.
President
American Beacon Funds
Date: September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Gene L. Needles, Jr.

Gene L. Needles, Jr.
President
American Beacon Funds
Date: September 8, 2017

By /s/ Melinda G. Heika

Melinda G. Heika
Treasurer
American Beacon Funds
Date: September 8, 2017